Exhibit 10.1 FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of October 29, 2026, by and among THE DAVEY TREE EXPERT COMPANY, an Ohio corporation (the “Borrower”), the Banks (as defined below) party hereto and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Banks (in such capacity, the “Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement or the Amended Credit Agreement referred to below, as applicable. PRELIMINARY STATEMENTS WHEREAS, the Borrower, the Agent, the various lending institutions party thereto from time to time (each, a “Bank” and, collectively, the “Banks”), KEYBANC CAPITAL MARKETS, INC., PNC CAPITAL MARKETS LLC and WELLS FARGO SECURITIES, LLC, each as a Joint Lead Arranger and Joint Bookrunner, PNC BANK, NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION, each as a Co-Syndication Agent, have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of July 29, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and the Credit Agreement as amended by this Fourth Amendment, the “Amended Credit Agreement”); WHEREAS, the Borrower has requested that the Banks party hereto make the amendments to the Credit Agreement as provided herein; and WHEREAS, the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof, to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the amendments contemplated hereby. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that: SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section 3 hereof, as of the Fourth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: stricken text), and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached hereto as Annex I. SECTION 2. REPRESENTATIONS & WARRANTIES. The Borrower hereby represents and warrants to the Banks party hereto and the Agent that, as of the Fourth Amendment Effective Date: (a) it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Fourth Amendment, and the transactions contemplated hereby have been duly authorized and approved by all necessary organizational actions and, if required, actions by equity holders; (b) this Fourth Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’

2 rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) the execution, delivery and performance of this Fourth Amendment, (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law of the Borrower, (iii) will not violate or result in a default under any indenture, agreement or other instrument in respect of any Material Indebtedness Agreement binding upon the Borrower or any of its Subsidiaries or its assets (other than the Loan Documents), or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, other than Liens created under the Loan Documents; (d) both immediately before and immediately after giving effect to this Fourth Amendment, the representations and warranties of the Borrower contained in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, Material Adverse Effect or dollar amount threshold, which are true and correct in all respects) on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties have been true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, Material Adverse Effect or dollar amount threshold, which have been true and correct in all respects) on and as of such earlier date; and (e) no Default or Event of Default exists on the date hereof immediately before or immediately after giving effect to this Fourth Amendment. SECTION 3. CONDITIONS PRECEDENT. This Fourth Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) when each of the conditions set forth in this Section 3 shall have been satisfied to the satisfaction of the Agent: (a) the Agent’s receipt of counterparts of (i) this Fourth Amendment executed by the Borrower, the Agent and the Banks and (ii) that certain Fourth Amendment Fee Letter, dated as of the Fourth Amendment Effective Date, executed by the Borrower and the Agent; (b) no Default or Event of Default exists hereunder, nor will any begin to exist immediately after the execution and delivery hereof; (c) the representations and warranties of the Credit Parties set forth in Section 2 of this Fourth Amendment are true and correct; and (d) the Agent shall have received all amounts due and payable by the Borrower to the Agent pursuant to this Fourth Amendment, the Fourth Amendment Fee Letter and any other Loan Document on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

3 SECTION 4. MISCELLANEOUS PROVISIONS. (a) Ratification. This Fourth Amendment is limited to the matters expressly specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith. (b) Governing Law; Submission to Jurisdiction; Jury Trial Waiver. THIS FOURTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OHIO. SECTIONS 10.16 AND 10.20 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS. (c) Severability. Section 10.13 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis. (d) Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or in electronic format (e.g., .pdf or .tif), or any other electronic means that reproduces an image of the actual executed signature page, shall be effective as delivery of a manually executed counterpart of this Fourth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or related to any Loan Document or other document to be signed in connection with this Fourth Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act of the State of Ohio and any other similar state laws based on the Uniform Electronic Transactions Act. [Remainder of page intentionally blank; signatures begin next page]

KeyBank/Davey Tree – Signature Page to Fourth Amendment IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written. Address: 1500 North Mantua Street THE DAVEY TREE EXPERT COMPANY Kent, Ohio 44240 Attention: Chief Financial Officer By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: SVP, Treasurer & Ops Support

KeyBank/Davey Tree – Signature Page to Fourth Amendment Address: Key Center KEYBANK NATIONAL ASSOCIATION, 127 Public Square as a Bank and as Agent Cleveland, Ohio 44114-1306 Attention: Large Corporate Group By: /s/ Michael G Kousaie Name: Michael G Kousaie Title: Senior Vice President

KeyBank/Davey Tree – Signature Page to Fourth Amendment Address: 1900 E 9th St; B7 YB13-13-7 PNC BANK, NATIONAL ASSOCIATION Cleveland, OH 44114 Attention: Keven Larkin By: /s/ Keven Larkin Name: Keven Larkin Title: Senior Vice President

KeyBank/Davey Tree – Signature Page to Fourth Amendment Address: 950 Main Ave. WELLS FARGO BANK, NATIONAL Cleveland, OH 44113 ASSOCIATION Attention: Heather Curtis By: /s/ Heather R. Curtis Name: Heather R. Curtis Title: Vice President

KeyBank/Davey Tree – Signature Page to Fourth Amendment Address: 50 South Main Street, Floor 3 JPMORGAN CHASE BANK, N.A. Akron, OH 44308 Attention: Valerie Geiger By: /s/ Rebecca Herendeen Name: Rebecca Herendeen Title: Vice President

Annex I Amended Credit Agreement Attached.

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT* among THE DAVEY TREE EXPERT COMPANY, as Borrower, VARIOUS LENDING INSTITUTIONS, as Banks, KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, KEYBANC CAPITAL MARKETS, INC., PNC CAPITAL MARKETS LLC and WELLS FARGO SECURITIES, LLC as Joint Lead Arrangers and Joint Bookrunners and PNC BANK, NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents ___________________ Dated as of July 29, 2024 ___________________ * As amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of May 21, 2025, that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of January 30, 2026, and that certain Third Amendment to Fifth Amended and Restated Credit Agreement, dated as of May 11, 2026, and that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated as of October 29, 2026.

TABLE OF CONTENTS Page ARTICLE I. DEFINED TERMS, ACCOUNTING PRINCIPLES, AMENDMENT AND RESTATEMENT .................................................................................................... 1 SECTION 1.1 DEFINITIONS ............................................................................................ 1 SECTION 1.2 ACCOUNTING PRINCIPLES................................................................ 28 SECTION 1.3 EFFECT OF AMENDMENT AND RESTATEMENT; NO NOVATION............................................................................................... 28 SECTION 1.4 RATES ....................................................................................................... 29 ARTICLE II. AMOUNT AND TERMS OF CREDIT .................................................................... 30 SECTION 2.1 AMOUNT AND NATURE OF CREDIT ................................................ 30 SECTION 2.2 CONDITIONS TO LOANS AND LETTERS OF CREDIT ................. 36 SECTION 2.3 PAYMENT ON NOTES, ETC................................................................. 37 SECTION 2.4 PREPAYMENT ........................................................................................ 37 SECTION 2.5 COMMITMENT AND OTHER FEES; REDUCTION OF COMMITMENT. ...................................................................................... 38 SECTION 2.6 INCREASE IN COMMITMENTS; INCREMENTAL TERM LOANS ....................................................................................................... 38 SECTION 2.7 COMPUTATION OF INTEREST AND FEES; DEFAULT RATE ......................................................................................................... 40 SECTION 2.8 MANDATORY PAYMENT .................................................................... 40 SECTION 2.9 DEFAULTING BANK. ............................................................................ 40 ARTICLE III. ADDITIONAL PROVISIONS RELATING TO TERM SOFR LOANS; INCREASED CAPITAL; TAXES ...................................................................... 43 SECTION 3.1 RESERVES OR DEPOSIT REQUIREMENTS, ETC .......................... 43 SECTION 3.2 TAXES ....................................................................................................... 44 SECTION 3.3 BENCHMARK REPLACEMENT SETTING ....................................... 47 SECTION 3.4 INDEMNITY ............................................................................................. 53 SECTION 3.5 CHANGES IN LAW RENDERING TERM SOFR LOANS UNLAWFUL ............................................................................................. 53 SECTION 3.6 FUNDING .................................................................................................. 53 SECTION 3.7 CAPITAL ADEQUACY .......................................................................... 54 SECTION 3.8 BREAKAGE COMPENSATION............................................................ 54 SECTION 3.9 CHANGE OF LENDING OFFICE; REPLACEMENT OF BANKS ....................................................................................................... 54 ARTICLE IV. CONDITIONS PRECEDENT ................................................................................. 55 SECTION 4.1 NOTES ....................................................................................................... 55

TABLE OF CONTENTS (continued) Page ii SECTION 4.2 GUARANTIES OF PAYMENT .............................................................. 56 SECTION 4.3 OFFICER’S CERTIFICATE, RESOLUTIONS, ORGANIZATIONAL DOCUMENTS .................................................... 56 SECTION 4.4 LEGAL OPINION .................................................................................... 56 SECTION 4.5 GOOD STANDING CERTIFICATES ................................................... 56 SECTION 4.6 CLOSING AND LEGAL FEES .............................................................. 56 SECTION 4.7 LIEN SEARCHES .................................................................................... 56 SECTION 4.8 NO MATERIAL ADVERSE CHANGE ................................................. 56 SECTION 4.9 NO DEFAULT; REPRESENTATIONS AND WARRANTIES........... 56 SECTION 4.10 REQUIRED DOCUMENTATION ......................................................... 56 SECTION 4.11 MISCELLANEOUS ................................................................................. 57 ARTICLE V. COVENANTS ............................................................................................................. 57 SECTION 5.1 INSURANCE ............................................................................................. 57 SECTION 5.2 MONEY OBLIGATIONS ........................................................................ 57 SECTION 5.3 FINANCIAL STATEMENTS.................................................................. 57 SECTION 5.4 FINANCIAL RECORDS ......................................................................... 58 SECTION 5.5 FRANCHISES ........................................................................................... 59 SECTION 5.6 ERISA COMPLIANCE ............................................................................ 59 SECTION 5.7 FINANCIAL COVENANTS. ................................................................... 59 SECTION 5.8 BORROWING ...................................................................................... 6061 SECTION 5.9 LIENS......................................................................................................... 62 SECTION 5.10 REGULATIONS U AND X...................................................................... 63 SECTION 5.11 INVESTMENTS AND LOANS ............................................................... 63 SECTION 5.12 MERGER AND SALE OF ASSETS ....................................................... 65 SECTION 5.13 ACQUISITIONS ................................................................................... 6566 SECTION 5.14 RESTRICTED PAYMENTS ................................................................... 66 SECTION 5.15 NOTICE ..................................................................................................... 67 SECTION 5.16 ENVIRONMENTAL COMPLIANCE ................................................... 67 SECTION 5.17 AFFILIATE TRANSACTIONS .......................................................... 6768 SECTION 5.18 USE OF PROCEEDS ............................................................................... 68 SECTION 5.19 CORPORATE NAMES............................................................................ 68 SECTION 5.20 MANAGEMENT AGREEMENTS ......................................................... 68

TABLE OF CONTENTS (continued) Page iii SECTION 5.21 SUBSIDIARY GUARANTIES ................................................................ 68 SECTION 5.22 KEEPWELL .......................................................................................... 6869 SECTION 5.23 SANCTIONS, ANTI-MONEY LAUNDERING AND ANTI- CORRUPTION COMPLIANCE ............................................................ 69 SECTION 5.24 MAINTENANCE OF PROPERTIES ..................................................... 69 SECTION 5.25 POST-CLOSING COVENANT .............................................................. 69 ARTICLE VI. REPRESENTATIONS AND WARRANTIES ................................................... 6970 SECTION 6.1 CORPORATE EXISTENCE; SUBSIDIARIES; FOREIGN QUALIFICATION ................................................................................... 70 SECTION 6.2 CORPORATE AUTHORITY ................................................................. 70 SECTION 6.3 COMPLIANCE WITH LAWS ................................................................ 70 SECTION 6.4 LITIGATION AND ADMINISTRATIVE PROCEEDINGS ........... 7071 SECTION 6.5 TITLE TO ASSETS .................................................................................. 71 SECTION 6.6 LIENS AND SECURITY INTERESTS .................................................. 71 SECTION 6.7 TAX RETURNS ........................................................................................ 71 SECTION 6.8 ENVIRONMENTAL LAWS ................................................................... 71 SECTION 6.9 CONTINUED BUSINESS ........................................................................ 72 SECTION 6.10 EMPLOYEE BENEFITS PLANS ........................................................... 72 SECTION 6.11 CONSENTS OR APPROVALS........................................................... 7273 SECTION 6.12 SOLVENCY .............................................................................................. 73 SECTION 6.13 FINANCIAL STATEMENTS.................................................................. 73 SECTION 6.14 REGULATIONS ....................................................................................... 73 SECTION 6.15 INTELLECTUAL PROPERTY .............................................................. 73 SECTION 6.16 INSURANCE ............................................................................................. 73 SECTION 6.17 ACCURATE AND COMPLETE STATEMENTS ............................ 7374 SECTION 6.18 DEFAULTS ........................................................................................... 7374 SECTION 6.19 ANTI-MONEY LAUNDERING LAW, ANTI-CORRUPTION LAW AND SANCTIONS COMPLIANCE ........................................ 7374 SECTION 6.20 INVESTMENT COMPANY STATUS ................................................... 74 ARTICLE VII. EVENTS OF DEFAULT ......................................................................................... 74 SECTION 7.1 PAYMENTS .............................................................................................. 74 SECTION 7.2 SPECIAL COVENANTS ..................................................................... 7475 SECTION 7.3 OTHER COVENANTS ........................................................................ 7475

TABLE OF CONTENTS (continued) Page iv SECTION 7.4 REPRESENTATIONS AND WARRANTIES ................................... 7475 SECTION 7.5 CROSS DEFAULT ................................................................................... 75 SECTION 7.6 ERISA DEFAULT .................................................................................... 75 SECTION 7.7 CHANGE IN CONTROL ........................................................................ 75 SECTION 7.8 MONEY JUDGMENT ............................................................................. 75 SECTION 7.9 MATERIAL ADVERSE CHANGE ........................................................ 75 SECTION 7.10 VALIDITY OF LOAN DOCUMENTS .............................................. 7576 SECTION 7.11 SOLVENCY .......................................................................................... 7576 ARTICLE VIII. REMEDIES UPON DEFAULT ............................................................................ 76 SECTION 8.1 OPTIONAL DEFAULTS ......................................................................... 76 SECTION 8.2 AUTOMATIC DEFAULTS ................................................................. 7677 SECTION 8.3 LETTERS OF CREDIT ........................................................................... 77 SECTION 8.4 OFFSETS ................................................................................................... 77 SECTION 8.5 EQUALIZATION PROVISION ............................................................. 77 ARTICLE IX. THE AGENT ......................................................................................................... 7778 SECTION 9.1 APPOINTMENT AND AUTHORIZATION ......................................... 78 SECTION 9.2 NOTE HOLDERS ..................................................................................... 78 SECTION 9.3 CONSULTATION WITH COUNSEL ................................................... 78 SECTION 9.4 DOCUMENTS........................................................................................... 78 SECTION 9.5 AGENT AND AFFILIATES ................................................................ 7879 SECTION 9.6 KNOWLEDGE OF DEFAULT ........................................................... 7879 SECTION 9.7 ACTION BY AGENT ........................................................................... 7879 SECTION 9.8 NOTICES, DEFAULT, ETC ................................................................... 79 SECTION 9.9 INDEMNIFICATION OF AGENT......................................................... 79 SECTION 9.10 RESIGNATION OF ADMINISTRATIVE AGENT ......................... 7980 SECTION 9.11 EXCULPATORY PROVISIONS ........................................................ 8081 SECTION 9.12 DELEGATION OF DUTIES ............................................................... 8182 SECTION 9.13 ERRONEOUS PAYMENTS ................................................................ 8182 ARTICLE X. MISCELLANEOUS ................................................................................................... 84 SECTION 10.1 BANKS’ INDEPENDENT INVESTIGATION ...................................... 84 SECTION 10.2 NO WAIVER; CUMULATIVE REMEDIES ........................................ 84 SECTION 10.3 AMENDMENTS, CONSENTS ................................................................ 84

TABLE OF CONTENTS (continued) Page v SECTION 10.4 NOTICES................................................................................................... 85 SECTION 10.5 COSTS, EXPENSES AND TAXES ..................................................... 8586 SECTION 10.6 INDEMNIFICATION .............................................................................. 86 SECTION 10.7 OBLIGATIONS SEVERAL; NO FIDUCIARY OBLIGATIONS ...... 87 SECTION 10.8 EXECUTION IN COUNTERPARTS; ELECTRONIC EXECUTION ............................................................................................ 87 SECTION 10.9 BINDING EFFECT; BORROWER’S ASSIGNMENT .................... 8788 SECTION 10.10 ASSIGNMENTS. .................................................................................. 8788 SECTION 10.11 PARTICIPATIONS. ................................................................................. 89 SECTION 10.12 [RESERVED.] ....................................................................................... 9091 SECTION 10.13 SEVERABILITY OF PROVISIONS; CAPTIONS; ATTACHMENTS ................................................................................. 9091 SECTION 10.14 [RESERVED.] ....................................................................................... 9091 SECTION 10.15 ENTIRE AGREEMENT ...................................................................... 9091 SECTION 10.16 GOVERNING LAW; SUBMISSION TO JURISDICTION................. 91 SECTION 10.17 LEGAL REPRESENTATION OF PARTIES ....................................... 91 SECTION 10.18 USA PATRIOT ACT NOTICE; BENEFICIAL OWNERSHIP REGULATION ......................................................................................... 91 SECTION 10.19 HEDGING LIABILITY ....................................................................... 9192 SECTION 10.20 JURY TRIAL WAIVER .......................................................................... 92 SECTION 10.21 SERVICE OF PROCESS ......................................................................... 92 SECTION 10.22 ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS ......................................... 92 SECTION 10.23 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS ...................................................................................................... 9293

TABLE OF CONTENTS (continued) Page vi SCHEDULES SCHEDULE 1 COMMITMENTS SCHEDULE 2 GUARANTORS OF PAYMENT SCHEDULE 6.1 CORPORATE EXISTENCE; SUBSIDIARIES AND FOREIGN QUALIFICATION SCHEDULE 6.4 LITIGATION AND ADMINISTRATIVE PROCEEDINGS SCHEDULE 6.10 EMPLOYEE BENEFIT PLANS EXHIBITS EXHIBIT A REVOLVING CREDIT NOTE EXHIBIT B SWING LINE NOTE EXHIBIT C NOTICE OF LOAN EXHIBIT D COMPLIANCE CERTIFICATE EXHIBIT E FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT EXHIBIT F-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT F-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT F-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE EXHIBIT F-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE

This FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is made effective as of the 29th day of July, 2024, among: (i) THE DAVEY TREE EXPERT COMPANY, an Ohio corporation (“Borrower”); (ii) the lending institutions named in Schedule 1 hereto and any lending institution that shall have become a party to this Agreement pursuant to an Assignment Agreement or Section 2.6, but excluding any Person that ceases to be a party hereto as a Bank pursuant to an Assignment Agreement (collectively, “Banks” and, individually, “Bank”); (iii) KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Banks under this Agreement (“Agent”); and (iv) PNC BANK, NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION, each as a Co-Syndication Agent. WITNESSETH: WHEREAS, Borrower, Agent and certain Banks are party to that certain Fourth Amended and Restated Credit Agreement, dated as of August 18, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), which amended and restated that certain Third Amended and Restated Credit Agreement, dated as of October 6, 2017, which amended and restated that certain Second Amended and Restated Credit Agreement, dated as of November 7, 2013, which amended and restated that certain Amended and Restated Credit Agreement, dated as of November 21, 2006, which further amended and restated that certain Credit Agreement, dated as of November 8, 2002; and WHEREAS, Borrower, Agent and Banks desire to amend and restate the Existing Credit Agreement, subject to the terms and conditions set forth herein; NOW, THEREFORE, it is mutually agreed as follows: ARTICLE I. DEFINED TERMS, ACCOUNTING PRINCIPLES, AMENDMENT AND RESTATEMENT SECTION 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings: “Account Receivable” shall have the meaning provided in the definition of “Receivables Related Assets.” “Acquisition” shall mean any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of any Person, or any business or division of any Person, (b) the acquisition of in excess of fifty percent (50%) of the stock (or other equity interest) of any Person, or (c) the acquisition of another

2 Person (other than a Company) by a merger or consolidation or any other combination with such Person. “Adjusted Daily Simple SOFR” shall mean for any rate with respect to a Daily Simple SOFR Loan, the sum of (a) Daily Simple SOFR and (b) the Daily Simple SOFR Adjustment. “Adjusted Term SOFR” shall mean for any Available Tenor and Interest Period with respect to a Term SOFR Loan, the sum of (a) Term SOFR for such Interest Period and (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined would be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Advantage” shall mean any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) received by any Bank in respect of the Debt, if such payment results in that Bank having less than its pro rata share of the Debt then outstanding, than was the case immediately before such payment. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean any Person, directly or indirectly, controlling, controlled by or under common control with a Company and “control” (including the correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Company, whether through the ownership of voting securities, by contract or otherwise. “Agent” shall have the meaning provided in the introductory paragraph to this Agreement. “Agent Fee Letter” shall mean the Fee Letter, dated as of June 12, 2024, between Borrower and Agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time. “Amended and Restated Guaranties of Payment” shall mean the (a) Fifth Amended and Restated Guaranty of Payment, dated as of July 29, 2024, between Davey Tree Surgery Company (“DTSC”) and Agent, which amended and restated that certain Fourth Amended and Restated Guaranty of Payment, dated as of August 18, 2021, between DTSC and Agent, which amended and restated that certain Third Amended and Restated Guaranty of Payment, dated as of October 6, 2017, between DTSC and Agent, which amended and restated that certain Second Amended and Restated Guaranty of Payment, dated as of November 7, 2013, between DTSC and Agent, which amended and restated that certain Amended and Restated Guaranty of Payment, dated as of November 21, 2006, between DTSC and Agent, which further amended and restated that certain Guaranty of Payment, dated as of November 8, 2002, between DTSC and Agent; (b) Fourth Amended and Restated Guaranty of Payment, dated as of July 29, 2024, between Wolf Tree Inc. (“Wolf”) and Agent, which amended and restated that certain Third Amended and Restated Guaranty of Payment, dated as of August 18, 2021, between Wolf and Agent, which amended and restated that certain Second Amended and Restated Guaranty of Payment, dated as of October 6, 2017, between Wolf and Agent, which amended and restated that certain Amended and Restated Guaranty of Payment, dated as of November 7, 2013, between Wolf and Agent, which further amended and restated that certain Guaranty of Payment, dated as of November 21, 2006, between Wolf and Agent; (c) Second Amended and Restated Guaranty of Payment, dated as of July 29, 2024, between Davey Resource Group, Inc. (“DRG”) and Agent, which amended and restated that certain Amended and Restated Guaranty of Payment, dated as of August 18, 2021, between DRG and Agent, which further amended and restated that certain Guaranty of Payment, dated as of

3 October 6, 2017, between DRG and Agent; and (d) Amended and Restated Guaranty of Payment, dated as of July 29, 2024, between Wetland Studies and Solutions, Inc. (“WSS”) and Agent, which amended and restated that certain Guaranty of Payment, dated as of August 18, 2021, between WSS and Agent. “Amended More Restrictive Covenant” shall have the meaning provided in Section 5.7(b) hereof. “Anti-Corruption Laws” shall mean all laws, rules and regulations or other Requirement of Law of any jurisdiction concerning or relating to bribery or corruption, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended. “Anti-Money Laundering Laws” shall mean the Bank Secrecy Act, as amended by the USA PATRIOT Act, the Anti-Money Laundering Act of 2020, and any other similar laws or regulations or Requirement of Law concerning or relating to terrorism financing, money laundering, or financial recordkeeping or reporting requirements. “Applicable Commitment Fee Rate” shall mean: (a) On the Fourth Amendment Effective Date and thereafter until changed in accordance with the provisions set forth in this definition, the Applicable Commitment Fee Rate shall be 17.525.0 basis points; and (b) Commencingcommencing with the fiscal quarter of Borrower ended on September 30, 20242026, and continuing with each fiscal quarter thereafter, Agent shall determine the Applicable Commitment Fee Rate in accordance with the following matrix, based on the Leverage Ratio: Leverage Ratio Applicable Commitment Fee Rate Greater than or equal to 3.50 to 1.00 27.5 basis points Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00 25.0 basis points Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00 22.5 basis points Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 17.5 basis points Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 15.0 basis points Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00 12.5 basis points Less than 1.00 to 1.00 10.0 basis points (c) Changes to the Applicable Commitment Fee Rate shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3(a) or (b) hereof, the financial statements of the Companies; provided, however, failure to deliver such financial statements of the Companies pursuant to Section 5.3(a) or (b) in a timely manner shall cause the Applicable Commitment Fee Rate to be 27.5 basis points effective on the first day following the day on which such financial statements were due. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the

4 Default Rate, or the rights and remedies of Agent and the Banks pursuant to Articles VII and VIII hereof. Notwithstanding the foregoing or anything else in this Agreement to the contrary, to the extent that any of the information contained in the financial statements required to be delivered hereunder shall be incorrect in any manner and as a result thereof (or for any other reason), the Leverage Ratio was determined incorrectly for any period, then Agent shall recalculate the Leverage Ratio based upon the correct information and shall recalculate the Applicable Commitment Fee Rate for the relevant periods and Borrower shall be required to pay on demand by Agent any amounts Borrower should have paid had the Applicable Commitment Fee Rate been calculated correctly for such periods (or, to the extent that Borrower has paid any amounts in excess of the amounts Borrower should have paid, then the Banks shall credit such over-payment to the Debt owing by Borrower to each such Bank). “Applicable SOFR Margin” shall mean: (a) On the Fourth Amendment Effective Date and thereafter, until changed in accordance with the following provisions set forth in this definition, the Applicable SOFR Margin shall be 125.0175.0 basis points; and (b) Commencingcommencing with the fiscal quarter of Borrower ended on September 30, 20242026, and continuing with each fiscal quarter thereafter, Agent shall determine the Applicable SOFR Margin in accordance with the following matrix, based on the Leverage Ratio; and: Leverage Ratio Applicable SOFR Margin Greater than or equal to 3.50 to 1.00 200.0 basis points Greater than or qualequal to 3.00 to 1.00 but less than 3.50 to 1.00 175.0 basis points Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00 150.0 basis points Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 125.0 basis points Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 112.5 basis points Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00 100.0 basis points Less than 1.00 to 1.00 87.5 basis points (c) Changes to the Applicable SOFR Margin shall be effective on the first day of the month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3(a) or (b) hereof, the financial statements of the Companies; provided, however, failure to deliver such financial statements of the Companies pursuant to Section 5.3(a) or (b) in a timely manner shall cause the Applicable SOFR Margin to be 150.0200.0 basis points effective on the first day following the day on which such financial statements were due. The above matrix does not modify or waive, in any respect, the requirements of Section 5.7 hereof, the rights of the Banks to charge the Default Rate, or the rights and remedies of Agent and the Banks pursuant to Articles VII and VIII hereof. Notwithstanding the foregoing or anything else in this Agreement to the

5 contrary, to the extent that any of the information contained in the financial statements required to be delivered hereunder shall be incorrect in any manner and as a result thereof (or for any other reason), the Leverage Ratio was determined incorrectly for any period, then Agent shall recalculate the Leverage Ratio based upon the correct information and shall recalculate the Applicable SOFR Margin for the relevant periods and Borrower shall be required to pay on demand by Agent any amounts Borrower should have paid had the Applicable SOFR Margin been calculated correctly for such periods (or, to the extent that Borrower has paid any amounts in excess of the amounts Borrower should have paid, then the Banks shall credit such over-payment to the Debt owing by Borrower to each such Bank). “Applicable Lending Office” shall mean, with respect to each Bank, the office designated by such Bank to Agent as such Bank’s lending office for all purposes of this Agreement. A Bank may have a different Applicable Lending Office for Base Rate Loans and Term SOFR Loans. “Approved Fund” shall mean a fund that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit and that is administered or managed by a Bank or an Affiliate of a Bank or its investment advisor. With respect to any Bank, an Approved Fund shall also include any special purpose vehicle purchasing or acquiring security interests in collateralized loan obligations or any other vehicle through which such Bank may leverage its investments from time to time. “Assignment Agreement” shall mean an Assignment and Acceptance Agreement substantially in the form of the attached Exhibit E. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banks” shall have the meaning provided in the introductory paragraph to this Agreement and includes any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement. Unless the context otherwise requires, the term “Banks” includes the Swing Line Lender. “Banking Services Agreement” shall mean any agreement to provide cash management services, including treasury management services (including controlled disbursement automated clearinghouse transactions, return items, overdrafts, foreign exchange netting and interstate depository network services), depository, overdraft, credit or debit card, stored value cards, electronic funds transfer and other cash management arrangements. “Banking Services Bank” shall mean any Person that, on the date of this Agreement or at the time it enters into a Banking Services Agreement, is a Bank or an Affiliate of a Bank, in its

6 capacity as a party to such Banking Services Agreement. “Banking Services Obligations” shall mean all obligations of the Companies, whether absolute or contingent, and howsoever and whensoever created, arising, evidenced or acquired in connection with the provision of services pursuant to any Banking Services Agreement by any Banking Services Bank to any Company. “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto, as hereafter amended. “Base Rate” shall mean, for any day, a rate per annum equal to the highest of (a) the Prime Rate, (b) one-half of one percent (1/2%) in excess of the Federal Funds Effective Rate and (c) Adjusted Term SOFR for a one month tenor in effect on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.50% per annum. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, respectively. “Base Rate Loan” shall mean a Loan described in Section 2.1 hereof on which Borrower shall pay interest at a rate based on the Base Rate. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Borrower” shall have the meaning provided in the introductory paragraph to this Agreement. “Business Day” shall mean (a) a day of the year on which banks are not required or authorized to close in Cleveland, Ohio and (b) with respect to any matters relating to Term SOFR Loans, a SOFR Business Day. “Capital Lease” as applied to any Person shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, should be accounted for as a capital lease on the balance sheet of that Person. “Cash Collateralize” shall mean to deposit with or deliver to Agent, for the benefit of one or more of the Fronting Banks or Banks, as collateral for any obligations under a Letter of Credit or obligations of Banks to fund participations in respect of any obligations under a Letter of Credit, cash or deposit account balances or, if Agent and each applicable Fronting Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to Agent and each applicable Fronting Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s or Moody’s, (c)

7 commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor’s or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than One Billion Dollars ($1,000,000,000), (e) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than One Billion Dollars ($1,000,000,000), having a term of not more than seven days, with respect to securities satisfying the criteria in clause (a) or (d) above, and (f) investments in money market funds substantially all of the assets of which are invested in the types of assets described in clauses (a) through (e) above. “Cash Management Services Master Agreement” shall mean that certain Cash Management Services Master Agreement, dated as of January 29, 2009 (as amended, restated, supplemented or otherwise modified from time to time), between Borrower and KeyBank, together with all schedules and exhibits thereto (including, without limitation, the Automated Credit Sweep Service Schedule). “Cash Sweep Swing Line Loan” shall have the meaning provided in Section 2.1(b)(iv) hereof. “CBA” shall mean CME Group Benchmark Administration Ltd. “Change in Control” shall mean (a) the acquisition, or, if earlier, the shareholder or director approval of the acquisition, ownership or voting control, directly or indirectly, beneficially or of record, on or after the Effective Date, by any Person or group (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934, as then in effect), of shares representing more than thirty-three percent (33%) of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock of Borrower; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower nor (ii) appointed by directors so nominated; or (c) the approval by the shareholders or directors of Borrower of a plan of complete liquidation of Borrower or an agreement or agreements for the sale or disposition by Borrower of all or substantially all of Borrower’s assets; provided that purchases or other acquisitions of Equity Interests by, and sales or other transfers of Equity Interests to or within the Davey ESOT in accordance with its terms shall not be deemed or construed to cause, trigger or otherwise result in a Change in Control. “Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking

8 Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Fee Letter” shall mean the Closing Fee Letter, dated as of the Effective Date, from Borrower to the Banks. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Commitment” shall mean the obligation hereunder of (a) the Banks to make Loans pursuant to the Revolving Credit Commitments and to participate in the issuance of Letters of Credit and (b) the Banks to make Incremental Terms Loans pursuant to any Incremental Term Loan Commitment, in each case, up to the Total Commitment Amount. “Commitment Percentage” shall mean, for each Bank, the percentage set forth opposite such Bank’s name under the column headed “Commitment Percentage” as described in Schedule 1 hereto. “Commitment Period” shall mean the period from the Effective Date to July 29, 2029, or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof. “Commodities Hedge Agreement” shall mean a commodities contract purchased by Borrower or any of its Subsidiaries in the ordinary course of business, and not for speculative purposes, with respect to raw materials used in connection with the business of Borrower and its Subsidiaries. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Companies” shall mean Borrower and all Subsidiaries. “Company” shall mean Borrower or a Subsidiary. “Compliance Certificate” shall mean a certificate, substantially in the form of the attached Exhibit D. “Consolidated” shall mean the resultant consolidation of the financial statements of Borrower and its Subsidiaries in accordance with GAAP, including principles of consolidation consistent with those applied in preparation of the consolidated financial statements referred to in Section 6.13 hereof. “Consolidated Depreciation and Amortization Charges” shall mean, for any period, the aggregate of all depreciation and amortization charges for fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of Borrower for such period, as determined on a Consolidated basis and in accordance with GAAP. “Consolidated EBIT” shall mean, for any period, on a Consolidated basis and in accordance with GAAP, Consolidated Net Earnings for such period (exclusive of nonrecurring noncash gains or losses recorded in accordance with SFAS 133, Accounting for Derivatives), plus (i) costs, expenses, penalties, fines, amounts paid in settlement of claims and other amounts incurred and/or paid in connection with or relating to civil and criminal investigations in an aggregate amount not to exceed Fifty-Five Million Dollars ($55,000,000) and (ii) the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (a) income taxes, and (b) Consolidated

9 Interest Expense. “Consolidated EBITDA” shall mean, for any period, on a Consolidated basis and in accordance with GAAP, Consolidated EBIT plus Consolidated Depreciation and Amortization Charges. “Consolidated Interest Expense” shall mean, for any period, interest expense (including, without limitation, that which is capitalized and that which is attributable to Capital Leases or Synthetic Leases), premium payments, debt discounts, fees, charges and related expenses of Borrower for such period, as determined on a Consolidated basis and to the extent classified as interest expense in accordance with GAAP. “Consolidated Net Earnings” shall mean, for any period, the net income (loss) of Borrower for such period, as determined on a Consolidated basis and in accordance with GAAP. “Consolidated Net Worth” shall mean, at any date, the Consolidated stockholders’ equity of Borrower, determined as of such date in accordance with GAAP. “Consolidated Subsidiary” shall mean at any date any Subsidiary the accounts of which would be consolidated with those of Borrower in its consolidated financial statements if such statements were prepared as of such date. “Controlled Group” shall mean a Company and each Person required to be aggregated with a Company under Code Sections 414(b), (c), (m) or (o). “Covered Party” shall have the meaning provided in Section 10.23(a) hereof. “Credit Party” shall mean Borrower or any Guarantor. “Daily Simple SOFR” shall mean, for any day (a “SOFR Rate Day”), a rate per annum (rounded in accordance with Agent’s customary practice) equal to the greater of (a) SOFR for the day (such day, the “SOFR Determination Day”) that is five (5) SOFR Business Days (or such other period as determined by Agent based on then prevailing market conventions) prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as and when SOFR for such SOFR Rate Day is published by the SOFR Administrator on the SOFR Administrator’s Website and (b) the Floor. If by 5:00 pm (Cleveland, Ohio time) on the second (2nd) SOFR Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided, that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to Borrower. “Daily Simple SOFR Adjustment” shall mean a percentage equal to 0.10%. “Daily Simple SOFR Loan” shall mean each Loan bearing interest at a rate based upon Adjusted Daily Simple SOFR. “Davey ESOT” shall mean, collectively, the Davey 401KSOP and ESOP.

10 “Debt” shall mean, collectively, all Indebtedness incurred by Borrower to the Banks pursuant to this Agreement and includes the principal of and interest on all Notes and each extension, renewal or refinancing thereof in whole or in part, the commitment fees, other fees and any prepayment fees and other amounts payable hereunder (including interest or fees that accrue after the commencement of any insolvency or bankruptcy proceeding, whether or not allowed or allowable in whole or in part as a claim in any such insolvency or bankruptcy proceeding). “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” shall mean an event or condition that constitutes, or with the lapse of any applicable grace period or the giving of notice or both would constitute, an Event of Default and that has not been waived by the Required Banks (or all of the Banks, as the case may be) in writing. “Default Rate” shall mean a rate per annum equal to two percent (2%) in excess of the Base Rate from time to time in effect. “Defaulting Bank” shall mean, subject to Section 2.9, any Bank that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Bank notifies Agent and Borrower in writing that such failure is the result of such Bank’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Agent, any Fronting Bank, any Swing Line Lender or any other Bank any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified Borrower, Agent or any Fronting Bank or Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Bank’s obligation to fund a Loan hereunder and states that such position is based on such Bank’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by Agent or Borrower, to confirm in writing to Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon receipt of such written confirmation by Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Bank shall not be a Defaulting Bank solely by virtue of the ownership or acquisition of any equity interest in that Bank or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Bank with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Bank (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Bank. Any determination by Agent that a Bank is a

11 Defaulting Bank under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Bank shall be deemed to be a Defaulting Bank (subject to Section 2.9(b)) upon delivery of written notice of such determination to Borrower, each Fronting Bank, each Swing Line Lender and each Bank. “Derived SOFR Rate” shall mean a rate per annum equal to the sum of the Applicable SOFR Margin (from time to time in effect) plus (i) Adjusted Term SOFR for the applicable Interest Period or (ii) Adjusted Daily Simple SOFR, as applicable. “Designated Hedge Agreement” shall mean any Hedge Agreement to which any Credit Party is a party and as to which a Bank or any of its Affiliates is a counterparty that, pursuant to a written instrument signed by Agent, has been designated as a Designated Hedge Agreement so that such Credit Party’s counterparty’s credit exposure thereunder will be entitled to share in the benefits of the Guaranty of Payment to the extent the Guaranty of Payment provides guarantees of such Credit Party under Designated Hedge Agreements. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” shall mean July 29, 2024. “Electronic Signature” shall mean an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” shall mean (a) a Bank, (b) an Affiliate of a Bank, (c) an Approved Fund, and (d) any other Person (other than a natural Person) approved by (i) Agent, (ii) each Fronting Bank, and (iii) unless an Event of Default has occurred and is continuing, Borrower (each such approval not to be unreasonably withheld or delayed); provided, however, that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) Borrower or any of Borrower’s Affiliates or Subsidiaries, (B) any holder of any Subordinated Indebtedness of any Credit Party or any of such holder’s Affiliates, or (C) any Defaulting Bank or any of its Subsidiaries, or any Person who, upon becoming a Bank hereunder, would constitute any of the foregoing Persons described in this clause (C). “Environmental Laws” shall mean all applicable provisions of law, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by the government of the United States of America or by any state or municipality thereof or by any court, agency, instrumentality, regulatory authority or commission of any of the foregoing concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

12 “Equity Interest” shall mean with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Equity Interest include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated pursuant thereto. “ERISA Event” shall mean (a) the existence of any condition or event with respect to an ERISA Plan that presents a risk of the imposition of an excise tax or any other liability on a Company or of the imposition of a Lien on the assets of a Company; (b) a Controlled Group member has engaged in a non-exempt “prohibited transaction” (as defined under ERISA Section 406 or Code Section 4975) or a breach of a fiduciary duty under ERISA that could result in liability to a Company; (c) a Controlled Group member has applied for a waiver from the minimum funding requirements of Code Section 412 or ERISA Section 302 or a Controlled Group member is required to provide security under Code Section 401(a)(29) or ERISA Section 307; (d) a Reportable Event has occurred with respect to any Pension Plan as to which notice is required to be provided to the PBGC; (e) a Controlled Group member has withdrawn from a Multiemployer Plan in a “complete withdrawal” or a “partial withdrawal” (as such terms are defined in ERISA Sections 4203 and 4205, respectively); (f) a Multiemployer Plan is in or is likely to be in reorganization under ERISA Section 4241; (g) an ERISA Plan (and any related trust) that is intended to be qualified under Code Sections 401 and 501 fails to be so qualified or any “cash or deferred arrangement” under any such ERISA Plan fails to meet the requirements of Code Section 401(k); (h) the PBGC takes any steps to terminate a Pension Plan or appoint a trustee to administer a Pension Plan, or a Controlled Group member takes steps to terminate a Pension Plan; (i) a Controlled Group member or an ERISA Plan fails to satisfy any requirements of law applicable to an ERISA Plan; (j) a claim, action, suit, audit or investigation is pending or threatened with respect to an ERISA Plan, other than a routine claim for benefits or an audit initiated by Borrower; or (k) a Controlled Group member incurs or is expected to incur any liability for post- retirement benefits under any Welfare Plan, other than as required by ERISA Section 601, et seq. or Code Section 4980B. “ERISA Plan” shall mean an “employee benefit plan” (within the meaning of ERISA Section 3(3)) that a Controlled Group member at any time sponsors, maintains, contributes to, has liability with respect to or has an obligation to contribute to such plan. “Erroneous Payment” shall have the meaning assigned to it in Section 9.13(a). “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” shall mean an event or condition that constitutes an event of default as defined in Article VII hereof. “Excluded Swap Obligation” shall mean, with respect to Borrower or any Guarantor, as it relates to all or a portion of the Guaranty of Payment of such Guarantor or Borrower, any Swap Obligation if, and to the extent that, such Swap Obligation (or any guarantee thereof) is or becomes

13 illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s or Borrower’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or Borrower becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee is or becomes illegal. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Bank, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Bank, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Bank with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Bank acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 3.9(b)) or (ii) such Bank changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 3.2, amounts with respect to such Taxes were payable either to such Bank’s assignor immediately before such Bank became a party hereto or to such Bank immediately before it changed its Applicable Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.2(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” shall have the meaning provided in the recitals hereof. “Existing Obligations” shall have the meaning provided in Section 1.3 hereof. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” shall mean, for any day, the rate per annum (rounded upward to the nearest one one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the Effective Date. “Financial Officer” shall mean any of the following officers: the Chairman, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Corporate Controller. “First Amendment Effective Date” means May 21, 2025. “Floor” shall mean a rate of interest equal to 0.00 % per annum.

14 “Foreign Bank” shall mean (a) if Borrower is a U.S. Person, a Bank that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Bank that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. “Foreign Subsidiary” shall mean a Subsidiary that is organized outside of the United States. “Fourth Amendment Effective Date” means October 29, 2026. “Fronting Bank” shall mean, as to any Letter of Credit transaction hereunder, Agent as issuer of the Letter of Credit, or, in the event that Agent is unable to issue a Letter of Credit, such other Bank as shall agree to issue the Letter of Credit in its own name, but as Fronting Bank hereunder. “Fronting Exposure” shall mean, at any time there is a Defaulting Bank, (a) with respect to any Fronting Bank, such Defaulting Bank’s applicable percentage of the outstanding letter of credit obligations with respect to Letters of Credit issued by such Fronting Bank other than letter of credit obligations as to which such Defaulting Bank’s participation obligation has been reallocated to other Banks or Cash Collateralized in accordance with the terms hereof, and (b) with respect to any Swing Line Lender, such Defaulting Bank’s applicable percentage of outstanding Swing Line Loans made by such Swing Line Lender other than Swing Line Loans as to which such Defaulting Bank’s participation obligation has been reallocated to other Banks or Cash Collateralized. “Funded Indebtedness” shall mean all Indebtedness for borrowed money and capitalized leases, including, but not limited to, current, long-term and Subordinated Indebtedness (other than unsecured Subordinated Indebtedness incurred pursuant to Section 5.8(e) hereof) and Synthetic Lease Indebtedness, if any; provided, however, that (a) any Synthetic Lease Indebtedness that is fully cash collateralized pursuant to documentation satisfactory to Agent and the Required Banks shall not be deemed to be Funded Indebtedness and (b) the following shall not be deemed to be “funded”: (i) reimbursement obligations (contingent or otherwise) under any letter of credit, so long as such obligations remain solely contingent obligations, (ii) obligations with respect to any Hedge Agreement, so long as such obligations remain solely contingent obligations, and (iii) self- insurance liabilities incurred pursuant to Section 5.8(b) hereof. “GAAP” shall mean generally accepted accounting principles from time to time in effect in the United States of America, applied on a consistent basis. “Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether provincial, territorial, state or local, and any agency, authority, instrumentality, regulatory body, court, arbitrator, central bank, supranational entity (including the European Union) or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantor” shall mean a Person that pledges its credit or property in any manner for the payment or other performance of the indebtedness, contract or other obligation of another and includes (without limitation) any guarantor (whether of payment or of collection), surety, co- maker, endorser or Person that agrees conditionally or otherwise to make any purchase, loan or investment in order thereby to enable another to prevent or correct a default of any kind. “Guarantor of Payment” shall mean each of the Companies set forth on Schedule 2 hereof, that are each executing and delivering an Amended and Restated Guaranty of Payment, or any other Person that shall deliver a Guaranty of Payment to Agent subsequent to the Effective Date.

15 “Guaranty Obligations” shall mean as to any Person (without duplication) any obligation of such Person guaranteeing any Indebtedness (“primary Indebtedness”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent: (a) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor; (b) to advance or supply funds for the purchase or payment of any such primary Indebtedness or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness; or (d) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, provided, however, that the definition of Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any product or service warranties. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Guaranty of Payment” shall mean (a) in the case of Borrower, the Parent Guaranty of Payment, and (b) in the case of any Subsidiary of Borrower, each of the Amended and Restated Guaranties of Payment executed and delivered on or after the Effective Date in connection herewith by the Guarantors of Payment, as the same may from time to time be further amended, restated or otherwise modified. “Hedge Agreement” shall mean (a) any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar interest rate management agreement or arrangement, (b) any currency swap or option agreement, foreign exchange contract, forward currency purchase agreement or similar currency management agreement or arrangement or (c) any Commodities Hedge Agreement. “Hedging Obligations” shall mean all obligations of any Credit Party under and in respect of any Designated Hedge Agreement. “Incremental Revolving Credit Assumption Agreement” shall mean an Incremental Revolving Credit Assumption Agreement in form and substance reasonably satisfactory to Agent and Borrower, among Borrower, Agent and one or more Incremental Revolving Credit Lenders. “Incremental Revolving Credit Commitment” shall mean the commitment of any Incremental Revolving Credit Lender, established pursuant to Section 2.6, to make Incremental Revolving Loans to Borrower. “Incremental Revolving Credit Exposure” shall mean, with respect to any Incremental Revolving Credit Lender at any time, the aggregate principal amount at such time of all outstanding Incremental Revolving Loans of such Incremental Revolving Credit Lender. “Incremental Revolving Credit Lender” shall mean a Bank with an Incremental Revolving Credit Commitment or an outstanding Incremental Revolving Loan. “Incremental Revolving Loans” shall mean Revolving Loans made by one or more Incremental Revolving Credit Lenders to Borrower pursuant to Section 2.6. Incremental Revolving Loans shall be made in the form of additional Revolving Loans.

16 “Incremental Term Lender” shall mean a Bank with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan. “Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to Agent and Borrower, among Borrower, Agent and one or more Incremental Term Lenders. “Incremental Term Loan Commitment” shall mean the commitment of any Incremental Term Lender, established pursuant to Section 2.6, to make Incremental Term Loans to Borrower. “Incremental Term Loans” shall mean term loans made by one or more Incremental Term Lenders to Borrower pursuant to Section 2.6. “Indebtedness” shall mean, for any Company (excluding in all cases trade payables payable in the ordinary course of business by such Company), without duplication, (a) all obligations to repay borrowed money, direct or indirect, incurred, assumed, or guaranteed, (b) all obligations for the deferred purchase price of capital assets, (c) all obligations under conditional sales or other title retention agreements, (d) all obligations (contingent or otherwise) under any letter of credit, banker’s acceptance, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (e) all Synthetic Lease Indebtedness, (f) all lease obligations that have been or should be capitalized on the books of such Company in accordance with GAAP, (g) all obligations of such Company with respect to asset securitization financing programs to the extent that there is recourse against such Company or such Company is liable (contingent or otherwise) under any such program, (h) all obligations to advance funds to, or to purchase assets, property or services from, any other Person in order to maintain the financial condition of such Person, (i) any other transaction (including forward sale or purchase agreements) having the commercial effect of a borrowing of money entered into by such Company to finance its operations or capital requirements and (j) all guarantees of any of the foregoing Indebtedness by any Company. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Insurance Subsidiary” shall mean Standing Rock Insurance Company, a Vermont corporation. “Insurance Subsidiary Letter of Credit” shall mean any standby letter of credit issued at the request of the Insurance Subsidiary which standby letter of credit (and any application and reimbursement entered into in connection therewith) may, at the request of Borrower, contain a waiver of reimbursement or setoff rights against the Insurance Subsidiary by KeyBank. “Intercompany Agreement” shall mean an agreement in the form of the attached Exhibit G, evidencing Indebtedness owed among Borrower and any other wholly-owned Company (other than any Receivables Subsidiary). “Interest Adjustment Date” shall mean the last day of each Interest Period. “Interest Coverage Ratio” shall mean, at any time, on a Consolidated basis and in accordance with GAAP, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense paid in cash, in each case, for the most recently completed four (4) fiscal quarters. “Interest Period” shall mean, with respect to any Term SOFR Loan, the period commencing

17 on the date such Term SOFR Loan is made and ending on the last day of such period, as selected by Borrower pursuant to the provisions hereof, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of such period, as selected by Borrower pursuant to the provisions hereof. The duration of each Interest Period for any Term SOFR Loan shall be one (1) month, three (3) months, or six (6) months, in each case as Borrower may select upon notice, as set forth in Section 2.2 hereof, provided that: (a) if Borrower fails to so select the duration of any Interest Period, Borrower shall be deemed to have converted such Term SOFR Loan to a Base Rate Loan at the end of the then current Interest Period; and (b) Borrower may not select any Interest Period for a Term SOFR Loan that ends after any date when principal is due on such Term SOFR Loan. “Investment Company Act” means the Investment Company Act of 1940, as amended. “IRS” shall mean the United States Internal Revenue Service. “KeyBank” shall mean KeyBank National Association. “Law” shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Authority, foreign or domestic. “Letter of Credit” shall mean (a) any Insurance Subsidiary Letter of Credit, and (b) any other standby letter of credit that shall be issued by the Fronting Bank for the benefit of Borrower or a Guarantor of Payment, in each case including amendments thereto, if any, and, unless otherwise agreed to by the Fronting Bank, having an expiration date no later than thirty (30) days prior to the last day of the Commitment Period; provided, however, that if the Fronting Bank has agreed that a letter of credit, including, without limitation, the Insurance Subsidiary Letter of Credit, may have an expiration date after the last day of the Commitment Period, then within thirty (30) days prior to the last day of the Commitment Period, such letter of credit shall be Cash Collateralized in a manner and in an amount acceptable to the Fronting Bank. “Letter of Credit Commitment” shall mean the commitment of the Fronting Bank, on behalf of the Banks, to issue Letters of Credit in an aggregate outstanding face amount of up to One Hundred Fifty Million Dollars ($150,000,000), during the Commitment Period, on the terms and conditions set forth in Section 2.1(c) hereof; provided, however, that at no time shall the outstanding face amount of Insurance Subsidiary Letters of Credit exceed Ten Million Dollars ($10,000,000). “Letter of Credit Exposure” shall mean the sum of (a) the aggregate undrawn face amount of all issued and outstanding Letters of Credit, and (b) the aggregate of the draws made on Letters of Credit that have not been reimbursed by Borrower or converted to a Revolving Loan pursuant to Section 2.1(c) hereof. “Letter of Credit Fee” shall have the meaning provided in Section 2.1(c) hereof. “Leverage Ratio” shall mean, at any time, on a Consolidated basis and in accordance with GAAP, the ratio of (a) Funded Indebtedness at such time minus Unrestricted Cash at such time to (b) Consolidated EBITDA for the most recently completed four (4) fiscal quarters. “Lien” shall mean any mortgage, security interest, lien (statutory or other), charge, encumbrance on, pledge or deposit of, or conditional sale or other title retention agreement and

18 any capitalized leases with respect to any property (real or personal) or asset. “Loan” or “Loans” shall mean (a) any Revolving Loan or Swing Line Loan made to Borrower by the Banks in accordance with Section 2.1 hereof or (b) any Incremental Term Loan. “Loan Documents” shall mean this Agreement, each of the Notes, each of the Guaranties of Payment, all documentation relating to each Letter of Credit and any other documents relating to any of the foregoing, as any of the foregoing may from time to time be amended, restated or otherwise modified or replaced. “Material Acquisition” shall mean any Acquisition in which the total aggregate cash consideration to be paid (including the assumption of any Indebtedness) pursuant to such Acquisition is in excess of Twenty-Five Million Dollars ($25,000,000). “Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Borrower or any Guarantor of Payment, or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights and remedies of Agent or the Banks hereunder or thereunder. “Material Indebtedness Agreement” shall mean any debt instrument, lease (capital, operating or otherwise), guaranty, contract, commitment, agreement or other arrangement evidencing any Indebtedness of any Company in excess of the aggregate amount of Five Million Dollars ($5,000,000), other than Incremental Revolving Credit Assumption Agreements and Incremental Term Loan Assumption Agreements. “Material Subsidiary” shall mean any Subsidiary (other than the Insurance Subsidiary or any Receivables Subsidiary) that either: (a) individually owns assets with a book value greater than or equal to ten percent (10%) of Total Assets; or (b) when taken together with each other Subsidiary that would not constitute a “Material Subsidiary” under the foregoing clause (a), collectively, owns assets with a book value greater than or equal to fifteen percent (15%) of Total Assets; provided, that Borrower (i) may, in its sole discretion, designate any one or more Subsidiaries as a “Material Subsidiary”, and (ii) shall certify to Agent in writing that, after giving effect to such designation, the Total Assets of all Subsidiaries that do not constitute “Material Subsidiaries” shall no longer exceed the amount specified in the forgoing clause (b). “Moody’s” shall mean Moody’s Investors Service, Inc., or any successor to such company. “More Restrictive Covenant” shall have the meaning provided in Section 5.7(b) hereof. “Multiemployer Plan” shall mean a Pension Plan that is subject to the requirements of Subtitle E of Title IV of ERISA. “Non-Defaulting Bank” shall mean, at any time, each Bank that is not a Defaulting Bank at such time. “Note” shall mean any Revolving Credit Note, Swing Line Note, or any other note delivered pursuant to this Agreement. “Notice of Loan” shall mean a Notice of Loan in the form of the attached Exhibit C. “Notice of Swing Line Loan Refunding” shall have the meaning provided in Section 2.1(b)(i) hereof. “Obligations” shall mean, collectively, (a) the Debt, (b) the Banking Services Obligations, (c) the Related Expenses and (d) all Hedging Obligations; provided, however, that Obligations

19 shall not include any Excluded Swap Obligations. “Obligor” shall mean (a) a Person whose credit or any of whose property is pledged to the payment of the Debt and includes, without limitation, any Guarantor, and (b) any signatory to a Related Writing, other than Agent or a Bank. “OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Old Republic” shall mean Old Republic Insurance Company. “Organizational Documents” shall mean, with respect to any Person (other than an individual), such Person’s Articles (Certificate) of Incorporation, or equivalent formation documents, and Regulations (Bylaws), or equivalent governing documents, and any amendments to any of the foregoing. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, engaged in any other transaction pursuant to or enforced by any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.9). “Parent Guaranty of Payment” shall mean a Fifth Amended and Restated Guaranty of Payment, in form and substance satisfactory to Agent and the Banks, executed and delivered by Borrower on the date hereof pursuant to which Borrower shall guaranty the payment in full of all of the obligations of the Insurance Subsidiary with respect to each Letter of Credit issued for its account or at its request. “Participant” shall have the meaning provided in Section 10.11(a) hereof. “Participant Register” shall have the meaning provided in Section 10.11 hereof. “Payment Recipient” shall have the meaning assigned to it in Section 9.13(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation, or its successor. “Pension Plan” shall mean an ERISA Plan that is a “pension plan” (within the meaning of ERISA Section 3(2)). “Permitted Receivables Facility” shall mean (a) any customary “factoring” program which involves the transfer or sale without recourse (other than customary limited recourse) of Accounts Receivable and related assets and rights and (b) any other customary program for financing based solely on the grant of security interests on Accounts Receivable (and the proceeds thereof and related agreements and security customary for accounts receivable financings) of Borrower and its Subsidiaries and which involves the transfer, contribution or sale without recourse (other than customary limited recourse) of such Accounts Receivable to a Receivables Subsidiary and transfers, pledges or sales of interests in such Accounts Receivable to the parties providing such

20 financing, so long as (i) no portion of the Indebtedness or any other obligation (contingent or otherwise) under such Permitted Receivables Facility shall be guaranteed by any Company, (ii) there shall be no recourse or obligation to any Company (other than the Receivables Subsidiary) whatsoever other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with such Receivables Subsidiary that in the reasonable opinion of Agent are customary for securitization transactions (including performance guarantees by Borrower of any of its Subsidiaries), and (iii) no Company (other than the Receivables Subsidiary) shall have provided, either directly or indirectly, any other credit support of any kind in connection with such Permitted Receivables Facility, other than as set forth in subpart (ii) of this definition. “Person” shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, corporation, limited liability company, institution, trust, estate, government or other agency or political subdivision thereof or any other entity. “Prime Rate” shall mean the interest rate established from time to time by Agent as Agent’s prime rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Agent for commercial or other extensions of credit. Each change in the Prime Rate shall be effective immediately from and after such change. “Purchase Date” shall have the meaning provided in Section 2.1(b)(ii) hereof. “QFC Credit Support” shall have the meaning provided in Section 10.23 hereof. “Qualified ECP Guarantor” shall mean, in respect of any Obligations with respect to a Designated Hedge Agreement, each Guarantor of Payment that has total assets exceeding $10,000,000 at the time the relevant guarantee becomes effective with respect to such Obligations or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Receivables Related Assets” shall mean, collectively, any indebtedness and other obligations owed to the Company or any of its Subsidiaries by, or any right of the Company or any of its Subsidiaries to payment from or on behalf of, the Person obligated with respect to such indebtedness or other obligations, arising in connection with the sale of goods or the rendering of services by the Company or any of its Subsidiaries (in each case, an “Account Receivable”) that is subject to the Permitted Receivables Facility, and the following to the extent that they are proceeds of or relate to the Accounts Receivable that are subject to the Permitted Receivables Facility: (a) accounts, (b) instruments, (c) chattel paper, (d) general intangibles, (e) the merchandise or goods (including returned goods), the sale or lease of which gave rise to such Accounts Receivable, and the insurance proceeds thereof, (f) contractual rights (including any agreement, lease, invoice or other writing), guaranties, insurance, claims and indemnities, (g) books and records, (h) all documentation of title evidencing the shipment or storage of any goods (including returned goods), (i) guaranties and collections of such Accounts Receivable, (j) any security interest or liens and property thereto from time to time purporting to secure payment of such Accounts Receivable, (k) lock-box accounts and amounts on deposit therein, (l) monies due or to become due, and (m) all proceeds and products of and all amounts received or receivable under any of the foregoing. “Receivables Subsidiary” shall mean a wholly-owned Subsidiary of Borrower that has been

21 established as a “bankruptcy remote” Subsidiary for the sole purpose of acquiring and selling or transferring or granting security interests in Accounts Receivable and related assets under the Permitted Receivables Facility and that shall not engage in any activities other than in connection with the Permitted Receivables Facility. “Recipient” shall mean (a) Agent, (b) any Bank and (c) any Fronting Bank, as applicable. “Register” shall have the meaning provided in Section 10.10(i) hereof. “Related Expenses” shall mean any and all costs, liabilities and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorneys’ fees, legal expenses, judgments, suits and disbursements) incurred by, imposed upon, or asserted against, Agent or any Bank in any attempt by Agent (a) to obtain payment, performance or observance of any and all of the Debt, or (b) incidental or related to (a) above, including, without limitation, interest thereupon from the date incurred, imposed or asserted until paid at the Default Rate. “Related Writing” shall mean each Loan Document and any other assignment, mortgage, security agreement, guaranty agreement, subordination agreement, financial statement, audit report, certificate or other writing furnished by Borrower, any Subsidiary or any Obligor, or any of their respective officers, to the Banks and/or Agent pursuant to or otherwise in connection with this Agreement. “Removal Effective Date” shall have the meaning provided in Section 9.10(b) hereof. “Reportable Event” shall mean a reportable event as that term is defined in Title IV of ERISA, except actions of general applicability by the Secretary of Labor under Section 110 of such Act. “Required Banks” shall mean the holders of more than sixty-six and two-thirds percent (66⅔%) of the Total Commitment Amount, or, if there is any borrowing hereunder, the holders of more than sixty-six percent and two-thirds percent (66⅔%) of the aggregate outstanding principal amount of Loans; provided, that, if any Bank shall be a Defaulting Bank at such time, then there shall be excluded from the determination of Required Banks, Obligations owing to such Defaulting Bank and such Defaulting Bank’s Commitments. “Requirement of Law” shall mean, with respect to any Person, any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, writ, injunction, settlement agreement or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resignation Effective Date” shall have the meaning provided in Section 9.10(a) hereof. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” shall mean, with respect to any Person, a payment made, liability incurred or other consideration given for the purchase, acquisition, repurchase, redemption or retirement of any Equity Interest of such Person or as a dividend, return of capital or other distribution in respect of any of such Person’s Equity Interests. “Revolving Credit Commitment” shall mean the obligation hereunder of each Bank, during

22 the Commitment Period, to participate in the making of Revolving Loans, Swing Line Loans and the issuance of Letters of Credit, up to the aggregate amount set forth opposite such Bank’s name under the columns headed “Revolving Credit Commitment Amount” and “Swing Line Commitment Amount,” respectively, as set forth on Schedule 1 hereof (or such other amount as shall be determined pursuant to Section 2.5 or Section 2.6 hereof). “Revolving Credit Exposure” shall mean, at any time, the sum of (a) the aggregate principal amount of all Revolving Loans outstanding, (b) the aggregate principal amount of all Swing Line Loans outstanding and (c) the Letter of Credit Exposure. “Revolving Credit Note” shall mean any Revolving Credit Note executed and delivered pursuant to Section 2.1(a) hereof. “Revolving Loan” shall mean a Loan (including any Incremental Revolving Loan) granted to Borrower by the Banks in accordance with Section 2.1(a) hereof. “Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions broadly prohibiting dealings with such country or territory. “Sanctioned Person” shall mean, at any time, any Person that is the subject of Sanctions, including, without limitation, (a) any Person identified on any Sanctions-related list of designated Persons maintained by the U.S. government (including without limitation, OFAC or the U.S. Department of State) or the United Nations Security Council, the Canadian government, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person domiciled, organized or resident in a Sanctioned Country or (c) any Person owned, 50% or more, directly or indirectly, or controlled by or acting or purporting to act on behalf of any such Person or Persons described in the foregoing clause (a) or (b). “Sanctions” shall mean all laws, regulations, or other Requirement of Law relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the Canadian government, the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom. “SEC” shall mean the United States Securities and Exchange Commission. “Senior Note Purchase Agreements” shall mean the note purchase agreements, entered into from time to time by and among Borrower and the purchasers party thereto, pursuant to which Borrower issues and sells senior unsecured notes; provided that each such note purchase agreement is in form and substance reasonably acceptable to Agent. “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” shall mean the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed

23 income departments of its members be closed for the entire day for purposes of trading in United States government securities. “SOFR Determination Day” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Standard & Poor’s” shall mean Standard & Poor’s Ratings Group, a division of McGraw- Hill, Inc., or any successor to such company. “Subordinated”, as applied to Indebtedness, shall mean that the Indebtedness has been subordinated (by written terms or written agreement being, in either case, in form and substance satisfactory to Agent and the Required Banks) in favor of the prior payment in full of the Obligations. “Subsidiary” of Borrower or any of its Subsidiaries shall mean (a) a corporation more than fifty percent (50%) of the Voting Power of which is owned, directly or indirectly, by Borrower or by one or more other subsidiaries of Borrower or by Borrower and one or more subsidiaries of Borrower, (b) a partnership or limited liability company of which Borrower, one or more other subsidiaries of Borrower or Borrower and one or more subsidiaries of Borrower, directly or indirectly, is a general partner or managing member, as the case may be, or otherwise has the power to direct the policies, management and affairs thereof, or (c) any other Person (other than a corporation) in which Borrower, one or more other subsidiaries of Borrower or Borrower and one or more subsidiaries of Borrower, directly or indirectly, has at least a majority ownership interest or the power to direct the policies, management and affairs thereof. “Supported QFC” shall have the meaning provided in Section 10.23 hereof. “Swap Obligation” shall mean, with respect to Borrower or any Guarantor of Payment, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swing Line Commitment” shall mean Fifty Million Dollars ($50,000,000). “Swing Line Facility” shall mean the credit facility established under Section 2.1(b) hereof pursuant to the Swing Line Commitment of the Swing Line Lender. “Swing Line Lender” shall mean KeyBank. “Swing Line Loan” shall mean any loan made by the Swing Line Lender under the Swing Line Facility pursuant to Section 2.1(b) hereof, including, for the avoidance of doubt, any Cash Sweep Swing Line Loan. “Swing Line Loan Maturity Date” shall mean, with respect to any Swing Line Loan, the earlier of (a) the last day of the period for such Swing Line Loan as established by the Swing Line Lender and agreed to by Borrower, which shall be less than fifteen (15) days, and (b) the expiration of the Commitment Period. “Swing Line Loan Participation Amount” shall have the meaning provided in Section 2.1(b)(ii) hereof. “Swing Line Loan Participation” shall have the meaning provided in Section 2.1(b)(ii) hereof.

24 “Swing Line Note” shall mean a promissory note substantially in the form of Exhibit B hereto. “Synthetic Lease” shall mean any lease entered into by any Company that is treated as a lease for accounting purposes but that is intended by the parties to be treated as a financing transaction for income tax, property law and/or bankruptcy purposes, and in respect of which transaction any Synthetic Lease Indebtedness is issued or incurred. “Synthetic Lease Indebtedness” shall mean the aggregate principal amount of (and capitalized interest on) all Indebtedness incurred or issued in connection with any Synthetic Lease that is secured, supported or serviced, directly or indirectly, by any payments made by any Company. “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” shall mean for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Lookback Day”) that is two SOFR Business Days prior to the first day of such Interest Period (and rounded in accordance with Agent’s customary practice), as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Lookback Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day, and for any calculation with respect to a Base Rate Loan, the Term SOFR Reference Rate for a tenor of one month on the day that is two SOFR Business Days prior to the date the Base Rate is determined, subject to the proviso provided above. “Term SOFR Adjustment” shall mean a percentage equal to 0.10%. “Term SOFR Administrator” shall mean CBA (or a successor administrator of the Term SOFR Reference Rate, as selected by Agent in its reasonable discretion). “Term SOFR Borrowing” shall mean a borrowing comprised of Term SOFR Loans. “Term SOFR Loan” shall mean each Loan bearing interest at a rate based upon Adjusted Term SOFR (other than pursuant to clause (c) of the definition of Base Rate). Unless the context requires otherwise, Term SOFR Loan shall include Daily Simple SOFR Loan. “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Total Assets” shall mean the total assets of Borrower and its Consolidated Subsidiaries on a Consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of Borrower delivered to Agent pursuant to Section 5.3(a) or (b) as applicable. “Total Commitment Amount” shall mean, at any time, the Total Revolving Commitment Amount plus, if applicable, the amount of any Incremental Term Loan Commitment. “Total Revolving Commitment Amount” shall mean the principal amount of Four Hundred

25 Million Dollars ($400,000,000), or such other amount as shall be determined pursuant to Section 2.5 or Section 2.6 hereof. “Treasury Regulations” shall mean final and temporary regulations promulgated under the Code. “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unrestricted Cash” shall mean, as of any date of determination, the lesser of (a) the aggregate amount of unrestricted cash and Cash Equivalents held by Borrower, any Guarantors of Payment (excluding any Foreign Subsidiaries) and the Insurance Subsidiary in deposit accounts in the United States, as of such date and (b) Fifteen Million Dollars ($15,000,000). “U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” shall have the meaning provided in Section 10.23 hereof. “U.S. Tax Compliance Certificate” shall have the meaning provided in Section 3.2(g)(ii) hereof. “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended. “Voting Power” shall mean, with respect to any Person, the exclusive ability to control, through the ownership of shares of capital stock, partnership interests, membership interests or otherwise, the election of members of the board of directors or other similar governing body of such Person, and the holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or similar governing body of such Person. “Welfare Plan” shall mean an ERISA Plan that is a “welfare plan” within the meaning of ERISA Section 3(l). “Withholding Agent” shall mean any Credit Party and Agent. “Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that

26 any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Any accounting term not specifically defined in this Article I shall have the meaning ascribed thereto by GAAP. The foregoing definitions shall be applicable to the singular and plurals of the foregoing defined terms. SECTION 1.2 ACCOUNTING PRINCIPLES. Should any change in U.S. generally accepted principles from those used in the preparation of the audited consolidated financial statements of Borrower referred to in Section 5.3(b) occur by reason of any change in the rules, regulations, regulations, pronouncements, opinion or other requirements of the Financial Accounting Standards Board (FASB) (or any successor thereto or agency with similar function), or if Borrower adopts the International Financial Reporting Standards, and such change in accounting principles and/or adoption of such standards results in a change in the method or results of calculation of financial covenants and/or defined terms contained in this Agreement, then at the option of the Required Banks or Borrower, the parties will enter into good faith negotiations to amend such financial covenants and/or defined terms in such manner as the parties shall agree, each acting reasonably, in order to reflect fairly such changes and/or adoption so that the criteria for evaluating the financial condition of Borrower shall be the same in commercial effect after, as well as before, such changes and/or adoption are made (in which case the method and calculation of financial covenants and/or defined terms related thereto hereunder shall be determined in the manner so agreed); provided that, until so amended, such calculations shall continue to be computed in accordance with GAAP prior to such change therein or adoption; provided, further that, any obligations relating to a lease that in accordance with GAAP in effect on the Effective Date, would be accounted for by Borrower as an operating lease shall be accounted for as obligations relating to an operating lease and not as obligations relating to a Capital Lease (and any future, replacement or amended lease, if it were in effect on the Effective Date, that would be treated as an operating lease for purposes of GAAP as of the Effective Date shall be treated as an operating lease); provided, further that, Borrower shall provide to Agent financial statements and other documents required under this Agreement which include a reconciliation showing such treatment before and after giving effect to such change in GAAP. SECTION 1.3 EFFECT OF AMENDMENT AND RESTATEMENT; NO NOVATION. Upon the effectiveness of this Agreement, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement. The obligations of Borrower and each Obligor to repay the Debt as defined in and under the Existing Credit Agreement (the “Existing Obligations”) shall continue in full force and effect, and the effectiveness of this Agreement shall not constitute a novation or repayment of the Existing Obligations. Borrower hereby reaffirms its obligations, liabilities and the validity of all covenants by it contained in any and all Loan Documents, as amended, supplemented or otherwise modified by this Agreement and by the other Loan Documents delivered on or prior to the Effective Date. Any and all references in any Loan Documents to the Existing Credit Agreement shall be deemed to be amended to refer to this Agreement. Without limiting the foregoing, upon the effectiveness hereof: Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Bank’s credit and loan exposure under the Existing Credit Agreement as are necessary in order that the Existing Obligations due and payable to a Bank party hereto reflect such Bank’s ratable share of the

27 aggregate of all such Existing Obligations on the Effective Date. Except as expressly modified herein, all of the terms and provisions of the Existing Credit Agreement shall continue to apply for the periods prior to the Effective Date, including any determinations of payment dates, interest rates, compliance with covenants and other obligations, accuracy of representations and warranties, Events of Default or any amount payable to Agent or Banks. As to all periods occurring on or after the Effective Date, all of the covenants in the Existing Credit Agreement shall be of no further force and effect (with respect to such periods), it being understood that all obligations of Borrower under the Existing Credit Agreement shall be governed by this Agreement from and after the Effective Date. SECTION 1.4 RATES. The interest rate on Loans denominated in U.S. dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Term SOFR or Adjusted Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to Borrower. Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrower, any Bank or any other Person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. In connection with the use or administration of Daily Simple SOFR or Term SOFR, Agent will, in consultation with Borrower, have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Agent will promptly notify Borrower and the Banks of the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use or administration of Daily Simple SOFR or Term SOFR.

28 ARTICLE II. AMOUNT AND TERMS OF CREDIT SECTION 2.1 AMOUNT AND NATURE OF CREDIT. Subject to the terms and conditions of this Agreement, each Bank will participate to the extent hereinafter provided in making Loans to Borrower, and issuing Letters of Credit at the request of Borrower, in such aggregate amount as Borrower shall request pursuant to the Commitment; provided, however, that in no event shall the aggregate principal amount of all Loans and Letters of Credit outstanding under this Agreement be in excess of the Total Commitment Amount. Each Bank, for itself and not one for any other, agrees to participate in Revolving Loans made and Letters of Credit issued hereunder during the Commitment Period on such basis that (a) immediately after the completion of any borrowing of Revolving Loans by Borrower or issuance of a Letter of Credit hereunder, the aggregate principal amount of the then outstanding Revolving Loans, when combined with such Bank’s pro rata share of the Letter of Credit Exposure, shall not be in excess of the Revolving Credit Commitment for such Bank, and (b) such aggregate principal amount outstanding of the Revolving Loans shall represent that percentage of the aggregate principal amount then outstanding on all Revolving Loans (including the Revolving Loans held by such Bank) that is such Bank’s Commitment Percentage of Revolving Credit Commitments. Each borrowing from the Banks hereunder shall be made pro rata according to the Banks’ respective Commitment Percentages. The Loans may be made as Revolving Loans, Swing Line Loans or Incremental Term Loans, and Letters of Credit may be issued, as follows: (a) Revolving Loans. Subject to the terms and conditions of this Agreement, during the Commitment Period, the Banks shall make a Revolving Loan or Revolving Loans to Borrower in such amount or amounts as Borrower may from time to time request, but not exceeding in aggregate principal amount at any time outstanding hereunder the Total Revolving Commitment Amount, when such Revolving Loans are combined with the Letter of Credit Exposure. Borrower shall have the option, subject to the terms and conditions set forth herein, to borrow Revolving Loans, maturing on the last day of the Commitment Period, by means of any combination of (i) Base Rate Loans or (ii) Term SOFR Loans. Each Bank having an Incremental Revolving Credit Commitment hereby severally, and not jointly, agrees on the terms and subject to the conditions set forth herein and in the applicable Incremental Revolving Credit Assumption Agreement, to make Incremental Revolving Loans to Borrower, in an aggregate principal amount at any time outstanding that will not result in such Bank’s Incremental Revolving Credit Exposure exceeding such Bank’s Incremental Revolving Credit Commitment. Borrower shall pay interest on the unpaid principal amount of Base Rate Loans outstanding from time to time from the date thereof until paid at the Base Rate from time to time in effect. Interest on such Base Rate Loans shall be payable, commencing September 30, 2024, and on the last day of each succeeding March, June, September and December thereafter and at the maturity thereof. Borrower shall pay interest on the unpaid principal amount of each Term SOFR Loan outstanding from time to time, from the date thereof until paid, at the Derived SOFR Rate, fixed

29 in advance for each Interest Period (but subject to changes in the Applicable SOFR Margin) as herein provided for each such Interest Period. Interest on such Term SOFR Loans shall be payable on each Interest Adjustment Date with respect to an Interest Period (provided that if an Interest Period exceeds three (3) months, the interest must be paid every three (3) months, commencing three (3) months from the beginning of such Interest Period). At the request of Borrower to Agent, subject to the notice and other provisions of Section 2.2 hereof, the Banks shall convert Base Rate Loans to Term SOFR Loans at any time and shall convert Term SOFR Loans to Base Rate Loans on any Interest Adjustment Date. The obligation of Borrower to repay the Base Rate Loans and Term SOFR Loans that are Revolving Loans made by each Bank and to pay interest thereon shall be evidenced by a Revolving Credit Note of Borrower in the form of Exhibit A hereto, payable to such Bank in the principal amount of its Revolving Credit Commitment, or, if less, the aggregate unpaid principal amount of Revolving Loans made hereunder by such Bank. Subject to the provisions of this Agreement, Borrower shall be entitled under this Section 2.1(a) to borrow Revolving Loans, repay the same in whole or in part and re-borrow hereunder at any time and from time to time during the Commitment Period. (b) Swing Line Loans. Subject to the terms and conditions of this Agreement, during the Commitment Period, the Swing Line Lender shall make a Swing Line Loan to Borrower in such amount or amounts as Borrower may from time to time request, but not exceeding in aggregate principal amount at any time outstanding hereunder the Swing Line Commitment. Swing Line Loans: (i) shall be payable on the Swing Line Loan Maturity Date applicable to each such Swing Line Loan; (ii) shall be made only in U.S. dollars; (iii) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; (iv) may only be made if after giving effect thereto (A) the aggregate principal amount of Swing Line Loans outstanding does not exceed the Swing Line Commitment, and (B) the Revolving Credit Exposure would not exceed the Total Commitment Amount; (v) shall not be made if, after giving effect thereto, Borrower would be required to prepay Loans or Cash Collateralize Letters of Credit pursuant to Section 2.9 hereof; (vi) shall not be made if the proceeds thereof would be used to repay, in whole or in part, any outstanding Swing Line Loan and (vii) at no time shall there be more than one (1) borrowing of Swing Line Loans outstanding hereunder, excluding any Cash Sweep Swing Line Loan. Borrower shall have the option, subject to the terms and conditions set forth herein, to borrow Swing Line Loans, maturing on the applicable Swing Line Loan Maturity Date, by means of Daily Simple SOFR Loans. Borrower shall pay interest on the unpaid principal amount of each Daily Simple SOFR Loan outstanding from time to time, from the date thereof until paid, at an interest rate equal to Derived SOFR Rate in effect on each day. Interest on such Daily Simple SOFR Loans shall be payable on the applicable Swing Line Loan Maturity Date. (i) Swing Line Loan Refunding. The Swing Line Lender may at any time, in its sole and absolute discretion, direct that the Swing Line Loans owing to it be refunded by delivering a notice to such effect to Agent, specifying the aggregate principal amount thereof (a “Notice of Swing Line Loan Refunding”). Promptly upon receipt of a Notice of Swing Line Loan Refunding, Agent shall give notice of the contents thereof to the Banks with Commitments and, unless an Event of Default specified in Section 7.11 in respect of Borrower has occurred, to

30 Borrower. Each such Notice of Swing Line Loan Refunding shall be deemed to constitute delivery by Borrower under such Swing Line Loan of a Notice of Loan requesting Revolving Loans consisting of Daily Simple SOFR Loans in the amount of the Swing Line Loan to which it relates. Each Bank with a Revolving Credit Commitment (including the Swing Line Lender) hereby unconditionally agrees (notwithstanding that any of the conditions specified in Section 2.2 or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (iii) below) to make a Revolving Loan to Borrower in the amount of such Bank’s Commitment Percentage of the aggregate amount of the Swing Line Loans to which such Notice of Swing Line Loan Refunding relates. Each such Bank shall make the amount of such Revolving Loan available to Agent by wire transfer of immediately available funds, in the same manner as provided in Section 2.2 with respect to Revolving Loans not later than 3:00 P.M. (Cleveland, Ohio time), if such notice is received by such Bank prior to 11:00 A.M. (Cleveland, Ohio time), or not later than 2:00 P.M. (Cleveland, Ohio time) on the next Business Day, if such notice is received by such Bank after such time. The proceeds of such Revolving Loans shall be made immediately available to the Swing Line Lender and applied by it to repay the principal amount of the Swing Line Loans to which such Notice of Swing Line Loan Refunding relates. (ii) Swing Line Loan Participation. If prior to the time a Revolving Loan would otherwise have been made as provided above as a consequence of a Notice of Swing Line Loan Refunding, any of the events specified in Section 7.11 shall have occurred in respect of Borrower or one or more of the Banks with Revolving Credit Commitments shall determine that it is legally prohibited from making a Revolving Loan under such circumstances, each Bank (other than the Swing Line Lender), or each Bank (other than such Swing Line Lender) so prohibited, as the case may be, shall, on the date such Revolving Loan would have been made by it (the “Purchase Date”), purchase an undivided participating interest (a “Swing Line Loan Participation”) in the outstanding Swing Line Loans to which such Notice of Swing Line Loan Refunding relates, in an amount (the “Swing Line Loan Participation Amount”) equal to such Bank’s Commitment Percentage of such outstanding Swing Line Loans. On the Purchase Date, each such Bank or each such Bank so prohibited, as the case may be, shall pay to the Swing Line Lender, in immediately available funds, such Bank’s Swing Line Loan Participation Amount, and promptly upon receipt thereof the Swing Line Lender shall, if requested by such other Bank, deliver to such Bank a participation certificate, dated the date of the Swing Line Lender’s receipt of the funds from, and evidencing such Bank’s Swing Line Loan Participation in, such Swing Line Loans and its Swing Line Loan Participation Amount in respect thereof. If any amount required to be paid by a Bank to the Swing Line Lender pursuant to the above provisions in respect of any Swing Line Loan Participation is not paid on the date such payment is due, such Bank shall pay to the Swing Line Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full. Whenever, at any time after the Swing Line Lender has received from any other Bank such Bank’s Swing Line Loan Participation Amount, the Swing Line Lender receives any payment from or on behalf of Borrower on

31 account of the related Swing Line Loans, the Swing Line Lender will promptly distribute to such Bank its ratable share of such amount based on its Commitment Percentage of such amount on such date on account of its Swing Line Loan Participation (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank’s participating interest was outstanding and funded); provided, however, that if such payment received by the Swing Line Lender is required to be returned, such Bank will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender. (iii) Obligations Unconditional. Each Bank’s obligation to make Revolving Loans pursuant to Section 2.1(b) and/or to purchase Swing Line Loan Participations in connection with a Notice of Swing Line Loan Refunding shall be subject to the conditions that (A) such Bank shall have received a Notice of Swing Line Loan Refunding complying with the provisions hereof and (B) at the time the Swing Line Loans that are the subject of such Notice of Swing Line Loan Refunding were made, the Swing Line Lender making the same had no actual written notice from another Bank that an Event of Default had occurred and was continuing, but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Swing Line Lender that gives such Notice of Swing Line Loan Refunding, and shall not be affected by any circumstance, including, without limitation, (1) any set-off, counterclaim, recoupment, defense or other right that such Bank may have against any other Bank, Borrower, any Guarantor of Payment, or any other Person, or Borrower or Guarantor of Payment may have against any Bank or other Person, as the case may be, for any reason whatsoever; (2) the occurrence or continuance of a Default or Event of Default; (3) any event or circumstance involving a Material Adverse Effect; (4) any breach of any Loan Document by any party thereto; or (5) any other circumstance, happening or event, whether or not similar to any of the foregoing. (iv) Cash Sweep Swing Line Loans. In the event of any Deficit Collected Balance (as defined in the Cash Management Services Master Agreement), the Swing Line Lender may elect, in its sole discretion, to automatically make a Swing Line Loan to Borrower in the amount of such Deficit Collected Balance (each such Swing Line Loan, a “Cash Sweep Swing Line Loan”), in accordance with the terms of the Cash Management Services Master Agreement, without any action on the part of Borrower, so long as, after giving effect to any such Cash Sweep Swing Line Loan, (A) the aggregate principal amount of Swing Line Loans outstanding does not exceed the Swing Line Commitment, (B) the Revolving Credit Exposure would not exceed the Total Commitment Amount and (C) Borrower would not be required to prepay Loans or Cash Collateralize Letters of Credit pursuant to Section 2.9 hereof. Upon the request of any Bank, the obligation of Borrower to repay any Swing Line Loan made by such Bank and to pay interest thereon shall be evidenced by a Swing Line Note of Borrower in the form of Exhibit B hereto, payable to the Swing Line Lender in the principal amount of its Swing Line Loan Participation Amount, or, if less, the aggregate unpaid principal amount of Swing Line Loans made hereunder by the Swing Line Lender. Subject to the provisions

32 of this Agreement, Borrower shall be entitled under this Section 2.1(b) to borrow funds, repay the same in whole or in part and re-borrow hereunder at any time and from time to time during the Commitment Period. (c) Letters of Credit. Subject to the terms and conditions of this Agreement, during the Commitment Period, the Fronting Bank, in its own name, but only as agent for the Banks, shall issue such Letters of Credit for the account of Borrower, any Guarantor of Payment or the Insurance Subsidiary as Borrower may from time to time request. Borrower shall not request any Letter of Credit (and the Fronting Bank shall not be obligated to issue any Letter of Credit) if, after giving effect thereto, (i) the Letter of Credit Exposure would exceed the Letter of Credit Commitment or (ii) the Revolving Credit Exposure would exceed the Total Commitment Amount. The issuance of each Letter of Credit shall confer upon each Bank the benefits and liabilities of a participation consisting of an undivided pro rata interest in the Letter of Credit to the extent of such Bank’s Commitment Percentage. Each request for a Letter of Credit shall be delivered to Agent not later than 11:00 A.M. (Cleveland, Ohio time) three (3) Business Days prior to the day upon which the Letter of Credit is to be issued. Each such request shall be in a form acceptable to Agent (and the Fronting Bank if the Fronting Bank is a Bank other than Agent) and specify the face amount thereof, whether such Letter of Credit is a commercial documentary or a standby Letter of Credit, the beneficiary, the intended date of issuance, the expiry date thereof (which date shall not be later than the last day of the Commitment Period, unless Borrower Cash Collateralizes such Letters of Credit in a manner reasonably acceptable to Agent), and the nature of the transaction to be supported thereby. Concurrently with each such request, Borrower, any Guarantor of Payment for whose benefit the Letter of Credit is to be issued, or the Insurance Subsidiary, as appropriate, shall execute and deliver to the Fronting Bank an appropriate application and agreement, being in the standard form of the Fronting Bank for such letters of credit, as amended to conform to the provisions of this Agreement if required by Agent. Agent shall give each Bank notice of each such request for a Letter of Credit. In respect of each Letter of Credit and the drafts thereunder, if any, whether issued for the account of Borrower, a Guarantor of Payment or the Insurance Subsidiary, Borrower agrees (i) to pay to Agent, for the pro rata benefit of the Banks, a non-refundable commission based upon the face amount of the Letter of Credit, which shall be paid quarterly in arrears at a rate per annum equal to the Applicable SOFR Margin (in effect on the date such Letter of Credit is issued or renewed) times the face amount of such Letter of Credit during such fiscal quarter (the “Letter of Credit Fee”); (ii) to pay to Agent, for its own account as issuing bank, a fronting fee based upon the face amount of the Letter of Credit, which shall be paid quarterly in arrears, at a rate per annum equal to ten (10) basis points times the face amount of such Letter of Credit; and (iii) to pay to the Fronting Bank, for its sole account, such other issuance, amendment, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are generally charged by the Fronting Bank under its fee schedule as in effect from time to time. Whenever a Letter of Credit is drawn, Borrower shall immediately reimburse the Fronting Bank for the amount drawn. In the event that the amount drawn is not reimbursed by Borrower within one (1) Business Day of the drawing of such Letter of Credit, at the sole option of Agent (and the Fronting Bank, if the Fronting Bank is a Bank other than Agent), Borrower shall be deemed to have requested a Revolving Loan, subject to the provisions of Section 2.1(a), in the

33 amount drawn. Such Revolving Loan shall be evidenced by the Revolving Credit Notes. Each Bank agrees to make a Revolving Loan on the date of such notice, subject to no conditions precedent whatsoever. Each Bank acknowledges and agrees that its obligation to make a Revolving Loan pursuant to Section 2.1(a) when required by this Section 2.1(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that its payment to Agent, for the account of the Fronting Bank, of the proceeds of such Revolving Loan shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not such Bank’s Revolving Credit Commitment shall have been reduced or terminated. Borrower irrevocably authorizes and instructs Agent to apply the proceeds of any borrowing pursuant to this paragraph to reimburse, in full, the Fronting Bank for the amount drawn on such Letter of Credit. Each such Revolving Loan shall be deemed to be a Base Rate Loan unless otherwise requested by and available to Borrower hereunder. Each Bank is hereby authorized to record on its records relating to its Revolving Credit Note such Bank’s pro rata share of the amounts paid and not reimbursed on the Letters of Credit. If, for any reason, Agent (or the Fronting Bank if the Fronting Bank is a Bank other than Agent) is unable to or, in the opinion of Agent, it is impracticable to, convert any Letter of Credit to a Revolving Loan pursuant to the preceding paragraph, Agent (or the Fronting Bank if the Fronting Bank is a Bank other than Agent) shall have the right to request that each Bank purchase a participation in the amount due with respect to such Letter of Credit, and Agent shall promptly notify each Bank thereof (by facsimile or telephone, confirmed in writing). Upon such notice, but without further action, Agent (or the Fronting Bank if the Fronting Bank is a Bank other than Agent) hereby agrees to grant to each Bank, and each Bank hereby agrees to acquire from Agent (or the Fronting Bank if the Fronting Bank is a Bank other than Agent), an undivided participation interest in the amount due with respect to such Letter of Credit in an amount equal to such Bank’s Commitment Percentage of the aggregate principal amount of the amount due with respect to such Letter of Credit. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to Agent (or the Fronting Bank if the Fronting Bank is a Bank other than Agent), for its sole account, such Bank’s ratable share of the amount due with respect to such Letter of Credit (determined in accordance with such Bank’s Commitment Percentage). Each Bank acknowledges and agrees that its obligation to acquire participations in the amount due under any Letter of Credit that is drawn but not reimbursed by Borrower pursuant to this Section 2.1(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or Event of Default, and that each such payment shall be made without any offset, abatement, recoupment, counterclaim, withholding or reduction whatsoever and whether or not such Bank’s Revolving Credit Commitment shall have been reduced or terminated. Each Bank shall comply with its obligation under this Section 2.1(c) by wire transfer of immediately available funds, in the same manner as provided in Section 2.2 with respect to Revolving Loans. Each Bank is hereby authorized to record on its records such Bank’s pro rata share of the amounts paid and not reimbursed on the Letters of Credit. SECTION 2.2 CONDITIONS TO LOANS AND LETTERS OF CREDIT. The obligation of the Banks to make a Loan (other than any Cash Sweep Swing Line Loan), convert a Term SOFR Loan or Base Rate Loan or continue a Term SOFR Loan and of Agent to issue any Letter of Credit is conditioned, in the case of each borrowing, conversion or continuation of a Loan or issuance of a Letter of Credit hereunder, upon:

34 (a) all conditions precedent as listed in Article IV hereof shall have been satisfied; (b) with respect to Base Rate Loans, receipt by Agent of a Notice of Loan, such notice to be received by 2:00 P.M. (Cleveland, Ohio time) on the proposed date of borrowing or conversion, with respect to Term SOFR Loans, by 2:00 P.M. (Cleveland, Ohio time) three (3) Business Days prior to the proposed date of borrowing, conversion or continuation and with respect to Daily Simple SOFR Loans by 2:00 P.M. (Cleveland, Ohio time) on the proposed date of borrowing. Agent shall notify each Bank of the date, amount and initial Interest Period (if applicable) promptly upon the receipt of such notice, and, in any event, by 2:00 P.M. (Cleveland, Ohio time) on the date such notice is received. On the date such Loan is to be made, each Bank shall provide Agent, not later than 3:00 P.M. (Cleveland, Ohio time), with the amount in federal or other immediately available funds, required of it; (c) with respect to Letters of Credit, satisfaction of the notice provisions set forth in Section 2.1(c) hereof; (d) Borrower’s request for (i) a Base Rate Loan shall be in an amount of not less than One Hundred Thousand Dollars ($100,000), increased by increments of Fifty Thousand Dollars ($50,000), (ii) a Term SOFR Loan shall be in an amount of not less than One Million Dollars ($1,000,000), increased by increments of One Million Dollars ($1,000,000) and (iii) a Swing Line Loan shall be in an amount of not less than One Hundred Thousand Dollars ($100,000); (e) the fact that no Default or Event of Default shall then exist or immediately after the making, conversion or continuation of the Loan or issuance of the Letter of Credit would exist; and (f) the fact that each of the representations and warranties contained in Article VI hereof shall be true and correct with the same force and effect as if made on and as of the date of the making, conversion, or continuation of such Loan, or the issuance of the Letter of Credit, except to the extent that any thereof expressly relate to an earlier date. At no time shall Borrower request that Term SOFR Loans be outstanding for more than ten (10) different Interest Periods at any time. Each request by Borrower for the making of a Loan, conversion of a Term SOFR Loan or Base Rate Loan or continuation of a Term SOFR Loan, or for the issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower as of the date of such request as to the facts specified in clauses (e) and (f) above. Each request for a Term SOFR Loan shall be irrevocable and binding on Borrower and Borrower shall indemnify Agent and the Banks against any loss or expense incurred by Agent or the Banks as a result of any failure by Borrower to consummate such transaction including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of liquidation or re-employment of deposits or other funds acquired by the Banks to fund such Term SOFR Loan. A certificate as to the amount of such loss or expense submitted by the Banks to Borrower shall be conclusive and binding for all purposes, absent manifest error.

35 SECTION 2.3 PAYMENT ON NOTES, ETC. All payments of principal, interest and commitment and other fees shall be made to Agent in immediately available funds for the account of the Banks. Agent, within one (1) Business Day, shall distribute to each Bank its ratable share of the amount of principal, interest, and commitment and other fees received by it for the account of such Bank. Each Bank shall record (a) any principal, interest or other payment, and (b) the principal amount of the Base Rate Loans and Term SOFR Loans and all prepayments thereof and the applicable dates with respect thereto, by such method as such Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower’s obligations under each Note. The aggregate unpaid amount of Loans set forth on the records of Agent shall be rebuttably presumptive evidence of the principal and interest owing and unpaid on each Note. Whenever any payment to be made hereunder, including, without limitation, any payment to be made on any Note, shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in each case be included in the computation of the interest payable on such Note; provided, however, that, with respect to any Term SOFR Loan, if the next succeeding Business Day falls in the succeeding calendar month, such payment shall be made on the preceding Business Day and the relevant Interest Period shall be adjusted accordingly. SECTION 2.4 PREPAYMENT. Borrower shall have the right at any time or from time to time to prepay, on a pro rata basis for all of the Banks, all or any part of the principal amount of the Loans then outstanding, as designated by Borrower, plus interest accrued on the amount so prepaid to the date of such prepayment. Borrower shall give Agent notice of prepayment of any Base Rate Loan by not later than 2:00 P.M. (Cleveland, Ohio time) on the Business Day such prepayment is to be made and notice of the prepayment of any Term SOFR Loan not later than 2:00 P.M. (Cleveland, Ohio time) three (3) Business Days before the Business Day on which such prepayment is to be made. Prepayments of Base Rate Loans shall be without any premium or penalty, other than any prepayment fees, penalties or other charges that may be contained in any Hedge Agreement. Each partial prepayment shall be in an aggregate principal amount of at least, in the case of a Term SOFR Loan, One Million Dollars ($1,000,000) (or, if less, the full amount of such Term SOFR Loan), or an integral multiple of $1,000,000 in excess thereof. All such prepayments of any Loan shall be applied as directed by Borrower and on a pro rata basis, as applicable, for all the Banks having a Commitment applicable to such Loan. Any prepayment made pursuant to this Section 2.4 shall be accompanied by any amounts payable in respect thereof under Article III hereof. SECTION 2.5 COMMITMENT AND OTHER FEES; REDUCTION OF COMMITMENT. (a) Borrower shall pay to Agent, for the ratable account of the Banks, as a consideration for the Revolving Credit Commitment, a commitment fee from the date hereof to and including the last day of the Commitment Period, payable quarterly, equal to (i) the Applicable Commitment Fee Rate in effect on the payment date, times (ii) (A) the Total Revolving Commitment Amount minus (B) the average daily Revolving Credit Exposure (other than outstanding Swing Line Loans) during such quarter. The commitment fee shall be payable in arrears, on September 30, 2024 and on the last day of each succeeding March, June, September and December thereafter, and on the last day of the Commitment Period.

36 (b) Borrower shall pay to Agent, for its sole benefit, the agent fees agreed to by Agent and Borrower from time to time. (c) Borrower may at any time or from time to time permanently reduce in whole or ratably (for all of the Banks) in part the Revolving Credit Commitments of the Banks hereunder to an amount not less than the then existing Revolving Credit Exposure, by giving notice to Agent not fewer than three (3) Business Days in advance of the proposed date of such reduction, provided that any such partial reduction shall be in an aggregate amount for all of the Banks of not less than Five Million Dollars ($5,000,000), increased by increments of One Million Dollars ($1,000,000). Agent shall promptly notify each Bank of the date of each such reduction and such Bank’s proportionate share thereof. After each such reduction, the commitment fees payable hereunder shall be calculated upon the Total Revolving Commitment Amount as so reduced. If Borrower reduces in whole the Total Revolving Commitment Amount of the Banks, on the effective date of such reduction (Borrower having prepaid in full the unpaid principal balance, if any, of the Revolving Credit Notes, together with all interest and commitment and other fees accrued and unpaid, and provided that no issued and outstanding Letters of Credit shall exist), all of the Revolving Credit Notes shall be delivered to Agent marked “canceled” and Agent shall redeliver such Revolving Credit Notes to Borrower. Any partial reduction in the Commitment shall be effective during the remainder of the Commitment Period. SECTION 2.6 INCREASE IN COMMITMENTS; INCREMENTAL TERM LOANS. (a) Borrower may, by written notice to Agent at any time after the Effective Date and prior to the expiration of the Commitment Period, request on one or more occasions, up to three in the aggregate, Incremental Term Loan Commitments and/or Incremental Revolving Credit Commitments in an aggregate principal amount not to exceed One Hundred Fifty Million Dollars ($150,000,000) from one or more Incremental Term Lenders or Incremental Revolving Credit Lenders, as applicable, which may include any existing Bank (each of which shall be entitled to agree or decline to participate in its sole discretion); provided, that each Incremental Term Lender and Incremental Revolving Credit Lender, if not already a Bank hereunder, shall be an Eligible Assignee and be subject to the approval of Agent in its reasonable discretion. Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments or the Incremental Revolving Credit Commitments being requested (which shall be in minimum increments of One Million Dollars ($1,000,000) and a minimum amount of Ten Million Dollars ($10,000,000) or, if less, the entire remaining amount of the Incremental Term Loan Commitments or the Incremental Revolving Credit Commitments, as applicable) and (ii) the date on which such Incremental Term Loan Commitments or Incremental Revolving Credit Commitments are requested to become effective (which shall not be less than 15 days nor more than 60 days after the date of such notice, unless otherwise agreed to by Agent). Notwithstanding anything contained herein to the contrary, it is acknowledged and agreed that all Incremental Revolving Credit Commitments are to be Revolving Credit Commitments and based on the terms and conditions set forth herein for Revolving Credit Commitments and Revolving Loans. (b) Borrower may seek Incremental Term Loan Commitments and Incremental Revolving Credit Commitments from existing Banks (each of which shall be entitled to

37 agree or decline to participate in its sole discretion) and additional banks, financial institutions and other institutional lenders who will become Incremental Term Lenders and/or Incremental Revolving Credit Lenders, as applicable, in connection therewith. Borrower and each Incremental Term Lender shall execute and deliver to Agent an Incremental Term Loan Assumption Agreement and such other documentation as Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Borrower and each Incremental Revolving Credit Lender shall execute and deliver to Agent an Incremental Revolving Credit Assumption Agreement and such other documentation as Agent shall reasonably specify to evidence the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender. Each Incremental Term Loan Assumption Agreement and Incremental Revolving Credit Assumption Agreement shall specify the terms of the Incremental Term Loans or Incremental Revolving Loans, as applicable, to be made thereunder; provided, that, without the prior written consent of the Required Banks, the final maturity date of any Incremental Term Loan shall be no earlier than the expiration of the Commitment Period. The other terms of the Incremental Term Loans and the Incremental Term Loan Assumption Agreement shall be reasonably satisfactory to Agent and Borrower and, to the extent that such Incremental Term Loan Assumption Agreement contains any covenants, events of default, representations or warranties or other rights or provisions that place greater restrictions, taken as a whole, on Borrower or any of its Subsidiaries that are more favorable to the Incremental Term Loan Lenders making such Incremental Term Loans, the existing Banks shall be entitled to the benefit of such rights and provisions so long as such Incremental Term Loans remain outstanding and such additional rights and provisions shall be deemed automatically incorporated by reference into this Agreement, mutatis mutandis, as if fully set forth herein, without any further action required on the part of any Person effective as of the date of such Incremental Term Loan Assumption Agreement. Agent shall promptly notify each Bank as to the effectiveness of each Incremental Term Loan Assumption Agreement and Incremental Revolving Credit Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement or Incremental Revolving Credit Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment or Incremental Revolving Credit Commitment, as applicable, without the need to obtain consent of any Bank or Fronting Bank other than the Banks providing such Incremental Revolving Loans or Incremental Term Loans, as applicable. Any such deemed amendment may be memorialized in writing by Agent with Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto. (c) Notwithstanding the foregoing, no Incremental Term Loan Commitment or Incremental Revolving Credit Commitment shall become effective under this Section 2.6 unless (i) on the date of such effectiveness, the conditions set forth in Article IV shall have been satisfied and Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Borrower, (ii) Agent shall have received legal opinions, board resolutions and other closing certificates and documentation consistent with those delivered on the Effective Date, and (iii) Borrower would be in pro forma compliance with the covenants set forth in Section 5.7.

38 SECTION 2.7 COMPUTATION OF INTEREST AND FEES; DEFAULT RATE. With the exception of Base Rate Loans, interest on Loans and commitment and other fees and charges hereunder shall be computed on the basis of a year having three hundred sixty (360) days and calculated for the actual number of days elapsed. With respect to Base Rate Loans, interest shall be computed on the basis of a year having three hundred sixty-five (365) days or three hundred sixty-six (366) days, as the case may be, and calculated for the actual number of days elapsed. Anything herein to the contrary notwithstanding, if an Event of Default shall occur hereunder, (a) the principal of each Loan and the unpaid interest thereon shall bear interest, until paid, at the Default Rate; and (b) the fee for the aggregate undrawn face amount of all issued and outstanding Letters of Credit shall be increased from the Applicable SOFR Margin then in effect to three percent (3%). In no event shall the rate of interest hereunder exceed the maximum rate allowable by applicable Law. SECTION 2.8 MANDATORY PAYMENT. If the Revolving Credit Exposure at any time exceeds the Total Revolving Commitment Amount, Borrower shall, as promptly as practicable, but in no event later than the next Business Day, prepay an aggregate principal amount of the Revolving Loans sufficient to bring the aggregate outstanding principal amount of all Revolving Loans and the aggregate undrawn face amount of all issued and outstanding Letters of Credit within the Revolving Credit Commitments of the Banks. Any prepayment of a Term SOFR Loan pursuant to this Section 2.8 shall be accompanied by any amount required to be paid pursuant to Sections 3.4 and 3.8 hereof. SECTION 2.9 DEFAULTING BANK. (a) Defaulting Bank Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Bank becomes a Defaulting Bank, then, until such time as such Bank is no longer a Defaulting Bank, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Bank’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Banks; (ii) Defaulting Bank Waterfall. Any payment of principal, interest, fees or other amounts received by Agent for the account of such Defaulting Bank (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by Agent from a Defaulting Bank shall be applied at such time or times as may be determined by Agent as follows: first, to the payment of any amounts owing by such Defaulting Bank to Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Bank to any Fronting Bank or Swing Line Lender hereunder; third, to Cash Collateralize the Fronting Banks’ Fronting Exposure with respect to such Defaulting Bank in accordance with this Section 2.9; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Bank has failed to fund its portion thereof as required by this Agreement, as determined by Agent; fifth, if so determined by Agent and Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Bank’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the Fronting Banks’ future Fronting

39 Exposure with respect to such Defaulting Bank with respect to future Letters of Credit issued under this Agreement, in accordance with this Section 2.9; sixth, to the payment of any amounts owing to the Banks, the Fronting Banks or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Bank, the Fronting Banks or Swing Line Lender against such Defaulting Bank as a result of such Defaulting Bank’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Bank as a result of such Defaulting Bank’s breach of its obligations under this Agreement; and eighth, to such Defaulting Bank or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit disbursements in respect of which such Defaulting Bank has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 2.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit disbursements owed to, all Non- Defaulting Banks on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit disbursements owed to, such Defaulting Bank until such time as all Loans and funded and unfunded participations in Letter of Credit obligations and Swing Line Loans are held by the Banks pro rata in accordance with the Commitments under the applicable facility without giving effect to Section 2.9(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Bank that are applied (or held) to pay amounts owed by a Defaulting Bank or to post Cash Collateral pursuant to this Section 2.9(a)(ii) shall be deemed paid to and redirected by such Defaulting Bank, and each Bank (including such Defaulting Bank) irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Bank shall be entitled to receive any commitment fee for any period during which that Bank is a Defaulting Bank (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Bank). (B) Each Defaulting Bank shall be entitled to receive Letter of Credit Fees for any period during which that Bank is a Defaulting Bank only to the extent allocable to its applicable percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.9(a)(ii). (C) With respect to any commitment fee or Letter of Credit Fees not required to be paid to any Defaulting Bank pursuant to clause (A) or (B) above, Borrower shall (x) pay to each Non-Defaulting Bank that portion of any such fee otherwise payable to such Defaulting Bank with respect to such Defaulting Bank’s participation in Letter of Credit obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Bank pursuant to clause (iv) below, (y) pay to each

40 Fronting Bank and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Bank to the extent allocable to such Fronting Bank’s or Swing Line Lender’s Fronting Exposure to such Defaulting Bank, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Bank’s participation in Letter of Credit obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Banks in accordance with their respective applicable percentages (calculated without regard to such Defaulting Bank’s Commitment) but only to the extent that (A) the conditions set forth in Section 2.2 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (B) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Bank to exceed such Non-Defaulting Bank’s Revolving Credit Commitment. Subject to Section 10.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Bank arising from that Bank having become a Defaulting Bank, including any claim of a Non-Defaulting Bank as a result of such Non- Defaulting Bank’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (A) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (B) second, Cash Collateralize the Fronting Banks’ Fronting Exposure in accordance with the procedures set forth in Section 2.9(a)(ii). (b) Defaulting Bank Cure. If Borrower, Agent and the Swing Line Lender and Fronting Bank agree in writing that a Bank is no longer a Defaulting Bank, Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Bank will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Banks or take such other actions as Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Banks in accordance with the Commitment Percentages (without giving effect to Section 2.9(a)(iv), whereupon such Bank will cease to be a Defaulting Bank; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Bank was a Defaulting Bank; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Bank to Bank will constitute a waiver or release of any claim of any party hereunder arising from that Bank’s having been a Defaulting Bank. (c) New Swing Line Loans/Letters of Credit. So long as any Bank is a Defaulting Bank, (i) the Swing Line Lender shall not be required to fund any Swing Line

41 Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) no Fronting Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. ARTICLE III. ADDITIONAL PROVISIONS RELATING TO TERM SOFR LOANS; INCREASED CAPITAL; TAXES SECTION 3.1 RESERVES OR DEPOSIT REQUIREMENTS, ETC. If, at any time, there is a Change in Law, and the result of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to a Bank of making, converting to, continuing or maintaining any Loan based on SOFR, or to increase the cost to a Bank or the Fronting Bank of participating in, issuing, or maintaining any Letter of Credit (or maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum (whether principal, interest or any other amount) received or receivable by a Bank or the Fronting Bank with respect to any Loan based on SOFR, then, upon demand by such Bank, Borrower shall pay to such Bank from time to time on Interest Adjustment Dates with respect to such Loan, as additional consideration hereunder, additional amounts sufficient to fully compensate and indemnify such Bank for such increased cost or reduced amount, assuming (which assumption such Bank need not corroborate) such additional cost or reduced amount was allocable to such Loan. A certificate as to the increased cost or reduced amount as a result of any event mentioned in this Section 3.1, setting forth the calculations therefor, shall be promptly submitted by such Bank to Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof. Notwithstanding any other provision of this Agreement, after any such demand for compensation by any Bank, Borrower, upon at least three (3) Business Days’ prior written notice to such Bank through Agent, may prepay any affected Loan based on SOFR in full or convert such Loan to a Base Rate Loan regardless of the Interest Period thereof. Any such prepayment or conversion shall be accompanied by any amount required to be paid pursuant to Sections 3.4 and 3.8 hereof. Each Bank shall notify Borrower as promptly as practicable (with a copy thereof delivered to Agent) of the existence of any event that will likely require the payment by Borrower of any such additional amount under this Section 3.1. SECTION 3.2 TAXES. (a) Defined Terms. For purposes of this Section 3.2, the term “Bank” includes any Fronting Bank and the term “applicable law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as

42 necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.2) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by Borrower. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by Borrower. The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.2) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Bank (with a copy to Agent), or by Agent on its own behalf or on behalf of a Bank, shall be conclusive absent manifest error. (e) Indemnification by the Banks. Each Bank shall severally indemnify Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Bank (but only to the extent that any Credit Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 10.11 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Bank, in each case, that are payable or paid by Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by Agent shall be conclusive absent manifest error. Each Bank hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by Agent to the Bank from any other source against any amount due to Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 3.2, such Credit Party shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent. (g) Status of Banks. (i) Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Agent, at the time or times reasonably requested by Borrower or Agent and at the time or times prescribed by applicable Law, such properly completed and executed documentation reasonably requested by Borrower or Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by Borrower or Agent, shall deliver such other

43 documentation prescribed by applicable Law or reasonably requested by Borrower or Agent as will enable Borrower or Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.2(g)(ii)(A), (B) and (D) below) shall not be required if in the Bank’s reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person, (A) any Bank that is a U.S. Person shall deliver to Borrower and Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of IRS Form W- 9 certifying that such Bank is exempt from U.S. federal backup withholding Tax; (B) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), whichever of the following is applicable: (1) in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F- 1 to the effect that such Foreign Bank is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S.

44 Tax Compliance Certificate”) and (y) executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Bank is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Bank is a partnership and one or more direct or indirect partners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to Borrower and Agent (in such number of copies as shall be requested by the Recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Bank under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.2 (including by the payment of additional amounts

45 pursuant to this Section 3.2), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.2 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) to the extent that the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 3.2 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 3.3 BENCHMARK REPLACEMENT SETTING. Notwithstanding anything to the contrary herein or in any other Loan Document: (a) Temporary Inability to Determine Rates. If (i) Agent determines (which determination shall be conclusive and binding absent manifest error) that Adjusted Daily Simple SOFR or Adjusted Term SOFR cannot be determined pursuant to the definition thereof or (ii) the Required Banks determine that for any reason in connection with any request for a Term SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Daily Simple SOFR or Adjusted Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, and the Required Banks have provided notice of such determination to Agent, in each case of (i) and (ii), on or prior to the first day of any Interest Period, Agent will promptly so notify Borrower and each Bank. Upon notice thereof by Agent to Borrower, (A) any obligation of the Banks to make or continue the applicable Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Interest Periods) until Agent revokes such notice and (B) if such determination affects the calculation of the Base Rate, Agent shall during the period of such suspension compute the Base Rate without reference to clause (c) of the definition of “Base Rate” until Agent revokes such notice. Upon receipt of such notice, (i) Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any applicable Term SOFR Loans (to the extent of the affected Term SOFR Loans or affected Interest Periods) or, failing that, Borrower will be deemed to have converted any such

46 request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected Term SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, Borrower shall also pay accrued interest on the amount so converted. If Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by Agent without reference to clause (c) of the definition of “Base Rate” until Agent revokes such determination. (b) Permanent Inability to Determine Rate; Benchmark Replacement. (i) Benchmark Replacement. Upon the occurrence of a Benchmark Transition Event, Agent and Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Banks and Borrower so long as Agent has not received, by such time, written notice of objection to such amendment from Banks comprising the Required Banks. No replacement of the then-current Benchmark with a Benchmark Replacement pursuant to this Section 3.3 will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. Agent will promptly notify Borrower and the Banks of (A) the implementation of any Benchmark Replacement, (B) the effectiveness of any Benchmark Replacement Conforming Changes and (C) the removal or reinstatement of any tenor of a Benchmark. Any determination, decision or election that may be made by Agent pursuant to this Section 3.3 including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.3, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.

47 (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then- current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (y) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non- representative, non-compliant or non-aligned tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for the applicable Term SOFR Borrowing of, conversion to or continuation of Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon Adjusted Term SOFR (or then-current Benchmark) will not be used in any determination of Base Rate. (c) Certain Defined Terms. As used in this Section 3.3 and Section 1.1: “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, (i) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, or (ii) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to this Section 3.3. “Benchmark” means, initially, with respect to any Term SOFR Loan, Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark

48 Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section 3.3. “Benchmark Replacement” means, with respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by Agent and Borrower as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities of similar size denominated in U.S. dollars at such time and (ii) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), if any, that has been selected by Agent and Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of Term SOFR, or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “SOFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of this Section 3.3 and other technical, administrative or operational matters) that Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent decides that adoption of any portion of such market practice is not administratively feasible or if Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Agent decides is

49 reasonably necessary in connection with the administration of this Agreement and the other Loan Documents) in each case, as implemented by Agent consistently across similarly situated borrowers for which it acts as administrative agent. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (i) in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event”, the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (ii) in the case of clause (iii) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (iii) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark: (i) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (ii) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an

50 entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (iii) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then- current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clause (i) or (ii) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.3 and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with this Section 3.3. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. SECTION 3.4 INDEMNITY. Without prejudice to any other provisions of this Article III and without duplication of any amounts paid by Borrower under Section 3.8, Borrower hereby

51 agrees to indemnify each Bank against any loss or expense that such Bank may sustain or incur as a consequence of (a) any Default by Borrower in payment when due of any amount hereunder in respect of any Term SOFR Loan, or (b) the failure by Borrower to consummate the borrowing of any Term SOFR Loan after making a request therefor, including, but not limited to, any loss of profit, premium or penalty incurred by such Bank in respect of funds borrowed by it for the purpose of making or maintaining such Term SOFR Loan, as determined by such Bank in the exercise of its sole but reasonable discretion. A certificate as to any such loss or expense shall be promptly submitted by such Bank to Borrower and shall, in the absence of manifest error, be conclusive and binding as to the amount thereof. SECTION 3.5 CHANGES IN LAW RENDERING TERM SOFR LOANS UNLAWFUL. If at any time there is a Change in Law, which shall make it unlawful for any Bank to fund any Term SOFR Loan that it is committed to make hereunder with moneys obtained in the eurodollar market, the commitment of such Bank to fund such Term SOFR Loan shall, upon the happening of such event forthwith be suspended for the duration of such illegality, and such Bank shall by written notice to Borrower and Agent declare that its commitment with respect to such Term SOFR Loan has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and such Bank shall similarly notify Borrower and Agent. If any such Change in Law shall make it unlawful for any Bank to continue in effect the funding in the applicable eurodollar market of any Term SOFR Loan previously made by it hereunder, such Bank shall, upon the happening of such event, notify Borrower, Agent and the other Banks thereof in writing stating the reasons therefor, and Borrower shall, on the earlier of (a) the last day of the then current Interest Period or (b) if required by such law, regulation or interpretation, on such date as shall be specified in such notice, either convert such Term SOFR Loan to a Base Rate Loan or prepay such Term SOFR Loan to the Banks in full. Any such prepayment or conversion shall be accompanied by any amount required to be paid pursuant to Sections 3.4 and 3.8 hereof. SECTION 3.6 FUNDING. Each Bank may, but shall not be required to, make Term SOFR Loans hereunder with funds obtained outside the United States. SECTION 3.7 CAPITAL ADEQUACY. If any Bank shall have determined, after the Effective Date, there is a Change in Law regarding capital or liquidity requirements, which has or would have the effect of reducing the rate of return on such Bank’s capital (or the capital of its holding company) as a consequence of its obligations hereunder to a level below that which such Bank (or its holding company) could have achieved but for such adoption, change or compliance (taking into consideration such Bank’s policies or the policies of its holding company with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten (10) days after demand by such Bank (with a copy to Agent), Borrower shall pay to such Bank such additional amount or amounts as shall compensate such Bank (or its holding company) for such reduction. A certificate of any Bank claiming compensation under this Section 3.7 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Failure on the part of any Bank to demand compensation for any reduction in return on capital with respect to any period shall not constitute a waiver of such Bank’s rights to demand compensation for any reduction in return on capital in such period or in any other period. The protection of this Section 3.7 shall be available to each

52 Bank regardless of any possible contention of the invalidity or inapplicability of the law, regulation or other condition that shall have been imposed. SECTION 3.8 BREAKAGE COMPENSATION. Without duplication of any amounts paid by Borrower under Section 3.4, Borrower shall compensate each Bank (including the Swing Line Lender), upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, costs, expenses and liabilities (including, without limitation, any loss, cost, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Term SOFR Loans or Swing Line Loans) which such Bank may sustain in connection with any of the following: (a) if for any reason (other than a default by such Bank or Agent) a borrowing of Term SOFR Loans or Swing Line Loans does not occur on a date specified therefor in a Notice of Loan (whether or not withdrawn by Borrower); (b) if any repayment, prepayment, conversion or continuation of any Term SOFR Loan occurs on a date that is not the last day of an Interest Period applicable thereto; (c) if any prepayment of any of its Term SOFR Loans is not made on any date specified in a notice of prepayment given by Borrower;(d) as a result of an assignment by a Bank of any Term SOFR Loan other than on the last day of the Interest Period applicable thereto pursuant to a request by Borrower pursuant to Section 3.9; or (e) as a consequence of (i) any other default by Borrower to repay or prepay any Term SOFR Loans when required by the terms of this Agreement or (ii) an election made pursuant to Section 3.9. The written request of any Bank setting forth any amount or amounts that such Bank is entitled to receive pursuant to this Section 3.8 shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Bank the amount shown as due on any such request within 10 days after receipt thereof. SECTION 3.9 CHANGE OF LENDING OFFICE; REPLACEMENT OF BANKS. (a) Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 3.1, 3.5 or 3.7 requiring the payment of additional amounts to the Bank, such Bank will, if requested by Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another Applicable Lending Office for any Loans or Commitments affected by such event; provided, however, that such designation is made on such terms that such Bank and its Applicable Lending Office suffer, in the judgment of such Bank, no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Bank in connection with any such designation or assignment. (b) If (i) any Bank requests any compensation, reimbursement or other payment under Section 3.1, 3.5 or 3.7 with respect to such Bank, (ii) Borrower is, or because of a matter in existence as of the date that Borrower is seeking to exercise its rights under this Section 3.9 will be, required to pay any additional amount to any Bank or Governmental Authority pursuant to Section 3.2, or (iii) if any Bank is a Defaulting Bank, then Borrower may, at its sole expense and effort, upon notice to such Bank and Agent, require such Bank to assign and delegate, without recourse (in accordance with the restrictions contained in Section 10.10), all its interests, rights and obligations under this Agreement (other than its existing rights to payments pursuant to Section 3.2) to an Eligible Assignee that shall assume such obligations; provided, however, that (A) Borrower shall

53 have received the prior written consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed, (B) such Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts then payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts, but excluding any breakage compensation), (C) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under Section 3.1 or 3.5 with respect to such Bank, or resulting from any required payments to any Bank or Governmental Authority pursuant to Section 3.2, such assignment will result in a reduction in such compensation, reimbursement or payments and (D) such assignment does not conflict with applicable Law. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. (c) Nothing in this Section 3.9 shall affect or postpone any of the obligations of Borrower or the right of any Bank provided in this Article III. ARTICLE IV. CONDITIONS PRECEDENT The obligation of the Banks to make any Loan and of the Fronting Bank to issue the first Letter of Credit on or after the Effective Date is subject to Borrower satisfying each of the following conditions on or prior to the Effective Date: SECTION 4.1 NOTES. Borrower shall have executed and delivered to each Bank its Revolving Credit Note and Swing Line Note. SECTION 4.2 GUARANTIES OF PAYMENT. Borrower shall have delivered to Agent the Parent Guaranty of Payment and shall have delivered to Agent a Guaranty of Payment executed by each Guarantor of Payment. SECTION 4.3 OFFICER’S CERTIFICATE, RESOLUTIONS, ORGANIZATIONAL DOCUMENTS. Borrower and each Guarantor of Payment shall have delivered to Agent an officer’s certificate certifying the names of the officers of Borrower or such Guarantor of Payment authorized to sign the Loan Documents, together with the true signatures of such officers and certified copies of (a) the resolutions of the board of directors of Borrower and each Guarantor of Payment evidencing approval of the execution and delivery of the Loan Documents and the execution of other Related Writings to which Borrower or such Guarantor of Payment, as the case may be, is a party, and (b) the Organizational Documents of Borrower and each Guarantor of Payment. SECTION 4.4 LEGAL OPINION. Borrower shall have delivered to Agent an opinion of counsel for Borrower and each Guarantor of Payment, in form and substance satisfactory to Agent and the Banks.

54 SECTION 4.5 GOOD STANDING CERTIFICATES. Borrower shall have delivered to Agent a good standing certificate for Borrower and each Guarantor of Payment, issued on or about the Effective Date by the secretaries of state of the jurisdiction of organization of Borrower and each Guarantor of Payment. SECTION 4.6 CLOSING AND LEGAL FEES. Borrower shall have (a) executed and delivered to Agent the Closing Fee Letter and the Agent Fee Letter, (b) paid to Agent, for the pro rata benefit of the Banks, the closing fees agreed to by Borrower, Agent and the Banks set forth in the Closing Fee Letter, (c) paid to Agent, for its sole benefit, the administrative agent fee set forth in the Agent Fee Letter, and (d) paid all legal fees and expenses of Agent in connection with the preparation and negotiation of the Loan Documents. SECTION 4.7 LIEN SEARCHES. Within thirty (30) days of the Effective Date, with respect to the property owned or leased by Borrower and each Guarantor of Payment, Borrower shall have caused to be delivered to each Bank (a) the results of UCC lien searches, satisfactory to Agent and the Banks; and (b) the results of federal and state tax lien and judicial lien searches, satisfactory to Agent and the Banks. SECTION 4.8 NO MATERIAL ADVERSE CHANGE. No material adverse change, in the opinion of Agent, shall have occurred in the financial condition, operations or prospects of the Companies since December 31, 2023. SECTION 4.9 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. (a) No Default or Event of Default shall be continuing and (b) all representations and warranties of the Credit Parties contained herein or in the other Loan Documents shall be true and correct in all material respects (or in the case of any representation and warranty subject to materiality qualifier, true and correct). SECTION 4.10 REQUIRED DOCUMENTATION. Agent shall have received (a) no later than three (3) Business Days prior to the Effective Date, all documentation and other information theretofore requested in writing by it at least five (5) Business Days prior to the Effective Date that is required by regulatory authorities to allow it to comply with the requirements of applicable “know your customer”, Anti-Corruption Laws and Anti-Money Laundering Laws; and (b) a Beneficial Ownership Certification in relation to Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation not less than five (5) Business Days prior to the Effective Date. SECTION 4.11 MISCELLANEOUS. Borrower shall have provided to Agent and the Banks such other items and shall have satisfied such other conditions as may be reasonably required by Agent or the Banks. ARTICLE V. COVENANTS Borrower agrees that so long as the Commitment remains in effect and thereafter until all of the Debt shall have been paid in full, Borrower shall perform and observe, and shall cause each other Company to perform and observe, each of the following provisions:

55 SECTION 5.1 INSURANCE. Each Company shall (a) maintain insurance to such extent and against such hazards and liabilities as is commonly maintained by Persons similarly situated; and (b) within ten (10) days of any Bank’s written request, furnish to such Bank such information about such Company’s insurance as that Bank may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Bank and certified by a Financial Officer of such Company. SECTION 5.2 MONEY OBLIGATIONS. Each Company shall pay in full (a) prior in each case to the date when penalties would attach, all Taxes, assessments and governmental charges and levies (except only those so long as and to the extent that the same shall be contested in good faith by appropriate and timely proceedings and for which adequate reserves have been established in accordance with GAAP) for which it may be or become liable or to which any or all of its properties may be or become subject; (b) all of its wage obligations to its employees in compliance with the Fair Labor Standards Act (29 U.S.C. 206-207) or any comparable provisions; and (c) all of its other obligations calling for the payment of money (except only those so long as and to the extent that the same shall be contested in good faith and for which adequate reserves have been established in accordance with GAAP) before such payment becomes overdue. SECTION 5.3 FINANCIAL STATEMENTS. Borrower shall furnish to each Bank: (a) within fifty (50) days after the end of each of the first three (3) quarter- annual periods of each fiscal year of Borrower, balance sheets of Borrower as of the end of such period and statements of income (loss), stockholders’ equity and cash flow for the quarter and fiscal year to date periods, all prepared on a Consolidated basis, in accordance with GAAP, and in form and detail satisfactory to the Banks and certified by a Financial Officer of Borrower; (b) within one hundred (100) days after the end of each fiscal year of Borrower, an annual audit report of Borrower for that year prepared on a Consolidated basis, in accordance with GAAP, and in form and detail satisfactory to the Banks and certified by an independent public accountant satisfactory to the Banks, which report shall include balance sheets and statements of income (loss), stockholders’ equity and cash-flow for that period; (c) concurrently with the delivery of the financial statements in (a) and (b) above, a Compliance Certificate; in the event that Borrower or any Subsidiary has made an election to measure any financial liability using fair value as to the period covered by any such financial statement, such Compliance Certificate as to such period shall include a reconciliation from GAAP with respect to such election; (d) within one hundred twenty (120) days after the end of each fiscal year of Borrower, annual pro-forma projections (including a balance sheet, income statement and statement of cash flows) of Borrower and its Subsidiaries for the then current fiscal year, to be in form acceptable to Agent; (e) within ten (10) days of any Bank’s written request, such other information about the financial condition, properties and operations of any Company as such Bank may from time to time reasonably request, which information shall be submitted in form and

56 detail satisfactory to such Bank and certified by a Financial Officer of the Company or Companies in question; and (f) promptly after the request by any Bank, all documentation and other information that such Bank reasonably requests in writing in order to comply with its ongoing obligations under applicable “know your customer” rules and regulations, Anti- Money Laundering Laws, including the USA PATRIOT Act and the Beneficial Ownership Regulation. Documents required to be delivered pursuant to this Section 5.3(a) or (b) (to the extent any such documents are included in materials otherwise filed with the SEC) will be deemed to have been delivered hereunder if publicly available on the SEC’s EDGAR Database with respect to Borrower no later than the date specified for delivery of same under subsection (a) or (b), as applicable, above; provided that, (i) Borrower shall notify Agent and each Bank (by facsimile or electronic mail) of the posting of any such documents and, if applicable, provide a link thereto, and (ii) Borrower shall deliver paper copies of such documents to Agent or any Bank upon its request to Borrower to deliver such paper copies. Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request by a Bank for delivery, and each Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. SECTION 5.4 FINANCIAL RECORDS. Each Company shall at all times maintain true and complete records and books of account, including, without limiting the generality of the foregoing, appropriate reserves for possible losses and liabilities, all in accordance with GAAP, and at all reasonable times (during normal business hours and upon notice to such Company) permit the Banks to examine that Company’s books and records and to make excerpts therefrom and transcripts thereof. SECTION 5.5 FRANCHISES. Each Company shall preserve and maintain at all times its existence, rights and franchises, except as otherwise permitted pursuant to Section 5.12 hereof. SECTION 5.6 ERISA COMPLIANCE. No Company shall incur any material accumulated funding deficiency within the meaning of ERISA, or any material liability to the PBGC, established thereunder in connection with any ERISA Plan. Borrower shall furnish to the Banks (a) as soon as possible and in any event within thirty (30) days after any Company knows or has reason to know that any Reportable Event with respect to any ERISA Plan has occurred, a statement of a Financial Officer of such Company, setting forth details as to such Reportable Event and the action that such Company proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC if a copy of such notice is available to such Company, and (b) promptly after receipt thereof a copy of any notice such Company, or any member of the Controlled Group may receive from the PBGC or the Internal Revenue Service with respect to any ERISA Plan administered by such Company; provided, that this latter clause shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service. Borrower shall promptly notify the Banks of any material Taxes assessed, proposed to be assessed or that Borrower has reason to believe may be assessed against a Company by the Internal Revenue Service with respect to any ERISA Plan. As used in this Section 5.6 “material” means the measure of a matter of significance that shall be determined as being an

57 amount equal to five percent (5%) of the Consolidated Net Worth of Borrower. As soon as practicable, and in any event within twenty (20) days, after any Company becomes aware that an ERISA Event has occurred that could reasonably be expected to have a Material Adverse Effect, such Company shall provide the Banks with notice of such ERISA Event with a certificate by a Financial Officer of such Company setting forth the details of the event and the action such Company or another Controlled Group member proposes to take with respect thereto. Borrower shall, at the request of Agent or any Bank, deliver or cause to be delivered to Agent or such Bank, as the case may be, true and correct copies of any documents relating to the ERISA Plan of any Company. SECTION 5.7 FINANCIAL COVENANTS. (a) LEVERAGE RATIO. Borrower shall not suffer or permit at any time the Leverage Ratio to exceed 3.75 to 1.00. the ratio opposite the applicable time period set forth below: Time Period Ratio Fourth Amendment Effective Date through June 30, 2027 4.25 to 1.00 July 1, 2027 through December 31, 2027 4.00 to 1.00 At all times after December 31, 2027 3.75 to 1.00 (b) INTEREST COVERAGE RATIO. Borrower shall not permit at any time the Interest Coverage Ratio to be less than 3.00 to 1.00. Notwithstanding anything contained in this Section 5.7 to the contrary, in the event any Material Indebtedness Agreement of Borrower evidencing Indebtedness in an original principal amount of Five Million Dollars ($5,000,000) or more contains a Leverage Ratio, Interest Coverage Ratio or other financial covenant more restrictive than contained in this Section 5.7 (a “More Restrictive Covenant”), this Agreement shall be deemed to have been amended to include such More Restrictive Covenant (including any amendments thereto that are more restrictive than the initial More Restrictive Covenant) in place of or in addition to the covenants contained herein as of the date such More Restrictive Covenant first became binding on Borrower; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing (i) upon (A) the satisfaction of all Indebtedness evidenced by or incurred pursuant to any such Material Indebtedness Agreement and (B) effective upon the delivery of a Compliance Certificate in accordance with Section 5.3(c) for the period in which such Indebtedness has been satisfied in full, reflecting compliance with such More Restrictive Covenant during such period, any such covenant so incorporated herein shall be deemed deleted and the provisions hereof shall thereupon be those in effect prior to the date such More Restrictive Covenant first became binding on Borrower, (ii) upon (A) the amendment of any More Restrictive Covenant by the holder of such Indebtedness in a manner that is less restrictive, but remains more restrictive than contained in this Section 5.7 as of the date immediately prior to the date such More Restrictive Covenant became effective hereunder (an “Amended More Restrictive Covenant”) and (B) effective upon the delivery of a Compliance Certificate in accordance with Section 5.3(c) for the period in which such Amended More Restrictive

58 Covenant is to become binding on Borrower, reflecting compliance with such More Restrictive Covenant during such period, this Agreement shall be deemed to include such Amended More Restrictive Covenant and the More Restrictive Covenant amended by such Amended More Restrictive Covenant shall be deemed deleted, and (iii) upon (A) the amendment of any More Restrictive Covenant or Amended More Restrictive Covenant in a manner that is less restrictive than contained in this Section 5.7 and (B) effective upon the delivery of a Compliance Certificate in accordance with Section 5.3(c) for the period in which such amendment is to become binding on Borrower, reflecting compliance with such More Restrictive Covenant or Amended More Restrictive Covenant during such period, any such covenant so incorporated herein shall be deemed deleted and the provisions hereof shall thereupon be those in effect prior to the date such More Restrictive Covenant first became binding on Borrower; provided, further and for the avoidance of doubt, (A) this Section 5.7(b) shall apply separately to each More Restrictive Covenant and Amended More Restrictive Covenant contained in a Material Indebtedness Agreement and (B) to the extent any More Restrictive Covenant or Amended More Restrictive Covenant (each a “Subject More Restrictive Covenant”) is deemed amended or deleted pursuant to clauses (i) through (iii) above, the provisions hereof shall thereupon be those in effect as of the date hereof and as amended (including as amended in connection with any other More Restrictive Covenant or Amended More Restrictive Covenant) other than amendments on account of the Subject More Restrictive Covenant. Notwithstanding the foregoing, no amendment to this Agreement pursuant to this clause (b) as the result of any More Restrictive Covenant or Amended More Restrictive Covenant ceasing to be in effect or being deleted, amended or otherwise modified shall cause any covenant or Event of Default in this Agreement to be less restrictive as to Borrower or its Subsidiaries than such covenant or Event of Default as contained in this Agreement as in effect on the date hereof, and as amended other than as the result of the application of the first sentence of this clause (b) originally caused by such More Restrictive Covenant or Amended More Restrictive Covenant in such Material Indebtedness Agreement. SECTION 5.8 BORROWING. No Company shall create, incur or have outstanding any obligation for borrowed money or any Indebtedness of any kind; provided, that this Section 5.8 shall not apply to any of the following (without duplication): (a) the Loans and all other Indebtedness owing by Borrower or any other Credit Party to Agent and the Banks under this Agreement or any other Loan Document; (b) unsecured current Indebtedness (including the funded and/or unfunded reserves for self insurance liabilities, but excluding Indebtedness incurred to a bank or other financial institution customarily engaged in the business of lending money, except as permitted pursuant to subpart (d) below) incurred by the Companies in the ordinary course of business; (c) Indebtedness for Taxes, assessments and governmental charges to the extent that payment thereof shall not be required to be made by Section 5.2(a) hereof; (d) unsecured Indebtedness incurred under lines of credit established by Agent or other financial institutions customarily engaged in the business of lending money; provided, however, that the maximum principal amount of Indebtedness permitted by this

59 subpart (d) shall, when aggregated with the principal amount of any Indebtedness outstanding under Sections 5.8(e) and 5.8(j) hereof, not exceed One Hundred Seventy-Five Million Dollars ($175,000,000) at any time; (e) unsecured Subordinated Indebtedness evidenced by promissory notes issued by Borrower to employees or former employees in partial payment for common shares redeemed by Borrower so long as the aggregate principal amount of such Indebtedness, when aggregated with any Indebtedness outstanding under Sections 5.8(d) and 5.8(j) hereof, does not exceed One Hundred Seventy-Five Million Dollars ($175,000,000) at any time; (f) unsecured intercompany Indebtedness permitted pursuant to Section 5.11(vi); (g) Indebtedness to insurance companies secured by a pledge of the cash surrender value of life insurance policies owned by Borrower or any of its Subsidiaries; provided, however, that the maximum amount of Indebtedness permitted by this subpart (g) shall at no time exceed the cash surrender value of the life insurance policies pledged with respect thereto; (h) unsecured Indebtedness arising pursuant to the deferment of payment of any insurance premiums by Borrower; (i) any (i) loans granted to a Company for the purchase of fixed assets, or (ii) Indebtedness incurred by a Company in connection with any Capital Leases, so long as the aggregate amount of all such loans and Capital Leases for all Companies (excluding Capital Leases between Borrower or a Guarantor of Payment and a Guarantor of Payment) does not exceed Seventy-Five Million Dollars ($75,000,000) at any time; (j) any (i) unsecured Indebtedness of Borrower in an aggregate principal amount outstanding not to exceed Thirty-Five Million Dollars ($35,000,000) and (ii) unsecured Subordinated Indebtedness of Borrower, in each case, incurred to a seller to finance all or part of an Acquisition permitted pursuant to Section 5.13 hereof, so long as the aggregate outstanding amount of all such Indebtedness for all such Acquisitions does not, when aggregated with the principal amount of any Indebtedness outstanding under Sections 5.8(d) and 5.8(e) hereof, exceed One Hundred Seventy-Five Million Dollars ($175,000,000) at any time; (k) unsecured Indebtedness issued pursuant to the Senior Note Purchase Agreements, in, and all guaranties by any Company of such Indebtedness, so long as the aggregate outstanding principal amount of all such Indebtedness, without duplication, does not exceed Two Hundred Fifty Million Dollars ($250,000,000) at any time; (l) Indebtedness incurred under a Permitted Receivables Facility, so long as the aggregate outstanding amount of such Indebtedness does not exceed One Hundred Seventy-Five Million Dollars ($175,000,000) at any time.

60 SECTION 5.9 LIENS. No Company shall create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided that this Section 5.9 shall not apply to the following: (a) Liens for Taxes not yet due or that are being actively contested in good faith by appropriate and timely proceedings and for which adequate reserves have been established in accordance with GAAP; (b) other statutory Liens incidental to the conduct of its business or the ownership of its property and assets that (i) were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and (ii) do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (c) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to Borrower or a Guarantor of Payment; (d) purchase money Liens on fixed assets securing the loans or Capital Leases pursuant to Section 5.8(i) hereof, provided that such Lien is limited to the purchase price and only attaches to the property being acquired; (e) Liens on life insurance policies arising from the pledging of the cash surrender value of life insurance policies securing Indebtedness, provided, however, that such Liens shall not extend to any other property or assets of any Company; (f) minor title defects, Liens or encumbrances consisting of minor survey exceptions or encumbrances including easements or rights-of-way for sewers, water lines, utility lines and other similar purposes, and zoning or other restrictions as to the use of real property, which title defects, Liens and encumbrances do not, in the aggregate, materially impair the use of such real property in the operation of Borrower’s activities and business; (g) in addition to Liens permitted pursuant to subparts (a) through (f) above, such other statutory or consensual Liens (other than a Lien as a result of an ERISA Event) as may from time to time arise or be created; provided, however, that the aggregate principal amount secured by all such Liens shall not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000) at any time; (h) Liens on Receivables Related Assets granted in connection with Indebtedness permitted under Section 5.8(l); (i) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into in the ordinary course of business; and (j) Liens incurred on cash in the Insurance Subsidiary’s account to secure insurance obligations to Old Republic in lieu of letters of credit. No Company shall enter into any contract or agreement (other than an Incremental Revolving

61 Credit Assumption Agreement or a Term Loan Assumption Agreement) that would prohibit Agent or the Banks from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of a Company; provided, however, that nothing herein contained shall be deemed or construed to prohibit Agent or any of the Banks, as the case may be, from entering into a sharing or intercreditor agreement in commercially customary form under which any such security interest, mortgage or other Lien on, or collateral assignment of, any such property or assets of a Company shall be shared equally and ratably between and among Agent, each of the Banks, as the case may be, and the holders of the Notes issued and outstanding under the Senior Note Purchase Agreements. Notwithstanding the foregoing, Borrower shall not, and shall not permit any of its Subsidiaries to, secure pursuant to this Section 5.9 any Indebtedness outstanding under or pursuant to any Material Indebtedness Agreement (other than pursuant to a Permitted Receivables Facility) unless and until the Obligations (and any Guaranty of Payment delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to Agent in substance and in form, including an intercreditor agreement and opinions of counsel to Borrower and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to Agent. SECTION 5.10 REGULATIONS U AND X. No Company shall take any action that would result in any non-compliance of the Loans with Regulations U and X of the Board of Governors of the Federal Reserve System. SECTION 5.11 INVESTMENTS AND LOANS. No Company shall (a) create, acquire or hold any Subsidiary, (b) make or hold any investment in any stocks, bonds or securities of any kind, (c) be or become a party to any joint venture or other partnership without the prior written consent of Agent and the Required Banks, (d) make or keep outstanding any advance or loan to any Person, or (e) be or become a Guarantor of any kind, except guarantees only for Indebtedness of the Companies incurred or permitted pursuant to this Agreement; provided, that this Section 5.11 shall not apply to: (i) any endorsement of a check or other medium of payment for deposit or collection through normal banking channels or similar transaction in the normal course of business; (ii) any investment in direct obligations of the United States of America or in certificates of deposit issued by a member bank of the Federal Reserve System; (iii) any investment in commercial paper or securities that at the time of such investment is assigned the highest quality rating in accordance with the rating systems employed by either Moody’s or Standard & Poor’s; (iv) the (x) holding of Subsidiaries listed on Schedule 6.1 attached hereto and made a part hereof, (y) creation or formation of Subsidiaries after the First Amendment Effective Date and the holding of each such Subsidiary so long as each such Subsidiary becomes a Guarantor of Payment if required pursuant to Section 5.21 hereof and the Borrower delivers an updated Schedule 6.1 concurrently with

62 the creation or formation of each such Subsidiary and (z) initial investment in and holding of a Receivables Subsidiary; (v) loans or advances made by the Companies to The Davey Foundation so long as the aggregate amount of all such loans and advances made by the Companies does not exceed Two Million Dollars ($2,000,000) at any time; (vi) unsecured intercompany Indebtedness (w) owed by any Credit Party to another Credit Party, (x) owed by any Credit Party to any wholly-owned, non- Credit Party Subsidiary (other than any Receivables Subsidiary) in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000) when combined with the aggregate amount under clause (z) below (provided that, upon the request of Agent in its reasonable discretion, such Indebtedness shall be subordinated to the Obligations pursuant to the terms and conditions of the Intercompany Agreement), (y) owed by any non-Credit Party to any other non-Credit Party; and (z) owed by any wholly-owned, non-Credit Party to any Credit Party in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000) when combined with the aggregate amount under clause (x) above; (vii) loans or advances made by the Companies to the respective employees of the Companies in the ordinary course of business so long as the aggregate principal amount of all such loans and advances does not exceed Two Million Dollars ($2,000,000) at any time; (viii) voluntary contributions in excess of mandatory matching contributions made by the Companies to the Davey ESOT so long as the aggregate amount of all such contributions made during any fiscal year of Borrower does not exceed Two Million Dollars ($2,000,000); (ix) Sales, contributions or transfers of assets and/or Acquisitions made by the Companies pursuant to Section 5.12(b) or Section 5.13 hereof, and the creation of Subsidiaries in connection therewith and/or for the purposes of managing Tax and/or regulatory matters so long as each such Subsidiary becomes a Guarantor of Payment if required pursuant to Section 5.21 hereof; (x) loans or advances made by Borrower to, or investments made by Borrower in, Davey Tree Expert Co., of Canada, Limited in the ordinary course of Borrower’s business; (xi) purchases or investments made by Borrower in securities or joint ventures, or loans made by Borrower, not otherwise in compliance with this Section 5.11, provided that the aggregate amount of all such purchases, investments and loans for made by Borrower does not exceed Ten Million Dollars ($10,000,000) at any time; (xii) (A) the obligations of Borrower pursuant to the Parent Guaranty of Payment, and (B) investments by Borrower in the Insurance Subsidiary in an aggregate amount not to exceed Seventy Million Dollars ($70,000,000), provided

63 that insurance premiums paid by any Company to the Insurance Subsidiary in the ordinary course of business shall not constitute investments under this Section 5.11; and (xiii) loans made by a Company to the Receivables Subsidiary to pay the residual purchase price for Receivables Related Assets. SECTION 5.12 MERGER AND SALE OF ASSETS. No Company shall merge or consolidate with any other Person, or sell, lease or transfer or otherwise dispose of any assets to any Person other than in the ordinary course of business, except that, if no Default or Event of Default shall then exist or immediately thereafter shall begin to exist: (a) any Subsidiary may merge or consolidate with (i) Borrower (provided that Borrower shall be the continuing or surviving Person) or (ii) any one or more Guarantors of Payment, provided that either (A) the continuing or surviving Person shall be a wholly- owned Subsidiary that is a Guarantor of Payment, or (B) after giving effect to any merger pursuant to this sub-clause (ii), Borrower and/or one or more wholly-owned Subsidiaries that are Guarantors of Payment shall own not less than the same percentage of the outstanding Voting Power of the continuing or surviving Person as Borrower and/or one or more wholly-owned Subsidiaries (that are Guarantors of Payment) owned of the merged Subsidiary immediately prior to such merger, or (b) Borrower or any Subsidiary may sell, lease, contribute, transfer or otherwise dispose of any of its assets to (i) Borrower (in the case of sales, leases, contributions, transfers or other dispositions by any Subsidiary), (ii) any wholly-owned Subsidiary that is a Guarantor of Payment, (iii) a Receivables Subsidiary (provided that such sales, leases, contributions, transfers or other dispositions are limited to Receivables Related Assets) or (iv) any Guarantor of Payment, of which Borrower and/or one or more wholly-owned Subsidiaries, that are Guarantors of Payment, shall own not less than the same percentage of Voting Power as Borrower and/or one or more wholly-owned Subsidiaries (that are Guarantors of Payment) then own of the Subsidiary making such sale, lease, contribution, transfer or other disposition. SECTION 5.13 ACQUISITIONS. Without the prior written consent of Agent and the Required Banks, no Company shall effect an Acquisition except (i) any Acquisition (a) disclosed by any Company to Agent in writing and disclosed by Agent to the other Banks in writing, in each case, prior to the Fourth Amendment Effective Date, (b) for which any Company executed a letter of intent prior to the Fourth Amendment Effective Date and (c) which otherwise would have complied with this Section 5.13 as in effect immediately prior to the Fourth Amendment Effective Date and (ii) any Company may effect an Acquisition so long as (a) with respect to a merger or consolidation involving Borrower or a Guarantor of Payment, Borrower or such Guarantor of Payment is the surviving entity; (b) the business to be acquired is similar to the lines of business of the Companies; (c) the Person to be acquired is organized under the laws of the United States; (d) no Default or Event of Default exists and the Companies are in full compliance with the Loan Documents in each case both prior to and subsequent to the transaction; (e) the Company (other than Borrower or any Guarantor of Payment) effecting the Acquisition and the Person or Persons acquired in connection with any such Acquisition shall become a Guarantor of Payment pursuant to Section 5.21 to the extent required by Section 5.21; (f) in the case of any Acquisition in which

64 the total aggregate consideration to be paid pursuant to such Acquisition is in excess of five percent (5%) of Total Assets as of the end of the most recent fiscal quarter of Borrower for which financial statements have been delivered to Agent pursuant to Section 5.3(a) or (b) (whichever was most recently delivered to Agent), Borrower shall provide to Agent and the Banks, at least thirty (30) days prior to such Acquisition, historical financial statements of the target entity and a pro forma financial statement of the Companies accompanied by a certificate of a Financial Officer of Borrower which shows compliance with the requirements in this Section 5.13; (g) in the case of an Acquisition in which, both before and after the proposed Acquisition, Borrower has a pro forma Leverage Ratio of greater than or equal to 1.50 to 1.00, liquidity is greater than or equal to Twenty Million Dollars ($20,000,000); and (h) the pro forma Leverage Ratio before and immediately after giving effect to the proposed Acquisition complies with Section 5.7(a)is less than 3.25 to 1.00; provided that to the extent the Leverage Ratio on any date of determination (including after giving pro forma effect to any proposed Acquisition) is greater than or equal to 3.00 to 1.00 but less than 3.25 to 1.00, the aggregate consideration paid for all Acquisitions during the twelve month period immediately preceding such date of determination shall not exceed Ten Million Dollars ($10,000,000); provided, further that to the extent the Leverage Ratio on any date of determination (including after giving pro forma effect to any proposed Acquisition) is less than 3.00 to 1.00, the aggregate consideration paid for all Acquisitions shall not be subject to any such restriction. For purposes of this Section 5.13, “liquidity” shall mean, as of any date of determination, all unrestricted cash and Cash Equivalents of Borrower, the Guarantors of Payment (excluding any Foreign Subsidiaries) and the Insurance Subsidiary plus the aggregate unused amount of the Revolving Credit Commitment (but not in excess of the maximum amount that could be borrowed by Borrower without exceeding the maximum Leverage Ratio pursuant to Section 5.7(a) hereof. SECTION 5.14 RESTRICTED PAYMENTS. No Company shall, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (a) Borrower and its Subsidiaries may make unlimited Restricted Payments, so long as (i) no Event of Default has occurred and is continuing and (ii) Borrower has a pro forma Leverage Ratio, after giving effect to such Restricted Payment, of less than or equal to 2.75 to 1.00; provided that for the purposes of calculating compliance with respect to clause (ii) above, (A) if, as of the date of such Restricted Payment, Borrower has delivered a Compliance Certificate pursuant to Section 5.3(c) for the immediately preceding fiscal quarter, then compliance on a pro forma basis shall be based on the most recently delivered Compliance Certificate, and (B) if, as of the date of such Restricted Payment, Borrower has not delivered a Compliance Certificate pursuant to Section 5.3(c) for the immediately preceding fiscal quarter, then Borrower shall deliver a Compliance Certificate in the form of Exhibit D, based on the financial statements most recently delivered pursuant to Section 5.3(a) or Section 5.3(b), substantially simultaneously with the making of such Restricted Payment, and compliance on a pro forma basis shall be based on such Compliance Certificate; and (b) If Borrower has a pro forma Leverage Ratio, after giving effect to the items described in clauses (i) and (ii) below, of greater than 2.75 to 1.00, then Borrower and its Subsidiaries may, so long as no Event of Default has occurred and is continuing, effect (i) unlimited mandatory repurchases, redemptions, acquisitions, cancellations or other retirement for value of the Equity Interests in Borrower or its Subsidiaries or to effect the

65 termination of options to purchase Equity Interests of Borrower, in each instance, held by former or current directors, officers and employees (or their estates, spouses or former spouses) of Borrower or any Credit Party upon their death, disability, retirement or termination of employment and (ii) voluntary repurchases, redemptions, acquisitions, cancellations or other retirement for value of the Equity Interests in Borrower or its Subsidiaries or to effect the termination of options to purchase Equity Interests of Borrower, in each instance, held by former or current directors, officers and employees (or their estates, spouses or former spouses) of Borrower or any Credit Party upon their death, disability, retirement or termination of employment for a maximum cash consideration not to exceed ThirtyFour Million Dollars ($30,000,0004,000,000) in any fiscal year. SECTION 5.15 NOTICE. Borrower shall cause a Financial Officer of Borrower to promptly notify Agent and the Banks whenever any Default or Event of Default may occur hereunder or any representation or warranty made in Article VI hereof or elsewhere in this Agreement or in any Related Writing may for any reason cease in any material respect to be true and complete. SECTION 5.16 ENVIRONMENTAL COMPLIANCE. Each Company shall comply in all material respects with any and all applicable Environmental Laws including, without limitation, all applicable Environmental Laws in jurisdictions in which any Company owns or operates a facility or site, arranges for disposal or treatment of hazardous substances, solid waste or other wastes, accepts for transport any hazardous substances, solid waste or other wastes or holds any interest in real property or otherwise. Borrower shall furnish to the Banks, promptly after receipt thereof, a copy of any notice any Company may receive from any Governmental Authority, private Person or otherwise that any material litigation or proceeding pertaining to any environmental, health or safety matter has been filed or is threatened against such Company, any real property in which such Company holds any interest or any past or present operation of such Company. No Company shall allow the release or disposal of any material amount of hazardous waste, solid waste or other wastes on, under or to any real property in which any Company holds any interest or performs any of its operations, in violation of any applicable Environmental Law. With respect to any violation by any Company of any applicable Environmental Law existing on the Effective Date or, so long as Borrower shall have provided notice to Agent, any violation by any Company of any applicable Environmental Law that arises after the Effective Date, such Company shall comply in all material respects with any consent order or other remediation plan. As used in this Section 5.16, “litigation or proceeding” means any demand, claim, notice, suit, suit in equity action, administrative action, investigation or inquiry whether brought by any Governmental Authority, private Person or otherwise. Borrower shall defend, indemnify and hold Agent and the Banks harmless against all costs, expenses, claims, damages, penalties and liabilities of every kind or nature whatsoever (including reasonable attorneys’ fees) arising out of or resulting from the noncompliance of any Company with any Environmental Law. Such indemnification shall survive any termination of this Agreement. SECTION 5.17 AFFILIATE TRANSACTIONS. No Company shall, or shall permit any Subsidiary to, directly or indirectly, enter into or permit to exist any material transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of a Company on terms that are less favorable to such Company or such Subsidiary, as the case may be, than those that might be obtained at the time in

66 a transaction with a non-Affiliate; provided, however, that the foregoing shall not prohibit the payment of customary and reasonable directors’ fees to directors who are not employees of a Company or any Affiliate of a Company or any transaction permitted under Section 5.11, 5.12, 5.13 or 5.14. SECTION 5.18 USE OF PROCEEDS. Borrower’s use of the proceeds of the Notes shall be solely for refinancing the Existing Credit Agreement, working capital, capital expenditures and other general corporate purposes of Borrower and its Subsidiaries. Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti- Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any other manner that would result in a violation of any Sanctions applicable to any party hereto. SECTION 5.19 CORPORATE NAMES. No Company shall change its corporate name, unless, in each case, Borrower shall provide each Bank with ten (10) days prior written notice thereof. SECTION 5.20 MANAGEMENT AGREEMENTS. No Company shall make or enter into any so-called management agreement whereby management, supervision or control of its business, or any of the principal functions of any Company shall be delegated to any Person other than its duly elected Board of Directors. SECTION 5.21 SUBSIDIARY GUARANTIES. Each Subsidiary (other than a Receivables Subsidiary) of a Company created, acquired or held subsequent to the Effective Date shall immediately execute and deliver to Agent a Guaranty of Payment of all of the Debt, such agreement to be in form and substance acceptable to Agent and the Required Banks, along with such corporate governance and authorization documents and an opinion of counsel as may be deemed necessary or advisable by Agent and the Required Banks; provided, however, that (a) the Insurance Subsidiary shall not be required to execute and deliver a Guaranty of Payment, (b) a Subsidiary shall not be required to execute and deliver a Guaranty of Payment if it is not a Material Subsidiary and (c) a Foreign Subsidiary shall not be required to execute and deliver a Guaranty of Payment to the extent that such Guaranty of Payment will result in material adverse tax consequences for Borrower or any U.S. Subsidiary as determined by Borrower in consultation with Agent. In the event that any Person becomes a Material Subsidiary at any time, Borrower shall provide Agent and the Banks with prompt written notice thereof. SECTION 5.22 KEEPWELL. Borrower, to the extent it is a Qualified ECP Guarantor, hereby, and each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by a Guarantor of Payment to honor all of its obligations under any Guaranty of Payment in respect of Designated Hedge Agreements (provided, however, that Borrower and each Qualified ECP Guarantor shall only be liable under this Section 5.22 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5.22, or otherwise under any Guaranty of Payment, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Company under this Section 5.22 shall remain in full force and effect until

67 payment in full of all of the Obligations and the termination of the Commitments hereunder. Borrower and each Qualified ECP Guarantor intends that this Section 5.22 constitute, and this Section 5.22 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. SECTION 5.23 SANCTIONS, ANTI-MONEY LAUNDERING AND ANTI- CORRUPTION COMPLIANCE. Borrower shall ensure that each Credit Party has implemented or, shall implement within a reasonable amount of time, and maintain in effect policies and procedures intended to ensure compliance in all material respects by such Credit Party and its directors, officers, employees and agents over whom such Credit Party has control, with applicable Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions. SECTION 5.24 MAINTENANCE OF PROPERTIES. Borrower will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 5.24 shall not prevent Borrower or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and Borrower has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 5.25 POST-CLOSING COVENANT. Within forty-five (45) days following the Effective Date (or such later date as Agent may agree in its sole discretion), Borrower shall deliver to Agent evidence satisfactory to Agent that: (a) the following state tax liens filed against Borrower as debtor, in favor of Ohio Department of Jobs and Family Services, with filing numbers 202307612, 202308312 and 202408022, have been terminated; (b) the state tax lien filed against DRG as debtor, in favor of Ohio Department of Jobs and Family Services, with filing number 202408023, has been terminated; (c) the UCC-1 financing statement filed against DTSC as debtor, in favor of Vermeer Corporation, as secured party, with filing number 20240563922, has been terminated by the filing of a UCC-3 termination statement with the Delaware Secretary of State; and (d) the UCC-1 financing statement filed against DTSC as debtor, in favor of Les Schwab Warehouse Center, Inc., as secured party, with filing number 20242868626, has been terminated by the filing of a UCC-3 termination statement with the Delaware Secretary of State. ARTICLE VI. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants that the statements set forth in this Article VI are true, correct

68 and complete. SECTION 6.1 CORPORATE EXISTENCE; SUBSIDIARIES; FOREIGN QUALIFICATION. Each Company is a corporation, limited liability company or partnership duly organized, validly existing, and in good standing (or its equivalent) under the laws of its jurisdiction of organization and is duly qualified and authorized to do business and is in good standing as a foreign corporation, limited liability company or partnership in the jurisdictions where the character of its property or its business activities makes such qualification necessary, except where the failure to so qualify will not cause or result in a Material Adverse Effect. Schedule 6.1 hereto sets forth, as of the Effective Date, each Subsidiary of Borrower, its jurisdiction of organization, the location of its chief executive offices, its principal place of business and the jurisdictions where it is qualified as a foreign corporation, limited liability company or partnership. Borrower owns directly or indirectly all of the Equity Interests of each of its Subsidiaries. SECTION 6.2 CORPORATE AUTHORITY. Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver the Loan Documents to which it is a party and to perform and observe the provisions of the Loan Documents. The Loan Documents to which Borrower is a party have been duly authorized and approved by Borrower’s Board of Directors and are the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. The execution, delivery and performance of the Loan Documents will not conflict with nor result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (other than Liens permitted under Section 5.9 of this Agreement) upon any assets or property of Borrower under the provisions of, Borrower’s Organizational Documents or any agreement. SECTION 6.3 COMPLIANCE WITH LAWS. Each Company: (a) holds all material permits, certificates, licenses, orders, registrations, franchises, authorizations, and other approvals from federal, state, local, and foreign governmental and regulatory bodies necessary for the conduct of its business and is in compliance with all applicable Laws relating thereto; (b) is in compliance with all applicable Laws except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and (c) is not in violation of or in default under any material agreement to which it is a party or by which its assets are subject or bound. SECTION 6.4 LITIGATION AND ADMINISTRATIVE PROCEEDINGS. Except as disclosed on Schedule 6.4 hereto, to the best of Borrower’s knowledge, there are (a) no lawsuits, actions, investigations, or other proceedings pending or threatened against any Company, or in respect of which any Company may have any liability, in any court or before any Governmental Authority, arbitration board, or other tribunal, (b) no orders, writs, injunctions, judgments, or decrees of any court or government agency or instrumentality to which any Company is a party or by which the property or assets of any Company are bound, and (c) no grievances, disputes, or controversies outstanding with any union or other organization of the employees of any Company, or threats of work stoppage, strike, or pending demands for collective bargaining, which, as to

69 subsections (a) through (c) above, would reasonably be expected to have a material adverse effect on the business, operation or condition (financial or otherwise) of the Companies taken as a whole. SECTION 6.5 TITLE TO ASSETS. Each Company has good title to and ownership of all property it purports to own, which property is free and clear of all Liens, except those permitted under Section 5.9 hereof. SECTION 6.6 LIENS AND SECURITY INTERESTS. On and after the Effective Date, except for Liens and financing statements permitted pursuant to Section 5.9 hereof, (a) there is no financing statement outstanding covering any personal property of any Company; (b) there is no mortgage outstanding covering any real property of any Company; and (c) no real or personal property of any Company is subject to any security interest or Lien of any kind. No Company has entered into any contract or agreement that exists on or after the Effective Date that would prohibit Agent or the Banks from acquiring a security interest, mortgage or other Lien on, or a collateral assignment of, any of the property or assets of any Company, other than restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted hereunder, so long as such restrictions or conditions apply only to the property or assets securing such Indebtedness. SECTION 6.7 TAX RETURNS. All federal, state and local Tax returns and other reports required by law to be filed in respect of the income, business, properties and employees of each Company have been filed and all Taxes, assessments, fees and other governmental charges that are due and payable have been paid, except for (a) those being contested in good faith by appropriate and timely proceedings or (b) where the failure to do so does not and will not cause or result in a Material Adverse Effect. The provision for taxes on the books of each Company is adequate for all years not closed by applicable statutes and for the current fiscal year. SECTION 6.8 ENVIRONMENTAL LAWS. Each Company is in material compliance with any and all applicable Environmental Laws, including, without limitation, all applicable Environmental Laws in all jurisdictions in which any Company owns or operates, or has owned or operated, a facility or site, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other wastes, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. No material litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best knowledge of each Company, threatened, against any Company, any real property in which any Company holds or has held an interest or any past or present operation of any Company. No release, threatened release or disposal of any material amount of hazardous waste, solid waste or other wastes is occurring, or has occurred (other than those that are currently being cleaned up in accordance with applicable Environmental Laws), on, under or to any real property in which any Company holds any interest or performs any of its operations, in violation of any Environmental Law. As used in this Section 6.8, “litigation or proceeding” means any demand, claim, notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by any Governmental Authority, private Person or otherwise. SECTION 6.9 CONTINUED BUSINESS. There exists no actual, pending, or, to Borrower’s knowledge, any threatened termination, cancellation or limitation of, or any modification or change in the business relationship of any Company and any customer or supplier, or any group of customers or suppliers, whose purchases or supplies, if terminated, cancelled or

70 limited would have a Material Adverse Effect, and there exists no present condition or state of facts or circumstances that would materially affect adversely any Company in any respect or prevent a Company from conducting such business or the transactions contemplated by this Agreement in substantially the same manner in which it was previously conducted. SECTION 6.10 EMPLOYEE BENEFITS PLANS. Schedule 6.10 hereto identifies each ERISA Plan. Since the Effective Date, no ERISA Event has occurred or is expected to occur with respect to an ERISA Plan that could reasonably be expected to have a Material Adverse Effect. Full payment has been made of all amounts which a Controlled Group member is required, under applicable Law or under the governing documents, to have been paid as a contribution to or a benefit under each ERISA Plan. The liability of each Controlled Group member with respect to each ERISA Plan has been funded based upon reasonable and proper actuarial assumptions and in accordance with applicable Law, has been fully insured, or has been fully reserved for on its financial statements. No changes have occurred or are expected to occur that would cause a material increase in the cost of providing benefits under the ERISA Plan that could reasonably be expected to have a Material Adverse Effect. With respect to each ERISA Plan that is intended to be qualified under Code Section 401(a): (a) the ERISA Plan and any associated trust operationally comply with the applicable requirements of Code Section 401(a), (b) the ERISA Plan and any associated trust have been amended to comply with all such requirements as currently in effect, other than those requirements for which a retroactive amendment can be made within the “remedial amendment period” available under Code Section 401(b) (as extended under Treasury Regulations and other pronouncements upon which taxpayers may rely), (c) the ERISA Plan and any associated trust have received a favorable determination letter from the Internal Revenue Service stating that the ERISA Plan qualifies under Code Section 401(a), that the associated trust qualifies under Code Section 501(a) and, if applicable, that any employee stock ownership plan under the ERISA Plan qualifies under Code Section 4975(e)(7), unless the ERISA Plan was first adopted at a time for which the above-described “remedial amendment period” has not yet expired, (d) the ERISA Plan currently satisfies the requirements of Code Section 410(b), without regard to any retroactive amendment that may be made within the above-described “remedial amendment period”, and (e) no contribution made to the ERISA Plan is subject to an excise tax under Code Section 4972. With respect to all Pension Plans, the aggregate “accumulated benefit obligation” of Controlled Group members with respect to such Pension Plans (as determined in accordance with Statement of Accounting Standards No. 87, “Employers’ Accounting for Pensions”) does not exceed the aggregate fair market value of all Pension Plan assets by more than 15% of Consolidated Net Worth. If all Controlled Group members withdrew from all Multiemployer Plans in a “complete withdrawal” (within the meaning of ERISA Section 4203) such withdrawal would not reasonably be expected to result in a Material Adverse Effect. SECTION 6.11 CONSENTS OR APPROVALS. No consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person is required to be obtained or completed by Borrower in connection with the execution, delivery or performance of any of the Loan Documents, that has not already been obtained or completed. SECTION 6.12 SOLVENCY. Borrower has received consideration that is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to the Banks. Borrower is not insolvent as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of the Loan Documents to Agent and the

71 Banks. Borrower is not engaged or about to engage in any business or transaction for which the assets retained by it are or will be an unreasonably small amount of capital, taking into consideration the obligations to Agent and the Banks incurred hereunder. Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. SECTION 6.13 FINANCIAL STATEMENTS. The audited Consolidated financial statements of Borrower for the fiscal year ended December 31, 2023, and the unaudited Consolidated interim financial statements of Borrower for the fiscal quarter ended March 31, 2024, furnished to Agent and the Banks, are true and complete, have been prepared in accordance with GAAP, and fairly present the Companies’ financial condition as of the date of such financial statements and the results of their operations for the periods then ending. Since the date of such statements, there has been no material adverse change in any Company’s financial condition, properties or business nor any material change in any Company’s accounting procedures. SECTION 6.14 REGULATIONS. Borrower is not engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States of America). Neither the granting of any Loan (or any conversion thereof) nor the use of the proceeds of any Loan will violate, or be inconsistent with, the provisions of Regulation U or X of said Board of Governors. SECTION 6.15 INTELLECTUAL PROPERTY. Each Company owns, possesses, or has the right to use all of the patents, patent applications, trademarks, service marks, copyrights, licenses, and rights with respect to the foregoing necessary for the conduct of its business without any known conflict with the rights of others. SECTION 6.16 INSURANCE. Each Company maintains with financially sound and reputable insurers insurance with coverage and limits as required by law and as is customary with persons engaged in the same businesses as the Companies. SECTION 6.17 ACCURATE AND COMPLETE STATEMENTS. Neither the Loan Documents nor any written statement made by any Company in connection with any of the Loan Documents contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or in the Loan Documents not misleading; provided, that with respect to projected financial information, Borrower represents only that such information was prepared in good faith based upon assumptions believed by Borrower to be reasonable at the time. After due inquiry by Borrower, there is no known fact that any Company has not disclosed to Agent and the Banks that has or would have a Material Adverse Effect. SECTION 6.18 DEFAULTS. No Default or Event of Default exists hereunder, nor will any begin to exist immediately after the execution and delivery hereof. SECTION 6.19 ANTI-MONEY LAUNDERING LAW, ANTI-CORRUPTION LAW AND SANCTIONS COMPLIANCE. Each Credit Party and each Subsidiary of each Credit Party has implemented and maintains in effect reasonable controls designed to promote and achieve compliance in all material respects by each Credit Party and each Subsidiary of each Credit Party and their respective directors, officers, employees and agents with applicable Anti- Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions; and each

72 Credit Party and each Subsidiary of each Credit Party and the respective officers, directors, employees, and, to the knowledge of each Credit Party and each Subsidiary of each Credit Party, the agents of such Credit Party or such Subsidiary, are in compliance in all material respects with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions. None of the Credit Parties, the Subsidiaries of any Credit Party or, any of their respective directors, officers, employees or, to the knowledge of Borrower, any other Person to the extent acting on behalf of any Credit Party or any Subsidiary of a Credit Party in any capacity in connection with or benefiting from the credit facility established hereby, is a Sanctioned Person. No part of the proceeds of any Loan will be used directly or indirectly by Borrower or any of its Subsidiaries in violation of Section 5.18. SECTION 6.20 INVESTMENT COMPANY STATUS. No Credit Party or Subsidiary of any Credit Party is required to register as an “investment company” under the Investment Company Act. ARTICLE VII. EVENTS OF DEFAULT Each of the following shall constitute an Event of Default hereunder: SECTION 7.1 PAYMENTS. If (a) the interest on any Note or any commitment or other fee shall not be paid in full punctually when due and payable or within five (5) days thereafter, or (b) the principal of any Note shall not be paid in full punctually when due and payable. SECTION 7.2 SPECIAL COVENANTS. If any Company or any Obligor shall fail or omit to perform and observe Sections 5.3(a) through (d), 5.7, 5.8, 5.9, 5.11, 5.12, 5.13, 5.18 or 5.23 hereof. SECTION 7.3 OTHER COVENANTS. If any Company or any Obligor shall fail or omit to perform and observe any agreement or other provision (other than those referred to in Section 7.1 or 7.2 hereof) contained or referred to in this Agreement or any Related Writing that is on such Company’s or Obligor’s part, as the case may be, to be complied with, and that Default shall not have been fully corrected within thirty (30) days after the giving of written notice thereof to Borrower by Agent or any Bank that the specified Default is to be remedied. SECTION 7.4 REPRESENTATIONS AND WARRANTIES. If any representation, warranty or statement made in or pursuant to this Agreement or any Related Writing or any other material information furnished by any Company or any Obligor to the Banks or any thereof or any other holder of any Note, shall be false or erroneous; provided that any information furnished in connection with Section 6.19 shall not be subject to a materiality qualifier. SECTION 7.5 CROSS DEFAULT. If any Company or any Obligor shall default (a) in the payment of principal, interest or fees due and owing with respect to any Material Indebtedness Agreement beyond any period of grace provided with respect thereto, (b) in the performance or observance of any other agreement, term or condition contained in any Material Indebtedness Agreement, if the effect of such default is to allow the acceleration of the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its

73 stated maturity, or (c) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (i) Borrower or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment with respect to any Material Indebtedness Agreement, or (ii) one or more Persons have the right to require Borrower or any Subsidiary so to purchase or repay such Indebtedness. SECTION 7.6 ERISA DEFAULT. The occurrence of one or more ERISA Events that (a) the Required Banks determine could reasonably be expected to have a Material Adverse Effect, or (b) results in a Lien on any of the assets of any Company in excess, for all such Liens, of Five Hundred Thousand Dollars ($500,000). SECTION 7.7 CHANGE IN CONTROL. If any Change in Control shall occur. SECTION 7.8 MONEY JUDGMENT. A final judgment or order for the payment of money shall be rendered against any Company or any Obligor by a court of competent jurisdiction, that remains unpaid or unstayed and undischarged for a period (during which execution shall not be effectively stayed) of thirty (30) days after the date on which the right to appeal has expired, provided that the aggregate of all such judgments for all such Companies and Obligors shall exceed Fifteen Million Dollars ($15,000,000), to the extent not covered by independent third party insurance as to which the insurer has been notified of such judgment or order and does not deny or fail to confirm coverage. SECTION 7.9 MATERIAL ADVERSE CHANGE. There shall have occurred any condition or event that Agent or the Required Banks determine has or is reasonably likely to have a Material Adverse Effect or a material adverse effect on the rights and remedies of Agent or the Banks under the Loan Documents or the ability of Borrower or any of its Subsidiaries to perform their respective obligations under the Loan Documents. Notwithstanding the foregoing, a write down in equity of up to Twelve Million Dollars ($12,000,000) due to Financial Accounting Standards Board changes to pension accounting shall not constitute a Material Adverse Effect. SECTION 7.10 VALIDITY OF LOAN DOCUMENTS. (a) Any material provision of any Loan Document shall at any time for any reason cease to be valid and binding and enforceable against Borrower or any Guarantor of Payment; (b) the validity, binding effect or enforceability of any Loan Document against Borrower or any Guarantor of Payment shall be contested by any Company or any other Obligor; (c) Borrower or any Guarantor of Payment shall deny that it has any or further liability or obligation thereunder; or (d) any Loan Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to Agent and the Banks the benefits purported to be created thereby. SECTION 7.11 SOLVENCY. If Borrower or any Guarantor of Payment shall (a) discontinue business, (b) generally not pay its debts as such debts become due, (c) make a general assignment for the benefit of creditors, (d) apply for or consent to the appointment of a receiver, a custodian, a trustee, an interim trustee or liquidator of all or a substantial part of its assets, (e) be adjudicated a debtor or have entered against it an order for relief under Title 11 of the United States Code, as the same may be amended from time to time, (f) file a voluntary petition in bankruptcy, have an involuntary proceeding filed against it and the same shall continue undismissed for a period of thirty (30) days from commencement of such proceeding or case, or

74 file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, (g) suffer or permit to continue unstayed and in effect for thirty (30) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator of all or a substantial part of its assets, or (h) take, or omit to take, any action in order thereby to effect any of the foregoing. ARTICLE VIII. REMEDIES UPON DEFAULT Notwithstanding any contrary provision or inference herein or elsewhere, SECTION 8.1 OPTIONAL DEFAULTS. If any Event of Default referred to in Section 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9 or 7.10 hereof shall occur, Agent may, with the consent of the Required Banks, and shall, at the request of the Required Banks, give written notice to Borrower, to: (a) terminate the Commitment and the credits hereby established, if not previously terminated, and, immediately upon such election, the obligations of the Banks, and each thereof, to make any further Loan and the obligation of the Fronting Bank to issue any Letter of Credit hereunder immediately shall be terminated, and/or (b) accelerate the maturity of all of the Debt (if the Debt is not already due and payable), whereupon all of the Debt shall become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by Borrower. SECTION 8.2 AUTOMATIC DEFAULTS. If any Event of Default referred to in Section 7.11 hereof shall occur: (a) all of the Commitment and the credits hereby established shall automatically and immediately terminate, if not previously terminated, and no Bank thereafter shall be under any obligation to grant any further Loan, nor shall the Fronting Bank be obligated to issue any Letter of Credit hereunder, and (b) the outstanding principal, interest and any other amounts on all of the Notes, and all of the other Debt to the Banks, shall thereupon become and thereafter be immediately due and payable in full (if the Debt is not already due and payable), all without any presentment, demand or notice of any kind, which are hereby waived by Borrower. SECTION 8.3 LETTERS OF CREDIT. If the maturity of the Notes is accelerated pursuant to Section 8.1 or 8.2 hereof, Borrower shall immediately deposit with Agent, as security for Borrower’s and any Guarantor of Payment’s obligations to reimburse Agent and the Banks for any then outstanding Letters of Credit, cash equal to the sum of the aggregate undrawn balance of any then outstanding Letters of Credit. Agent and the Banks are hereby authorized, at their option,

75 to deduct any and all such amounts from any deposit balances then owing by any Bank to or for the credit or account of any Company, as security for Borrower’s and any Guarantor of Payment’s obligations to reimburse Agent and the Banks for any then outstanding Letters of Credit. SECTION 8.4 OFFSETS. In addition to the rights and remedies of Agent and the Banks provided elsewhere in this Agreement or in any other Loan Document, or otherwise provided in law or equity, if there shall occur or exist any Event of Default referred to in Section 7.11 hereof or if the maturity of the Notes is accelerated pursuant to Section 8.1 or 8.2 hereof, Agent and each Bank (and/or such Bank’s Affiliates) shall have the right at any time to set off against, and to appropriate and apply toward the payment of, any and all Debt then owing by Borrower to Agent or that Bank (including, without limitation, any participation purchased or to be purchased pursuant to Section 8.5 hereof), whether or not the same shall then have matured, any and all deposit balances and all other Indebtedness then held or owing by Agent or that Bank (and such Bank’s Affiliates) to or for the credit or account of Borrower or any Guarantor of Payment, all without notice to or demand upon Borrower or any other Person, all such notices and demands being hereby expressly waived by Borrower. SECTION 8.5 EQUALIZATION PROVISION. Each Bank agrees with the other Banks that if it, at any time, shall obtain any Advantage over the other Banks or any thereof in respect of the Obligations (except under Article III hereof), it shall purchase from the other Banks, for cash and at par, such additional participation in the Obligations as shall be necessary to nullify the Advantage. If any such Advantage resulting in the purchase of an additional participation as aforesaid shall be recovered in whole or in part from the Bank receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (but without interest unless the Bank receiving the Advantage is required to pay interest on the Advantage to the Person recovering the Advantage from such Bank) ratably to the extent of the recovery. Each Bank further agrees with the other Banks that if it at any time shall receive any payment for or on behalf of Borrower on any Indebtedness owing by Borrower to that Bank by reason of offset of any deposit or other Indebtedness, it will apply such payment first to any and all Obligations owing by Borrower to that Bank (including, without limitation, any participation purchased or to be purchased pursuant to this Section 8.5 or any other Section of this Agreement). Borrower agrees that any Bank so purchasing a participation from the other Banks or any thereof pursuant to this Section 8.5 may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank was a direct creditor of Borrower in the amount of such participation. ARTICLE IX. THE AGENT The Banks authorize KeyBank and KeyBank hereby agrees to act as agent for the Banks in respect of this Agreement upon the terms and conditions set forth elsewhere in this Agreement, and upon the following terms and conditions: SECTION 9.1 APPOINTMENT AND AUTHORIZATION. Each Bank hereby irrevocably appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers hereunder as are delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Neither Agent nor any of its Affiliates, directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by it or them

76 hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final non-appealable judgment by a court of competent jurisdiction. The provisions of this Article IX are solely for the benefit of Agent and the Banks, and Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 9.2 NOTE HOLDERS. Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with it, signed by such payee and in form satisfactory to Agent. SECTION 9.3 CONSULTATION WITH COUNSEL. Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the opinion of such counsel. SECTION 9.4 DOCUMENTS. Agent shall not be responsible or have any liability for, or have any duty to examine into or pass upon the validity, effectiveness, genuineness or value of any Loan Documents or any other Related Writing furnished pursuant hereto or in connection herewith or the value of any collateral obtained hereunder, and Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. SECTION 9.5 AGENT AND AFFILIATES. With respect to the Loans, Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not Agent, and Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with any Company or any Affiliate thereof. SECTION 9.6 KNOWLEDGE OF DEFAULT. It is expressly understood and agreed that Agent shall be entitled to assume that no Default or Event of Default has occurred, unless Agent has been notified by Borrower pursuant to Section 5.15 hereof or by a Bank in writing that such Bank believes that a Default or Event of Default has occurred and is continuing and specifying the nature thereof. SECTION 9.7 ACTION BY AGENT. So long as Agent shall be entitled, pursuant to Section 9.6 hereof, to assume that no Default or Event of Default shall have occurred and be continuing, Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights that may be vested in it by, or with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement. Agent shall incur no liability under or in respect of this Agreement by acting upon any notice, certificate, warranty or other writing (including any electronic message, internet, or intranet website posting or other distribution) or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable in the premises. Agent also may rely upon any statement made to it orally or by telephone and

77 believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Bank, Agent may presume that such condition is satisfactory to such Bank unless Agent shall have received notice to the contrary from such Bank prior to the making of such Loan or the issuance of such Letter of Credit. SECTION 9.8 NOTICES, DEFAULT, ETC. In the event that Agent shall have acquired actual knowledge of any Default or Event of Default, Agent shall promptly notify the Banks and shall take such action and assert such rights under this Agreement as the Required Banks shall direct and Agent shall inform the other Banks in writing of the action taken. Agent may take such action and assert such rights as it deems to be advisable, in its discretion, for the protection of the interests of the holders of the Notes. SECTION 9.9 INDEMNIFICATION OF AGENT. The Banks agree to indemnify Agent (to the extent not reimbursed by Borrower) ratably, according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against Agent in its capacity as agent in any way relating to or arising out of this Agreement or any Loan Document or any action taken or omitted by Agent with respect to this Agreement or any Loan Document, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements resulting from Agent’s gross negligence, willful misconduct or from any action taken or omitted by Agent in any capacity other than as agent under this Agreement in each case, as determined by a final non-appealable judgment by a court of competent jurisdiction. SECTION 9.10 RESIGNATION OF ADMINISTRATIVE AGENT. (a) Agent may at any time give notice of its resignation to the Banks and Borrower. Upon receipt of any such notice of resignation, the Required Banks shall have the right, with the consent of Borrower (so long as no Default or Event of Default then exists), to appoint a successor. If no such successor shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Banks) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Banks, appoint a successor Agent; provided that in no event shall any such successor Agent be a Defaulting Bank. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Agent is a Defaulting Bank pursuant to clause (d) of the definition thereof, the Required Banks may, to the extent permitted by applicable Law, by notice in writing to Borrower and such Person remove such Person as Agent and, with the consent of Borrower (so long as no Default or Event of Default then exists), appoint a successor. If no such successor shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Banks) (the “Removal Effective Date”), then such removal shall

78 nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Agent, all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Bank directly, until such time, if any, as the Required Banks appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent (other than any rights to indemnity payments owed to the retiring or removed Agent), and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article IX and Section 9.9 shall continue in effect for the benefit of such retiring or removed Agent and its sub-agents and their respective Affiliates, officers, directors, attorneys, agents and employees in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent. SECTION 9.11 EXCULPATORY PROVISIONS. (a) Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by the Required Banks (or such other number or percentage of the Banks as shall be expressly provided for herein or in the other Loan Documents); provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Bank in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is

79 communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity. (b) Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Banks (or such other number or percentage of the Banks as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.3 and Article VIII), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Agent in writing by Borrower or a Bank. (c) Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent. SECTION 9.12 DELEGATION OF DUTIES. Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Agent. Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates, officers, directors, agents and employees. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the respective Affiliates, officers, directors, agents and employees of Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the facilities as well as activities as Agent. Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 9.13 ERRONEOUS PAYMENTS. (a) If Agent (i) notifies a Bank or Fronting Bank, or any Person who has received funds on behalf of a Bank or Fronting Bank (any such Bank, Fronting Bank or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from Agent) received by such Payment Recipient from Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Bank, Fronting Bank or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (ii) demands in

80 writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of Agent pending its return or repayment as contemplated below in this Section 9.13 and held in trust for the benefit of Agent, and such Bank or Fronting Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as Agent may, in its sole discretion, specify in writing), return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Bank, Fronting Bank or any Person who has received funds on behalf of a Bank or Fronting Bank (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Agent (or any of its Affiliates) (i) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (ii) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates), or (iii) that such Bank or Fronting Bank, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) such Bank or Fronting Bank acknowledges and agrees that (A) in the case of immediately preceding clause (b)(i) or (b)(ii), an error and mistake shall be presumed to have been made (absent written confirmation from Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (b)(iii)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Bank or Fronting Bank shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (b)(i), (b)(ii) and (b)(iii)) notify Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Agent pursuant to this Section 9.13(b). For the avoidance of doubt, the failure to deliver a notice to Agent pursuant to this Section 9.13(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.13(a) or on whether or not an Erroneous Payment has been

81 made. (c) Each Bank and Fronting Bank hereby authorizes Agent to set off, net and apply any and all amounts at any time owing to such Bank or Fronting Bank under any Loan Document, or otherwise payable or distributable by Agent to such Bank or Fronting Bank under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (i) irrespective of whether Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Bank or Fronting Bank, to the rights and interests of such Bank or Fronting Bank, as the case may be) under the Loan Documents with respect to such amount and (ii) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Borrower or any other Credit Party; provided that this Section 9.13 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (i) and (ii) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), Borrower for the purpose of making a payment on the Obligations. (e) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Section 9.13 shall survive the resignation or replacement of Agent, any transfer of rights or obligations by, or the replacement of, a Bank or Fronting Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE X. MISCELLANEOUS SECTION 10.1 BANKS’ INDEPENDENT INVESTIGATION. Each Bank, by its signature to this Agreement, acknowledges and agrees that Agent has made no representation or warranty, express or implied, with respect to the creditworthiness, financial condition, or any other condition of any Company or with respect to the statements contained in any information

82 memorandum furnished in connection herewith or in any other oral or written communication between Agent and such Bank. Each Bank represents that it has made and shall continue to make its own independent investigation of the creditworthiness, financial condition and affairs of the Companies in connection with the extension of credit hereunder, and agrees that Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto (other than such notices as may be expressly required to be given by Agent to the Banks hereunder), whether coming into its possession before the granting of the first Loans hereunder or at any time or times thereafter. SECTION 10.2 NO WAIVER; CUMULATIVE REMEDIES. No omission or course of dealing on the part of Agent, any Bank or the holder of any Note in exercising any right, power or remedy hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any of the Loan Documents. The remedies herein provided are cumulative and in addition to any other rights, powers or privileges held by operation of law, by contract or otherwise. SECTION 10.3 AMENDMENTS, CONSENTS. No amendment, modification, termination, or waiver of any provision of any Loan Document nor consent to any variance therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Anything herein to the contrary notwithstanding, unanimous consent of the Banks shall be required with respect to (a) any increase in the Commitment hereunder, (b) the extension of maturity of the Notes, the payment date of interest or principal thereunder, or the payment of commitment or other fees or amounts payable hereunder, (c) any reduction in the rate of interest on the Notes, or in any amount of principal or interest due on any Note, or the payment of commitment or other fees hereunder or any change in the manner of pro rata application of any payments made by Borrower to the Banks hereunder (provided that this clause (c) shall not apply to any waiver of the application of the Default Rate), (d) any change in any percentage voting requirement, voting rights, or the Required Banks definition in this Agreement, (e) the release of any Guarantor of Payment except for the release of a Guarantor of Payment in connection with a transaction expressly permitted pursuant to this Agreement, or (f) any amendment to this Section 10.3 or Section 8.5 hereof. No such amendments shall, other than in connection with any “debtor-in-possession” financing, subordinate the Obligations in right of payment to any other Indebtedness, in each case, except (x) as contemplated or permitted by this Agreement or the other Loan Documents as in effect on the Effective Date or (y) if such Indebtedness is offered ratably to all Lenders, in each case, without the written consent of each Lender directly and adversely affected thereby; provided further that no such agreement shall adversely modify or otherwise adversely affect the rights or obligations of Agent or the Fronting Bank without the prior written consent of Agent or such Fronting Bank. Notice of amendments or consents ratified by the Banks hereunder shall immediately be forwarded by Borrower to all Banks. Each Bank or other holder of a Note shall be bound by any amendment, waiver or consent obtained as authorized by this Section 10.3, regardless of its failure to agree thereto. SECTION 10.4 NOTICES. (a) All notices, requests, demands and other communications provided for hereunder shall be in writing (including prepaid overnight courier, facsimile, electronic

83 mail or similar writing) addressed to each party at the address specified on the signature pages of this Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed delivered (i) upon receipt when delivered in person, (ii) upon receipt of electronic confirmation of error free transmission when sent by facsimile, (iii) upon receipt when sent by nationally (or internationally, as the case may be) recognized overnight delivery service, or (iv) forty-eight (48) hours after being deposited in the mail when sent by first class mail, registered mail, or certified mail. Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Banks hereunder may be delivered or furnished by electronic communication (including electronic mail and internet or intranet websites) pursuant to procedures approved by Agent, provided that the foregoing shall not apply to notices to any Bank pursuant to Article II if such Bank has notified Agent that it is incapable of receiving notices under such Article by electronic communication. Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless Agent otherwise prescribes, (i) notices and other communications sent to an electronic mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return electronic mail or other written acknowledgement), and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its electronic mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, electronic mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. SECTION 10.5 COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of Agent, including, but not limited to, (a) syndication, administration, travel and out-of-pocket expenses, including but not limited to consultants’ and attorneys’ fees and expenses, of Agent in connection with the preparation, negotiation and closing of the Loan Documents and the administration of the Loan Documents, the collection and disbursement of all funds hereunder and the other instruments and documents to be delivered hereunder, (b) extraordinary expenses of Agent in connection with the administration of the Loan Documents and the other instruments and documents to be delivered hereunder, and (c) the reasonable fees and out-of-pocket expenses of special counsel for the Banks, with respect to the foregoing, and of local counsel, if any, who may be retained by said special counsel with respect thereto. Borrower also agrees to pay on demand all costs and expenses of Agent and the Banks, including reasonable attorneys’ fees, in connection with the restructuring or enforcement of the Debt, this Agreement or any Related Writing. In addition, Borrower shall pay any and all stamp and Other Taxes and fees payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and the other instruments and documents to be delivered hereunder, and agrees to

84 hold Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Taxes or fees. SECTION 10.6 INDEMNIFICATION. (a) Borrower agrees to defend, indemnify and hold harmless Agent and the Banks (and their respective Affiliates, officers, directors, attorneys, agents and employees) (each such Person being called an “Indemnitee”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against Agent or any Bank in connection with any investigative, administrative or judicial proceeding (whether or not such Bank or Agent shall be designated a party thereto) or any other claim by any Person (other than any claim arising out of transactions solely between any of the Indemnitees (other than disputes involving claims against Agent in its capacity as such)) relating to or arising out of any Loan Document or any actual or proposed use of proceeds of the Loans or any of the Debt, or any activities of any Company or any Obligor or any of their respective Affiliates; provided that no Indemnitee shall have the right to be indemnified under this Section 10.6 for its own bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision. All obligations provided for in this Section 10.6 shall survive any termination of this Agreement. This Section 10.6(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, penalties or expenses arising from any non-Tax claim. (b) To the fullest extent permitted by applicable Law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof. No Indemnitee referred to in clause (a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. SECTION 10.7 OBLIGATIONS SEVERAL; NO FIDUCIARY OBLIGATIONS. The obligations of the Banks hereunder are several and not joint. Nothing contained in this Agreement and no action taken by Agent or the Banks pursuant hereto shall be deemed to constitute the Banks a partnership, association, joint venture or other entity. No Default by any Bank hereunder shall excuse the other Banks from any obligation under this Agreement; but no Bank shall have or acquire any additional obligation of any kind by reason of such Default. The relationship among Borrower and the Banks with respect to the Loan Documents and the Related Writings is and shall be solely that of debtor and creditors, respectively, and neither Agent nor any Bank has any fiduciary obligation toward Borrower with respect to any such documents or the transactions contemplated thereby.

85 SECTION 10.8 EXECUTION IN COUNTERPARTS; ELECTRONIC EXECUTION. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (e.g., .pdf or .tif), or any other electronic means that reproduces an image of the actual executed signature page, shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or related to any Loan Document or other document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, Assignment Agreements, amendments, Notices of Loans, guaranties, waivers and consents) shall be deemed to include Electronic Signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act of the State of Ohio and any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 10.9 BINDING EFFECT; BORROWER’S ASSIGNMENT. This Agreement shall become effective when it shall have been executed by Borrower, Agent and by each Bank and thereafter shall be binding upon and inure to the benefit of Borrower, Agent and each of the Banks and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Agent and all of the Banks. This Agreement is an amendment and restatement of the Existing Credit Agreement. On the Effective Date all Letters of Credit issued under the Existing Credit Agreement shall be deemed to be Letters of Credit hereunder and all Loans outstanding under the Existing Credit Agreement shall be deemed to be Loans hereunder and all Loans shall be deemed repaid and readvanced on the Effective Date in accordance with the Commitment Percentages. SECTION 10.10 ASSIGNMENTS. (a) Each Bank shall have the right, in accordance with the terms and conditions of this Section 10.10, at any time or times to assign to one or more commercial banks, finance companies, insurance companies or other financial institution or fund which, in each case, in the ordinary course of business extends credit of the type contemplated herein, without recourse, all or a percentage of all of such Bank’s Commitment, all Loans made by such Bank, such Bank’s Notes, and such Bank’s interest in any participation purchased pursuant to Section 2.1(c) or 8.5 hereof. (b) No assignment may be consummated pursuant to this Section 10.10 without the prior written consent of Borrower and Agent (other than an assignment by any Bank to any Affiliate of such Bank), which consent of Borrower and Agent shall not be unreasonably withheld; provided, however, that, Borrower’s consent shall not be required if, (i) such assignment is to another Bank or an Approved Fund, or (ii) at the time of the proposed assignment, any Default or Event of Default shall then exist; provided, further, Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Agent within seven (7) Business Days after it receives notice

86 thereof. Anything herein to the contrary notwithstanding, any Bank may at any time make a collateral assignment of all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, and no such assignment shall release such assigning Bank from its obligations hereunder. (c) Each assignment made pursuant to this Section 10.10 shall be in a minimum amount of the lesser of Ten Million Dollars ($10,000,000) of the assignor’s Commitment and interest herein or the entire amount of the assignor’s Commitment and interest herein. (d) Unless waived by Agent, either the assignor or the assignee shall remit to Agent, for its own account, an administrative fee of Three Thousand Five Hundred Dollars ($3,500). (e) The parties to each assignment shall (i) execute and deliver to Borrower and Agent an Assignment Agreement and (ii) execute and deliver, or cause the assignee to execute and deliver, as the case may be, to Agent such additional amendments, assurances and other writings as Agent may reasonably require. (f) [Reserved.] (g) Upon satisfaction of all applicable requirements specified in subparts (a) though (f) above, Borrower shall execute and deliver (i) to Agent, the assignor and the assignee, any consent or release (of all or a portion of the obligations of the assignor) required to be delivered by Borrower in connection with the Assignment Agreement, and (ii) to the assignee or the assignor (if applicable), an appropriate Note or Notes. After delivery of the new Note or Notes, the assignor’s Note or Notes being replaced shall be returned to Borrower marked “replaced”. (h) Upon satisfaction of all applicable requirements specified in subparts (a) though (f) above and any other condition contained in this Section 10.10, and subject to the acceptance and recording thereof by Agent pursuant to Section 10.10(i), (i) the assignee shall become and thereafter be deemed to be a “Bank” for the purposes of this Agreement, (ii) the assignor shall be released from its obligations hereunder to the extent its interest has been assigned, (iii) in the event that the assignor’s entire interest has been assigned, the assignor shall cease to be and thereafter shall no longer be deemed to be a “Bank” but shall continue to be entitled to the benefits of Sections 3.1, 3.7 and 10.6 hereof with respect to facts and circumstances occurring prior to the effective date of such assignment and (iv) the signature pages hereto and Schedule 1 hereto shall be automatically amended, without further action, to reflect the result of any such assignment. (i) Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at the address for notices referred to in Section 10.4 hereof a copy of each Assignment Agreement delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Bank and the Commitment of, and principal amount of (and stated interest on) the Loans owing to, each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, Agent and the Bank may treat each financial institution whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall

87 be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice. SECTION 10.11 PARTICIPATIONS. (a) Each Bank shall have the right at any time or times, without the consent of Agent or Borrower, to sell one or more participations or sub-participations to a financial institution or other “accredited investor” (as defined in SEC Regulation D) (each a “Participant”), as the case may be, in all or any part of such Bank’s Commitment, such Bank’s Commitment Percentage, any Loan made by such Bank, any Note delivered to such Bank pursuant to this Agreement, and such Bank’s interest in any participation, if any, purchased pursuant to Section 2.1(c) or 8.5 or this Section 10.11. (b) The provisions of Article III and Section 10.6 shall inure to the benefit of each purchaser of a participation or sub-participation and Agent shall continue to distribute payments pursuant to this Agreement as if no participation has been sold. (c) If any Bank shall sell any participation or sub-participation pursuant to this Section 10.11, such Bank shall, as between itself and the purchaser, retain all of its rights (including, without limitation, rights to enforce against Borrower the Loan Documents and the Related Writings) and duties pursuant to the Loan Documents and the Related Writings, including, without limitation, such Bank’s right to approve any waiver, consent or amendment pursuant to Section 10.3, except if and to the extent that (i) such Participant is an Affiliate or an Approved Fund of the Bank granting the participations or (ii) any such waiver, consent or amendment affects such Participant and would (A) reduce any fee or commission allocated to the participation or sub-participation, as the case may be; (B) reduce the amount of any principal payment on any Loan allocated to the participation or sub-participation, as the case may be, or reduce the principal amount of any Loan so allocated or the rate of interest payable thereon, (C) extend the time for payment of any amount allocated to the participation or sub-participation, as the case may be, (D) release any Guarantor of Payment from its guaranty of any of the Obligations, except in accordance with the terms of the Loan Documents, or (E) consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement, provided that each Participant shall be entitled to the benefits of Section 3.2 with respect to its participation as if it was a Bank, except that a Participant shall (x) only deliver the forms described in Section 3.2(g) to the Bank granting it such participation and (y) not be entitled to receive any greater payment under Section 3.2 than the applicable Bank would have been entitled to receive absent the participation, except to the extent such entitlement to a greater payment arose from a Change in Law occurring after the Participant became a Participant hereunder. (d) No participation or sub-participation shall operate as a delegation of any duty of the seller thereof. (e) Under no circumstance shall any participation or sub-participation be deemed a novation in respect of all or any part of the seller’s obligations pursuant to this Agreement.

88 In the event that any Bank sells participations in a Loan, such Bank shall, acting for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name of all Participants in such Loan and the principal amount of (and stated interest on) the portion of such Loan that is the subject of the participation (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and each Borrower, Agent and each Bank shall treat each person whose name is recorded in the Participant Register as the owner of the participation in question for all purposes of this Agreement notwithstanding any notice to the contrary. A Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of a Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by Borrower and any Bank at any reasonable time and from time to time upon reasonable prior notice; provided, however, that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. SECTION 10.12 [RESERVED.] SECTION 10.13 SEVERABILITY OF PROVISIONS; CAPTIONS; ATTACHMENTS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof. SECTION 10.14 [RESERVED.] SECTION 10.15 ENTIRE AGREEMENT. This Agreement, any Note and any other Loan Document or other agreement, document or instrument attached hereto or executed on or as of the Effective Date integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof. SECTION 10.16 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement, each of the Notes and any Related Writing shall be governed by and construed in accordance with the laws of the State of Ohio and the respective rights and obligations of Borrower and the Banks shall be governed by Ohio law, without regard to principles of conflict of laws. Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any Ohio state or federal court sitting in Cleveland, Ohio, over any action or proceeding arising out of or relating to this Agreement, the Debt or any Related Writing, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Ohio state or

89 federal court. Borrower, on behalf of itself and its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise. Borrower agrees that a final, non-appealable judgment in any such action or proceeding brought in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. SECTION 10.17 LEGAL REPRESENTATION OF PARTIES. The Loan Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof. SECTION 10.18 USA PATRIOT ACT NOTICE; BENEFICIAL OWNERSHIP REGULATION. Each Bank, the Fronting Bank and Agent (for itself and not on behalf of any Bank) hereby notifies each Credit Party that, pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies such Credit Party, which information includes the name and address of such Credit Party and other information that will allow such Bank, such Fronting Bank or Agent, as applicable, to identify such Credit Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation and is effective for each Bank, the Fronting Bank and Agent. SECTION 10.19 HEDGING LIABILITY. Notwithstanding any provision hereof or in any other Loan Document to the contrary, in the event that any Credit Party is not an “eligible contract participant” as such term is defined in Section 1(a)(18) of the Commodity Exchange Act, as amended, at the time (a) any transaction is entered into under any Hedging Obligation or (b) such Person becomes a Borrower or Guarantor of Payment hereunder, and the effect of the foregoing would be to render any Guaranty Obligations of such Person violative of the Commodity Exchange Act, the Obligations of such Person shall not include (i) in the case of clause (a) above, such transaction and (ii) in the case of clause (b) above, any transactions outstanding under any Hedging Obligations as of the date such Person becomes a Borrower or Guarantor of Payment hereunder. SECTION 10.20 JURY TRIAL WAIVER. Borrower, Agent and each of the Banks waive, to the fullest extent permitted by applicable Law, any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise, among Borrower, Agent and the Banks, or any thereof, arising out of, in connection with, related to, or incidental to the relationship established among them in connection with this Agreement or any Note or other instrument, document or agreement executed or delivered in connection herewith or the transactions related thereto. SECTION 10.21 SERVICE OF PROCESS. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.4. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

90 SECTION 10.22 ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 10.23 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for swap contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Ohio or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such

91 Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (b) As used in this Section 10.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b) (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Remainder of Page Intentionally Left Blank]

[Signature Page to Fifth Amended and Restated Credit Agreement] Address: 1500 North Mantua Street THE DAVEY TREE EXPERT COMPANY Kent, Ohio 44240 Attention: Chief Financial Officer By: ______________________________ Name: Title: Address: Key Center KEYBANK NATIONAL ASSOCIATION, 127 Public Square as a Bank and as Agent Cleveland, Ohio 44114-1306 Attention: Large Corporate Group By: ________________________________ Name: Title:

[Signature Page to Fifth Amended and Restated Credit Agreement] Address: ____________________ PNC BANK, NATIONAL ASSOCIATION ____________________ Attention: _______________ By: ________________________________ Name: Title:

[Signature Page to Fifth Amended and Restated Credit Agreement] Address: _______________________ WELLS FARGO BANK, NATIONAL _______________________ ASSOCIATION Attention: _______________ By: ________________________________ Name: Title:

[Signature Page to Fifth Amended and Restated Credit Agreement] Address: _______________________ JPMORGAN CHASE BANK, N.A. _______________________ Attention: _______________ By: ________________________________ Name: Title:

Schedule 1 SCHEDULE 1 COMMITMENTS BANKING INSTITUTIONS COMMITMENT PERCENTAGE REVOLVING CREDIT COMMITMENT AMOUNT SWING LINE COMMITMENT AMOUNT KeyBank National Association 31.25% $125,000,000.00 $50,000,000.00 Wells Fargo Bank, N.A. 25.00% $100,000,000.00 PNC Bank, National Association 25.00% $100,000,000.00 JPMorgan Chase Bank, N.A. 18.75% $75,000,000.00 Total 100.00% $400,000,000.00 $50,000,000.00

Schedule 2 SCHEDULE 2 GUARANTORS OF PAYMENT 1. Davey Tree Surgery Company, a Delaware corporation 2. Wolf Tree Inc., a Tennessee corporation 3. Davey Resource Group, Inc., a Delaware corporation 4. Wetland Studies and Solutions, Inc., a Virginia corporation

SCHEDULE 6.1

CORPORATE EXISTENCE, FOREIGN QUALIFICATION AND PRINCIPAL PLACE OF BUSINESS

COMPANY	JURISDICTION OF ORGANIZATION	FOREIGN QUALIFICATION	PRINCIPAL PLACE OF BUSINESS	CHIEF EXECUTIVE OFFICE
Davey Tree Surgery Company	Delaware	Arizona California Colorado Connecticut District of Columbia Florida Hawaii Idaho Kansas Massachusetts Minnesota Mississippi Missouri Montana Nebraska Nevada New Mexico Ohio Oklahoma Oregon Pennsylvania Texas Utah Washington Wisconsin	2617 South Vasco Road Livermore, CA 94550	2617 South Vasco Road, Livermore CA 94550
The Davey Tree Expert Co. of Canada, LTD	Canada	All Canadian Provinces	611 Tradewind Drive, Suite 500 Ancaster, Ontario L9G 4V5	1500 N. Mantua St. Kent, Ohio 44240
Wolf Tree Inc.	Tennessee	Alabama Arkansas Delaware Florida Georgia Kansas Kentucky Louisiana Mississippi North Carolina Ohio Oklahoma Texas Virginia West Virginia	3310 Greenway Drive NE Knoxville, TN 37918	1500 N. Mantua St. Kent, Ohio 44240

Schedule 6.1

Schedule 6.1 COMPANY JURISDICTION OF ORGANIZATION FOREIGN QUALIFICATION PRINCIPAL PLACE OF BUSINESS CHIEF EXECUTIVE OFFICE DTE Company Ohio Maryland New York Pennsylvania 1500 N. Mantua St. Kent, Ohio 44240 1500 N. Mantua St. Kent, Ohio 44240 Davey Resource Group, Inc. Delaware Alabama Alaska Arizona Arkansas California Colorado Connecticut District of Columbia Florida Georgia Hawaii Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Maryland Massachusetts Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada New Hampshire New Jersey New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania Puerto Rico Rhode Island South Carolina South Dakota Tennessee Texas Utah Vermont Virginia Washington West Virginia Wisconsin 295 S Water Street Ste 300, Kent OH 44240 295 S Water Street Ste 300, Kent OH 44240

COMPANY	JURISDICTION OF ORGANIZATION	FOREIGN QUALIFICATION	PRINCIPAL PLACE OF BUSINESS	CHIEF EXECUTIVE OFFICE
		Wyoming Virgin Islands (US)		
Davey Receivables LLC	Ohio		1500 N Mantua Street, Kent, OH 44240	1500 N Mantua Street, Kent, OH 44240
Chippers, Inc.	Vermont	New Hampshire	1241 Pomfret Rd Woodstock, VT 05091	1500 N Mantua St, Kent OH 44240
Standing Rock Insurance Company	Vermont		Artex Risk Solutions, Inc. 140 Kennedy Drive Suite 101 South Burlington, VT 05403	Artex Risk Solutions, Inc. 140 Kennedy Drive Suite 101 South Burlington, VT 05403
Wetland Studies and Solutions, Inc.	Virginia	California Colorado Delaware District of Columbia Florida Georgia Kentucky Louisiana Maryland Michigan Mississippi New Jersey North Carolina Ohio Pennsylvania South Carolina Tennessee Texas West Virginia	5300 Wellington Branch Dr Ste 100, Gainesville VA 20155	295 S Water St Ste 300, Kent OH 44240
Buchanan Consulting Services LLC	Ohio	Pennsylvania Virginia	295 S Water St Ste 300, Kent OH 44240	295 S Water St Ste 300, Kent OH 44240
Amy S. Greene Environmental Consultants, Inc.	New Jersey	Connecticut Delaware Maryland New York Pennsylvania Virginia	4 Walter E Foran Blvd #209, Farmington, NJ 08822	295 S Water St Ste 300, Kent OH 44240
DRG Pacific Services, LLC	Delaware	California	821 Main Street, Martinez, CA 94553	295 S Water Street Suite 300, Kent, OH 44240
NV Reston, Inc.	Virginia		5300 Wellington Branch Dr Ste 100,	295 S Water St Ste 300, Kent OH

Schedule 6.1

COMPANY	JURISDICTION OF ORGANIZATION	FOREIGN QUALIFICATION	PRINCIPAL PLACE OF BUSINESS	CHIEF EXECUTIVE OFFICE
			Gainesville, VA 20155	44240
Bull Run Wetlands, L.C.	Virginia		14088 M Sullyfield Circle, Chantilly, VA 20151	295 S Water St Ste 300, Kent OH 44240
Loudoun County Wetlands and Stream Restoration, L.C.	Virginia		12500 Fair Lakes Circle Ste 400, Fairfax, VA 22033	295 S Water St Ste 300, Kent OH 44240
North Fork Wetlands Bank, L.C.	Virginia		14088 M Sullyfield Circle, Chantilly, VA 20151	295 S Water St Ste 300, Kent OH 44240
Cedar Run Wetlands, L.C.	Virginia		5300 Wellington Branch Dr Ste 100, Gainesville VA 20155	295 S Water St Ste 300, Kent OH 44240
Civil Training, LLC	Virginia		5300 Wellington Branch Dr Ste 100, Gainesville VA 20155	295 S Water St Ste 300, Kent OH 44240
DRG Engineering MI, Inc.	Michigan		40600 Ann Arbor Rd E Ste 201, Plymouth, MI 48170	295 S Water St Ste 300, Kent OH 44240
Catalina Land Holdings LLC	Delaware		295 S Water St Ste 300, Kent OH 44240	295 S Water St Ste 300, Kent OH 44240
Northern Virginia Stream Restoration L.C.	Virginia		5300 Wellington Branch Dr Ste 100, Gainesville VA 20155	295 S Water St Ste 300, Kent OH 44240
Davey Tree Expert of Puerto Rico LLC	Puerto Rico		Metro Office Park, Metro Parque 7, Street 1, Suite 204, Guaynabo, PR 00968	Metro Office Park, Metro Parque 7, Street 1, Suite 204, Guaynabo, PR 00968
Mickman Brothers, Inc.	Minnesota	Oregon	14630 Highway 65 NE Ham Lake, MN 55304	1500 N Mantua St, Kent Ohio 44240
Davey Rail Services, LLC	Delaware	Alabama Arizona Arkansas California Colorado Connecticut District of Columbia Florida Georgia	1500 N Mantua St, Kent Ohio 44240	1500 N Mantua St, Kent Ohio 44240

Schedule 6.1

Schedule 6.1 COMPANY JURISDICTION OF ORGANIZATION FOREIGN QUALIFICATION PRINCIPAL PLACE OF BUSINESS CHIEF EXECUTIVE OFFICE Idaho Illinois Indiana Iowa Kansas Kentucky Louisiana Maine Maryland Massachusetts Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada New Hampshire New Jersey New Mexico New York North Carolina North Dakota Ohio Oklahoma Oregon Pennsylvania Rhode Island South Carolina South Dakota Tennessee Texas Utah Vermont Virginia Washington West Virginia Wisconsin Wyoming Vancuren Services, Inc. Ohio 1500 N Mantua St, Kent Ohio 44240 10555 Kinsman Road Newberry, OH 44065 Midwest Land Clearing, Inc. Ohio West Virginia 1500 N Mantua St, Kent Ohio 44240 10555 Kinsman Road Newberry, OH 44065 Restoration North Carolina Louisiana Maryland 1101 Haynes St Ste 211 295 S Water St Ste 300, Kent, OH

COMPANY	**JURISDICTION OF ORGANIZATION**	**FOREIGN QUALIFICATION**	**PRINCIPAL PLACE OF BUSINESS**	**CHIEF EXECUTIVE OFFICE**
Systems, LLC		Tennessee Texas Virginia	Raleigh, NC 27604	44240
Poe's Landing LLC	Delaware	South Carolina Virginia	5300 Wellington Branch Dr Ste 100, Gainesville VA 20155	295 S Water St Ste 300, Kent, OH 44240
Milburnie Mitigation Company, LLC	North Carolina		1101 Haynes St, Ste 211 Raleigh, NC 27604-1499	295 S Water St Ste 300, Kent, OH 44240
RS Shorelines, LLC	North Carolina	Virginia	1101 Haynes St, Ste 211 Raleigh, NC 27604-1499	295 S Water St Ste 300, Kent, OH 44240
Conowingo Systems, LLC (75% owner)	Delaware	Maryland	1101 Haynes St, Ste 211 Raleigh, NC 27604-1499	295 S Water St Ste 300, Kent, OH 44240
DRG Kentucky I, LLC	Delaware	Kentucky	295 S Water St Ste 300, Kent, OH 44240	295 S Water St Ste 300, Kent, OH 44240
DRG Kentucky II, LLC	Delaware	Kentucky	295 S Water St Ste 300, Kent, OH 44240	295 S Water St Ste 300, Kent, OH 44240
DRG Kentucky III, LLC	Delaware	Kentucky	295 S Water St Ste 300, Kent, OH 44240	295 S Water St Ste 300, Kent, OH 44240
DRG Kentucky IV, LLC	Delaware	Kentucky	295 S Water St Ste 300, Kent, OH 44240	295 S Water St Ste 300, Kent, OH 44240
Davey RC, LLC	Delaware	Alabama Connecticut Delaware Florida Iowa Massachusetts Mississippi Montana Nebraska Nevada Ohio Oregon	1500 N Mantua St, Kent, OH 44240	1500 N. Mantua St, Kent, OH 44240

Schedule 6.1

Schedule 6.1 COMPANY JURISDICTION OF ORGANIZATION FOREIGN QUALIFICATION PRINCIPAL PLACE OF BUSINESS CHIEF EXECUTIVE OFFICE Texas Virginia Wisconsin DRG Grid Reliability, LLC Delaware Arizona Colorado Idaho Minnesota Montana Oklahoma Oregon Texas Utah Washington Wisconsin Wyoming 3900 Kinross Lakes Parkway, Richfield, OH 44286 3900 Kinross Lakes Parkway, Richfield, OH 44286 DTE Assets, LLC Delaware None 1500 N Mantua St, Kent, OH 44240 1500 N. Mantua St, Kent, OH 44240 DTS California, LLC Delaware California 2617 S Vasco Rd, Livermore, CA 94550 2617 S. Vasco Rd, Livermore, CA 94550 DTE Holdings, LLC Nevada None 1500 N Mantua St, Kent, OH 44240 1500 N Mantua St, Kent, OH 44240